Allianz High Five, 485BPOS
Filed on April 27, 2026
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM N-4

File Nos. 333-90260; 811-05618
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 30	[X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 689	[X]
(Check appropriate box or boxes.)
ALLIANZ LIFE VARIABLE ACCOUNT B
(Exact Name of Registered Separate Account)
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
(Name of Insurance Company)
5701 Golden Hills Drive, Minneapolis, MN 55416-1297
(Address of Insurance Company’s Principal Executive Offices) (Zip Code)
(763) 765-7494
(Insurance Company’s Telephone Number, including Area Code)
John P. Hite, Senior Counsel, Associate General Counsel
Allianz Life Insurance Company of North America
5701 Golden Hills Drive
Minneapolis, MN 55416-1297
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuously on and after the effective date of each Registration Statement.

It is proposed that this filing will become effective (check the appropriate box):
immediately upon filing pursuant to paragraph (b)
X	on May 1, 2026 pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
on (date) pursuant to paragraph (a)(1) of rule 485 under the Securities Act of 1933 (“Securities Act”).
If appropriate, check the following:
This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Check each box that appropriately characterizes the Registrant:
New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))

If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial account standards provided pursuant to Section 7(a)(2)(B) of the Securities Act

X	Insurance Company relying on Rule 12h-7 under the Exchange Act
Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

PART A – PROSPECTUS

ALLIANZ High FiveTM VARIABLE ANNUITY CONTRACT
Issued by Allianz Life Variable Account B and Allianz Life Insurance Company of North America (Allianz Life, we, us, our)

THE CONTRACT IS NO LONGER OFFERED FOR SALE TO NEW INVESTORS.
We continue to administer the in force Contracts. We only accept additional Purchase Payments if your Contract was issued in Connecticut, Florida, or New Jersey. However, we do not accept additional Purchase Payments
(regardless of state of issue) if you have an Inherited IRA or 403(b) Contract.

The variable annuity described in this prospectus is an individual flexible purchase payment variable deferred annuity contract (Contract). This prospectus describes the Contract between you, the Owner, and Allianz Life.
This prospectus describes four different versions of the Contract. The “Original Contract Version A” first became available on October 25, 2002. The Original Contract was replaced in most states by the “May 2005 Contract” beginning on April 29, 2005. The May 2005 Contract was subsequently replaced by the “February 2007 Contract,” which first became available on February 22, 2007. On June 22, 2007 Original Contract Version A was replaced in most states by “Original Contract Version B.” We stopped offering all versions of the Contract on March 13, 2009. These Contract versions were offered with different optional benefits, have different fees and expenses (including annual charges) and may have different features.
The Contract is a complex investment and involves risks. You may lose money, including your principal investment and previous earnings.
The Contract allows you to allocate your Purchase Payments and any earnings among the Contract’s available Investment Choices. The Investment Choices include Investment Options and the Fixed Period Accounts (FPAs).
The Investment Options are available for allocation of Purchase Payments and any earnings. Each Investment Option’s performance is based on its corresponding underlying Fund in which the Investment Option invests. Each Investment Option is a subaccount of our Allianz Life Variable Account B that invests exclusively in shares of a Fund. Allianz Life Variable Account B is our registered separate account, and it is referred to in this prospectus as the “Separate Account”. Allocations to the FPAs are held in our general account and earn interest. For additional information about each of the Contract’s Investment Choices, see Appendix A – Investment Choices Available Under the Contract.
This Contract is not a short-term investment and is not appropriate if you need ready access to cash. Withdrawals could result in withdrawal charges, taxes, and tax penalties. Withdrawals or transfers from the FPAs at any time other than 30 days before the end of an Account Period could also result in negative Market Value Adjustments (MVAs). The maximum potential loss from a negative MVA is -30%.
If you have a financial adviser and choose to pay their financial adviser fees from this Contract, the deduction of financial adviser fees is in addition to this Contract’s fees and expenses, and the deduction is treated the same as any other withdrawal under the Contract. As such, withdrawals to pay financial adviser fees are subject to withdrawal charges, could result in negative MVAs, will reduce and may even end the selected death benefit (either the standard Traditional Guaranteed Minimum Death Benefit, or optional Enhanced GMDB), and any other guaranteed benefits. Please consult with your Financial Professional before requesting us to pay financial adviser fees from this Contract rather than from other assets you may have.
All obligations and guarantees under the Contract are the obligations of Allianz Life and are subject to our claims-paying ability and financial strength.
Please read this prospectus before investing and keep it for future reference. This prospectus describes all material rights and obligations of purchasers under the Contract. This prospectus contains important information about the Contract and Allianz Life that you ought to know before investing including material state variations. This prospectus is not an offer to sell the securities, and it is not soliciting an offer to buy the securities, in any state where offers or sales are not permitted. You should rely only on the information contained in this prospectus. We have not authorized anyone to give you different information.
The Securities & Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. An investment in this Contract is not a deposit of a bank or financial institution and is not federally insured or guaranteed by the Federal Deposit Insurance Corporation or any other federal government agency. An investment in this Contract involves investment risk including the possible loss of principal.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

This prospectus is not intended to constitute a suitability recommendation or fiduciary advice.
Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at https://www.investor.gov.
Dated: May 1, 2026

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

Glossary
This prospectus is written in plain English. However, there are some technical words or terms that are capitalized and are used as defined terms throughout the prospectus. For your convenience, we included this glossary to define these terms.
The following is a list of common abbreviations used in this prospectus.
FPA = Fixed Period Account GAV = Guaranteed Account Value GMDB = Guaranteed Minimum Death Benefit GMIB = Guaranteed Minimum Income Benefit	GWB = Guaranteed Withdrawal Benefit MAV = Maximum Anniversary Value MVA = Market Value Adjustment
Account Period – the length of time for a Fixed Period Account. Account Periods range from one to ten years.
Accumulation Phase – the initial phase of your Contract before you apply your total Contract Value to Annuity Payments. The Accumulation Phase begins on the Issue Date and may occur at the same time as the Annuity Phase if you take Partial Annuitizations.
Annuitant – the individual upon whose life we base the Annuity Payments. Subject to our approval, you designate the Annuitant and can add a joint Annuitant for the Annuity Phase if you take a Full Annuitization. There are restrictions on who can become an Annuitant.
Annuity Options – the annuity income options available to you under the Contract.
Annuity Payments – payments made by us to the Payee pursuant to the chosen Annuity Option.
Annuity Phase – the phase the Contract is in once Annuity Payments begin. This may occur at the same time as the Accumulation Phase if you apply part of your Contract Value to a Partial Annuitization.
Beneficiary – the person(s) or entity the Owner designates to receive any death benefit.
Business Day – each day on which the New York Stock Exchange is open for trading, except when an Investment Option does not value its shares. Allianz Life is open for business on each day that the New York Stock Exchange is open. Our Business Day closes when regular trading on the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern Time.
Contract – the individual flexible purchase payment variable deferred annuity contract described by this prospectus.
Contract Anniversary – a twelve-month anniversary of the Issue Date or any subsequent twelve-month Contract Anniversary.
Contract Value – on any Business Day, the sum of the values in your selected Investment Choices. The Contract Value reflects the deduction of any contract maintenance charge, transfer fee, and M&E charge, but does not reflect the deduction of any withdrawal charge. It does not include amounts applied to a Partial Annuitization.
Contract Year – any period of twelve months beginning on the Issue Date or a subsequent Contract Anniversary.
February 2007 Contract – the Contract described in the body of this prospectus that first became available on February 22, 2007.
Financial Professional – the person who advises you regarding the Contract.
Fixed Account Value – the portion of your Contract Value that is in our general account during the Accumulation Phase.
Fixed Options – the general account Investment Choices available under the Contract. The only Fixed Options available are the FPAs.
FPAs (Fixed Period Accounts) – the Fixed Options that earn interest guaranteed by us and are only available during the Accumulation Phase.
Full Annuitization – the application of the total Contract Value to Annuity Payments.
Fund(s) – the underlying fund in which an Investment Option invests.
Good Order – a request is in “Good Order” if it contains all of the information we require to process the request. If we require information to be provided in writing, “Good Order” also includes providing information on the correct form, with any required certifications, guarantees and/or signatures, and received at our Service Center after delivery to the correct

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

mailing, email, or website address, which are all listed at the back of this prospectus. If you have questions about the information we require, or whether you can submit certain information by fax, email or over the web, please contact our Service Center. If you send information by email or upload it to our website, we send you a confirmation number that includes the date and time we received your information.
GAV (Guaranteed Account Value) Benefit – a benefit under the Living Guarantees that provides a level of protection for the principal you have invested in the Contract as well as locking in investment gains from prior anniversaries.
GAV Fixed Account Minimum – if your Contract includes the Living Guarantees, this is the minimum amount of Contract Value that we determine must be allocated to an FPA to support the GAV Benefit.
GAV Transfers – if your Contract includes the Living Guarantees, these are the transfers we make between your selected Investment Options and the FPAs as a result of our monitoring your daily Contract Value in order to support the GAV Benefit.
GMDB (Guaranteed Minimum Death Benefit) – you were asked to select one of two GMDBs at Contract issue that may provide different guaranteed death benefit values.
GMIB (Guaranteed Minimum Income Benefit) – a benefit under the Living Guarantees (in most states) that provides guaranteed minimum fixed income for life in the form of Annuity Payments (GMIB Payments).
GMIB Payment – fixed lifetime Annuity Payments based on the GMIB value we make under the GMIB.
GWB (Guaranteed Withdrawal Benefit) – a benefit under the Living Guarantees that provides a guaranteed income through partial withdrawals, regardless of your Contract Value, beginning on the second Contract Anniversary.
Income Date – the date we begin making Annuity Payments to the Payee from the Contract. Because the Contract allows for Partial Annuitizations, there may be multiple Income Dates. The earliest available Income Date is two years after the Issue Date, and the latest possible Income Date can occur as late as age 100.
Investment Choices – the Investment Options and any Fixed Options available under the Contract for Purchase Payments or transfers.
Investment Options – the subaccounts of the Separate Account and the variable investment options available under the Contract. Each Investment Option invests exclusively in the shares of its corresponding underlying Fund.
Issue Date – the date shown on the Contract that starts the first Contract Year. Contract Anniversaries and Contract Years are measured from the Issue Date.
Joint Owners – two Owners who own a Contract.
Living Guarantees – a benefit package that includes the GAV Benefit, the GMIB and the GWB.
MAV (Maximum Anniversary Value) – a calculation used in determining the GMIB value and the guaranteed death benefit value under the Enhanced GMDB.
May 2005 Contract – this Contract first became available on April 29, 2005 and was replaced by the February 2007 Contract.
MVA (Market Value Adjustment) – a positive or negative adjustment to amounts withdrawn or transferred from an FPA unless they are made within 30 days of the end of an Account Period.
Non-Qualified Contract – a Contract that is not a Qualified Contract.
Original Contract – there are two versions of this Contract. Version A first became available on October 25, 2002 and was replaced in most states by the May 2005 Contract. On June 22, 2007 Original Contract Version A was replaced in most states by Original Contract Version B, which has a lower M&E charge.
Owner – “you,” “your” and “yours.” The person(s) or entity designated at Contract issue and named in the Contract who may exercise all rights granted by the Contract.
Partial Annuitization – the application of only part of the Contract Value to Annuity Payments.
Payee – the person or entity who receives Annuity Payments during the Annuity Phase.
Purchase Payment – the money you put into the Contract.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

Qualified Contract – a Contract that qualifies for special tax treatment under sections of the Internal Revenue Code (Code).
Separate Account – Allianz Life Variable Account B is a separate investment account of Allianz Life. The variable investment portion of the Contract was issued through the Separate Account. The Separate Account is divided into subaccounts, each of which is a variable investment option under one or more variable annuity contracts that we issue through the Separate Account. The subaccounts available under this Contract are the Investment Options, each of which invests exclusively in shares of its corresponding underlying Fund. The Separate Account is registered with the SEC as a unit investment trust, and may be referred to as the Registered Separate Account.
Separate Account Value – the portion of your Contract Value that is in the subaccounts of the Separate Account during the Accumulation Phase.
Service Center – the area of our company that provides Contract maintenance and routine customer service. Our Service Center address and telephone number are listed at the back of this prospectus. The address for mailing checks for Purchase Payments may be different and is also listed at the back of this prospectus.
Traditional Annuity Payments – Annuity Payments we make to the Payee based on the Contract Value.
True Up – an amount we may pay into your Contract under the GAV Benefit.
Valid Claim – the documents we require to be received in Good Order at our Service Center before we pay any death claim. This includes the death benefit payment option, due proof of death, and any required governmental forms. Due proof of death includes a certified copy of the death certificate, a decree of court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.
Withdrawal Charge Basis – the total amount under your Contract that is subject to a withdrawal charge.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

Overview of the Contract
What Is the Purpose of the Contract?
The Contract is designed for retirement planning purposes. Under the Contract, you make one or more Purchase Payments to us, and the money is invested in the Investment Choices available through the Contract. Depending on market conditions, your Contract can gain or lose value based on your selected Investment Options’ performance and interest on any FPAs. When you are ready to receive a guaranteed stream of income under your Contract, you can annuitize your accumulated assets and begin receiving payments (Annuity Payments) from us based on the payout option you select (Annuity Options). The Contract includes a death benefit (either the standard Traditional GMDB, or the optional Enhanced GMDB for an additional M&E charge) that helps financially protect your beneficiaries, and offered living benefits that may help you achieve your financial goals.
This Contract may be appropriate for you if you have a long investment time horizon and your financial goals are consistent with the terms and conditions of the Contract. It is not designed for people who intend to make early or frequent withdrawals due to their liquidity needs, or for people who intend to frequently trade in the Contract’s Investment Options.
What Are the Phases of the Contract?
The Contract has two phases: (1) an Accumulation Phase, and (2) an Annuity Phase.
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Accumulation Phase. The Accumulation Phase is the first phase of your Contract, and it begins on the Issue Date (the date we issue the Contract). During the Accumulation Phase, your money is invested in the Investment Choices you select on a tax-deferred basis. Tax deferral may not be available for certain non-individually owned contracts. Tax deferral means you are not taxed on any earnings or appreciation on the assets in your Contract until you take money out of your Contract.
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Each Investment Option invests in an underlying fund, which has its own investment objective, strategies, and risks. Amounts allocated to the Investment Options are subject to Fund fees and expenses, and Fund performance (which can be negative). Please see Appendix A for more information about each Investment Option available under the Contract.
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General account Investment Choices (Fixed Options). FPAs receive interest guaranteed by us that varies based on the Account Period and when money moved into the FPA. Account Periods range from one to ten years. The FPA interest rate may change annually.
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Annuity Phase. If you request Annuity Payments, your Contract enters the Annuity Phase. During the Annuity Phase, we make regular periodic payments (Annuity Payments) based on the life of a person you choose (the Annuitant). We send Annuity Payments to you (the Payee). You can choose when Annuity Payments begin (the Income Date), subject to certain restrictions. We base Annuity Payments on the Contract Value and the payout rates for the Annuity Option you select. If you select variable Annuity Payments, your payments will change based on your selected Investment Options’ performance. If you select fixed Annuity Payments, your payments do not change unless an Annuitant dies.  The Annuity Phase ends when we make the last Annuity Payment under your selected Annuity Option.
During the Annuity Phase, you will receive a stream of regular income. Upon a Full Annuitization you will be unable to take withdrawals upon demand, the death benefit you selected ends, and no amounts will be payable upon death during the Annuity Phase unless your Annuity Option provides otherwise. If you have the Living Guarantees, the GAV and GWB they will also end upon a Full Annuitization.
What Are the Contract’s Primary Features?
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Contract Versions. We sold four different versions of the Contract: “Original Contract Version A,” “Original Contract Version B” “May 2005 Contract,” and “February 2007 Contract.” The Original Contract Version A first became available on October 25, 2002 and was replaced in most states by the May 2005 Contract beginning on April 29, 2005. The May 2005 Contract was subsequently replaced by the February 2007 Contract, which first became available on February 22, 2007. On June 22, 2007 Original Contract Version A was replaced in most states by “Original Contract Version B.” These Contract versions were offered with different optional benefits, have different fees and expenses (including annual charges) and may have different features.
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Accessing Your Money. During the Accumulation Phase, you can surrender (take a full withdrawal) the Contract or take partial withdrawals. Withdrawals could result in a negative MVA for amounts withdrawn from the FPAs, and are subject to withdrawal charges, income taxes, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

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Additional Purchase Payments. For Contracts issued in Connecticut, Florida, or New Jersey we continue to accept additional Purchase Payments during the Accumulation Phase subject to the limitations described in this prospectus. However, we no longer accept additional Purchase Payments for Contracts issued in any other state, or if you have an Inherited IRA or 403(b) Contract (regardless of state of issue).
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Optional Living Benefits. We offered the Living Guarantees, which include a guaranteed accumulation benefit (Guaranteed Account Value (GAV) Benefit), a guaranteed minimum withdrawal income benefit (Guaranteed Withdrawal Benefit (GWB)), and a guaranteed minimum fixed annuity income benefit (Guaranteed Minimum Income Benefit (GMIB)). There is no additional charge for the Living Guarantees. However, to maintain the guarantee provided by the GAV Benefit we periodically transfer amounts between your selected Investment Options and the FPAs according to a mathematical model (see the “GAV Transfers” in section 10.a). The optional living benefits are no longer offered.
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Death Benefits. The Contract includes for no additional charge a standard death benefit (the Traditional GMDB). When you purchased this Contract, you could instead have selected the optional Enhanced GMDB to replace the standard death benefit for an additional M&E charge. The death benefit is the greater of Contract Value, or the guaranteed death benefit value. The guaranteed death benefit value is: the total Purchase Payments adjusted for withdrawals if you have the Traditional GMDB; or the greater of total Purchase Payments adjusted for withdrawals or an annual lock-in feature (MAV) if you have an Enhanced GMDB. The Enhanced GMDB cannot be less than the Traditional GMDB, but they can be equal.
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Other Features and Services. Certain additional features and services related to the Contract are summarized below. There are no additional charges associated with these features or services unless otherwise indicated. Not all features and services may be available with your Contract.
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Automatic Investment Plan (AIP). Allows you to make automatic Purchase Payments during the Accumulation Phase on a monthly or quarterly basis by electronic money transfer from your savings, checking, or brokerage account. AIP is only available if your Contract was issued in Connecticut, Florida, or New Jersey. However, AIP is not available (regardless of state of issue) if you have an Inherited IRA Contract, a 403(b) Contract, or a Qualified Contract purchased through a qualified plan.
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Flexible Rebalancing Program. Provides for automatic, periodic transfers among the Investment Options to help you maintain your selected allocation percentages among the Investment Options. This program is not available for the FPAs. If your Contract includes the Living Guarantees, automatic GAV Transfers may affect this program.
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Automatic Withdrawal Programs. The systematic withdrawal program allows you to make automatic withdrawals from your Contract. During the withdrawal charge period, systematic withdrawals are subject to ordinary income taxes, may be subject to a 10% additional federal tax for amounts withdrawn before age 59  1∕2, and, for amounts in excess of the partial withdrawal privilege, are subject to a withdrawal charge. Contract Value withdrawn from the FPAs may be affected by the MVA (which can be negative). The systematic withdrawal program is not available while you are receiving required minimum distribution (RMD) payments.
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Withdrawal Charge Waivers. Under the partial withdrawal privilege, you may withdraw up to 12% of your total Purchase Payments before any MVA each Contract Year during the Accumulation Phase without incurring a withdrawal charge. The partial withdrawal privilege is not available upon a full withdrawal. We do not apply a withdrawal charge to deductions we make for Contract fees or expenses. In most states (see section 7), the waiver of withdrawal charge benefit allows you to take a withdrawal without incurring a withdrawal charge if after the first Contract Year you become: confined to a skilled nursing facility or hospital for at least 90 consecutive days and a licensed physician certifies that continued confinement is necessary, or terminally ill. The confinement waiver is not available if you were confined on the Issue Date. The terminal illness waiver is limited to life expectancy of 12 months or less as certified by a physician, is only available as a full withdrawal, and is not available if on the Issue Date you were first diagnosed with a terminal illness. Also, if you own an IRA, Simplified Employee Pension (SEP) IRA, or Inherited IRA, RMD payments you take under our minimum distribution program are not subject to a withdrawal charge. The minimum distribution program is not available while you are receiving systematic withdrawals or if you have a 403(b) Contract or a Qualified Contract purchased through a qualified plan. Withdrawals under these waivers may be affected by the MVA (which can be negative) if taken from the FPAs, and may still be subject to income taxes, may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2, and may reduce Contract benefits (perhaps significantly and by more than the amount withdrawn).

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

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Financial Adviser Fees. If you have a financial adviser and want to pay their financial adviser fees from this Contract, you can instruct us to withdraw the fee from your Contract and pay it to your Financial Professional or Financial Professional’s firm as instructed. The deduction of financial adviser fees is in addition to this Contract’s fees and expenses, and the deduction is treated the same as any other withdrawal under the Contract. As such, withdrawals to pay financial adviser fees are subject to a withdrawal charge, an MVA (which can be negative) if taken from the FPAs, income taxes, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2. These withdrawals will reduce the Contract Value, guaranteed death benefit value, and any other guaranteed benefits (perhaps significantly and by more than the amount withdrawn). See section 1, The Variable Annuity Contract – Financial Adviser Fees for additional information. Please consult with your Financial Professional before requesting us to pay financial adviser fees from this Contract rather than from other assets you may have.
What is the MVA?
The MVA is an adjustment we make for transfers or withdrawals from an FPA that occur at any time other than 30 days before the end of an Account Period. There is no MVA for amounts withdrawn from the FPAs for withdrawal charges, the contract maintenance charge, or death claims. There is also no MVA for transfers or withdrawals that occur within 30 days before the end of the Account Period. The end of the Account Period will first occur on your tenth Contract Anniversary and then on every fifth Contract Anniversary after that (for example, the 15th Contract Anniversary, the 20th Contract Anniversary, etc.).
We apply the MVA to the amount withdrawn or transferred from the FPAs. For withdrawals, we apply the MVA before we determine the withdrawal charge. The MVA formula compares the interest rate for the FPA from which amounts are being removed to the current interest rate offered on new allocations to an FPA with an Account Period equal to the remaining term. An MVA can be positive, zero, or negative. A negative MVA may cause you to lose a significant amount of money. For more information regarding the MVA, see section 6, Expenses and Adjustments.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

Important Information You Should Consider About the Contract
	FEES, EXPENSES, AND ADJUSTMENTS			Prospectus Location
Are There Charges or Adjustments for Early Withdrawals?
Yes, your Contract may be subject to charges for early withdrawals. If you withdraw money from the Contract within 7 years of your last Purchase Payment, you will be assessed a withdrawal charge of up to 8.0% of the Purchase Payment withdrawn, declining to 0% over that time period.

For example, if you invest $100,000 in the Contract and make an early withdrawal, you could pay a withdrawal charge of up to $8,000. The potential for loss on an early withdrawal could be greater due to taxes or tax penalties.

If money is withdrawn or transferred out of an FPA at any time other than 30 days before the end of an Account Period an MVA based on changes in interest rates may apply. An
MVA may be positive, negative, or equal to zero. The maximum negative MVA is -30%. For example, if you take a $100,000 withdrawal from an FPA during the period the MVA applies, you could lose up to $30,000 due to a negative MVA.
				Fee Tables 6. Expenses and Adjustments
Are There Transaction Charges?
Yes, in addition to withdrawal charges and negative MVAs, you may also be charged for other Contract transactions.
• We will charge you a fee of $25 per transfer after you exceed 12 transfers between
Investment Options (the variable investments available to you) in a Contract Year.
• For Original Contracts, if you take variable Traditional Annuity Payments under Annuity
Options 2 or 4, and then take a withdrawal (“liquidation”), you may be assessed a commutation fee of up to 4% of the amount liquidated. For example, if you requested a liquidation of $1,000, you could pay a commutation fee of up to $40 and would receive
$960.
• For Original Contracts, if you take variable Traditional Annuity Payments under Annuity
Option 6 and then take a liquidation within 8 years of your last Purchase Payment, you may be assessed a withdrawal charge of up to 8% of the amount liquidated. For example, if you requested a liquidation of $1,000, you could pay a commutation fee of up to $80 and would receive $920.
				Fee Tables 6. Expenses and Adjustments
Are There Ongoing Fees and Expenses?
Yes, there are ongoing fees and expenses. The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. These ongoing fees and expenses do not reflect any adviser fees paid to an investment adviser from your Contract Value or other assets of the Owner. If such charges were reflected, these ongoing fees and expenses would be higher.

				Fee Tables 6. Expenses and Adjustments Appendix A – Investment Choices Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract(1) (varies by Contract version)	1.27%	1.42%
	Investment Options(2) (Fund fees and expenses)	0.25%	3.38%
	Optional Benefits Available for an Additional Charge(3) (for a single optional benefit, if elected)	0.20%	0.20%
	(1) As a percentage of each Investment Option’s average net assets, plus an amount attributable to the contract maintenance charge.
	(2) As a percentage of a Fund’s average daily net assets.
	(3) As a percentage of each Investment Option’s average net assets. This is the current charge for an optional benefit (the Enhanced GMDB).

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

	FEES, EXPENSES, AND ADJUSTMENTS		Prospectus Location

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add withdrawal charges and/or a negative MVA if taken from the FPAs that could substantially increase costs.

	Lowest Annual Cost $1,456	Highest Annual Cost $4,040

Assumes:
●Investment of $100,000
●5% annual appreciation
●Least expensive combination of Contract
versions and Fund fees and expenses
●No optional benefits
●No additional Purchase Payments,
transfers, or withdrawals
●No adviser fees

Assumes:
●Investment of $100,000
●5% annual appreciation
●Most expensive combination of Contract
versions, optional benefits, and Fund
fees and expenses
●No additional Purchase Payments,
transfers, or withdrawals
●No adviser fees

RISKS
Is There a Risk of Loss from Poor Performance?	Yes, you can lose money by investing in the Contract, including loss of principal.		Principal Risks of Investing In the Contract
Is this a Short-Term Investment?
No, this Contract is not a short-term investment and is not appropriate if you need ready access to cash.
• If within seven years after we receive a Purchase Payment you take a full or partial withdrawal, withdrawal charges will apply. A withdrawal charge will reduce your Contract
Value or the amount of money that you actually receive. Withdrawals under any Contract may reduce or end Contract guarantees.
•  If money is withdrawn or transferred out of an FPA at any time other than 30 days before the end of an Account Period an MVA based on changes in interest rates may apply. We do not apply MVAs to GAV Transfers out of the FPAs for certain Contracts as indicated in section 6, Expenses and Adjustments. An MVA is an adjustment based on changes in interest rates and may be positive, negative, or equal to zero. An MVA will be negative if the interest rate on the FPA from which money is being removed is less than the current interest rate for new allocations to an FPA of the same Account Period. The maximum negative MVA is -30%.
• Withdrawals are subject to income taxes, and also may be subject to a 10% additional federal tax for amounts withdrawn before age 59  1∕2.
• Considering the benefits of tax deferral, long-term income, and living benefit guarantees the Contract is generally more beneficial to investors with a long investment time horizon.
Principal Risks of Investing In the Contract 5. Valuing Your Contract 6. Expenses and Adjustments
What Are the Risks Associated with the Investment Options?
• An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options available under the
Contract.
• Each Investment Option has its own unique risks.
• You should review each Fund’s prospectus and disclosures, including risk factors, before making an investment decision.
Principal Risks of Investing In the Contract
What Are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to us. All obligations, guarantees or benefits of the Contract are the obligations of Allianz Life and are subject to our claims-paying ability and financial strength. More information about Allianz Life, including our financial strength ratings, is available upon request by visiting
https://www.allianzlife.com/about/financial-ratings, or contacting us at (800) 624-0197.
Principal Risks of Investing In the Contract

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

	RESTRICTIONS	Prospectus Location
Are There Restrictions on the Investment Options?
Yes, there are limits on the Investment Options.
• We currently allow you to invest in no more than 15 Investment Options at any one time.
We may change this maximum in the future, but it will not be less than 5 Investment
Options.
• The FPAs are Fixed Options. Money held in an FPA receives interest that varies based on the Account Period and when money moved into the FPA. Account Periods range from one to ten years. The FPA interest rate may change annually. For Contracts with Living
Guarantees we restrict your ability to transfer money from the FPAs.
• The first 12 transfers between Investment Options every Contract Year are free. After that, we deduct a $25 transfer fee for each additional transfer. Your transfers between the
Investment Options are also subject to policies designed to deter excessively frequent transfers and market timing. These transfer restrictions do not apply to the Contract's automatic transfer programs.
• We reserve the right to remove or substitute the Fund in which an Investment Option invests.
• We no longer accept additional Purchase Payments during the Accumulation Phase unless the Contract was issued in Connecticut, Florida, or New Jersey. However, for
Contracts issued in Connecticut, Florida, or New Jersey, we do not accept additional
Purchase Payments if you have an Inherited IRA or 403(b) Contract.
• We also do not accept additional Purchase Payments (regardless of state of issue) on or after the Income Date if you take a Full Annuitization.

Overview of the
Contract

Principal Risks of
Investing In the
Contract

3. Purchase
Payments –
Purchase
Payment
Requirements

4. The Investment
Options’
Underlying Funds

5. Valuing Your
Contract

Appendix A –
Investment
Choices Available
Under the
Contract

Are There any Restrictions on Contract Benefits?
Yes, there are restrictions on Contract benefits.
•  With the GAV Benefit we monitor your Contract daily and periodically make transfers between your selected Investment Options and the FPAs.
• Optional benefits may be modified or terminated under certain circumstances.
• Withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn and could end the benefit. Withdrawals that reduce both the Contract Value and the guaranteed value (either the total Purchase Payments adjusted for withdrawals if you have the Traditional GMDB; or the greater of total Purchase Payments adjusted for withdrawals or the MAV if you have the Enhanced GMDB) to zero will end your selected death benefit.
• The deduction of financial adviser fees is in addition to this Contract's fees and expenses, and the deduction is treated the same as any other withdrawal under the Contract. As such, withdrawals to pay financial adviser fees are subject to withdrawal charges, MVAs
(which can be negative), will reduce the Contract Value on a dollar for dollar basis, and may reduce guaranteed values by more than the amount withdrawn. These reductions could be significant.
9. Benefits Available Under the Contract 11. Death Benefit
TAXES
What Are the Contract’s Tax Implications?
• Consult with a tax professional to determine the tax implications of an investment in and withdrawals from or payments received under the Contract.
• If you purchased the Contract through a tax-qualified plan, 403(b), as an individual retirement annuity, or through a custodial individual retirement account, you do not get any additional tax benefit under the Contract.
• Generally, earnings under a Non-Qualified Contract are taxed at ordinary income rates when withdrawn, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2.
• Generally, distributions from Qualified Contracts are taxed at ordinary income tax rates when withdrawn, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2.
12. Taxes

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

	CONFLICTS OF INTEREST	Prospectus Location
How Are Investment Professionals Compensated?
Your Financial Professional may receive compensation for selling this Contract to you, in the form of commissions, additional cash benefits (e.g., cash bonuses), and non-cash compensation. We and/or our wholly owned subsidiary distributor may also make marketing support payments to certain selling firms for marketing services and costs associated with
Contract sales. This conflict of interest may influence your Financial Professional to recommend this Contract over another investment for which the Financial Professional is not compensated or compensated less.
6. Expenses and Adjustments – Commissions Paid to Dealers
Should I Exchange My Contract?
Whether to exchange your existing Contract for a new contract is a decision that each investor should make based on their personal circumstances and financial objectives.
However, in making this decision you should be aware that some Financial Professionals may have a financial incentive to offer you a new contract in place of one you already own.
You should only exchange your Contract if you determine, after comparing the features, risks, and fees of both contracts, including any fees or penalties to terminate your existing
Contract, that it is better for you to purchase the new contract rather than continue to own your existing Contract.
13. Other Information – Distribution

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

Fee Tables
The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and surrendering or making withdrawals from an Investment Option or from the Contract. The fees, expenses, and adjustments reported here are the same for Original Contracts Version A, Original Contracts Version B, May 2005 Contracts, and February 2007 Contracts unless noted otherwise. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. These tables do not reflect any financial adviser fees that you pay from your other assets, or that you choose to have us pay from this Contract. If financial adviser fees were reflected, fees and expenses would be higher.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from an Investment Option or from the Contract, or transfer Contract Value between Investment Options. State premium taxes may also be deducted.
Transaction Expenses
Withdrawal Charge During Your Contract’s First Phase, the Accumulation Phase(1)
(as a percentage of each Purchase Payment withdrawn)(2)
Number of Complete Years Since Purchase Payment	Withdrawal Charge Amount (3)
0	8%
1	8%
2	7%
3	6%
4	5%
5	4%
6	3%
7 years or more	0%
Original Contracts - Commutation Fee(4) During the Annuity Phase for liquidations under Annity Option 2 and 4
(as a percentage of amount liquidated)
Number of Complete Years Since Income Date	Commutation Fee Amount
5	4%
6	3%
7	2%
8 years or more	1%
Original Contracts - Withdrawal Charge(4) During the Annuity Phase for liquidations under Annity Option 6
(as a percentage of amount liquidated)
Number of Complete Years Since Purchase Payment	Withdrawal Charge Amount
0	8%
1	8%
2	7%
3	6%
4	5%
5	4%
6	3%
7 years or more	0%

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

Transfer Fee(5)	$25
(for each transfer after twelve in a Contract Year)
(1)
The Contract provides a partial withdrawal privilege that allows you to withdraw 12% of your total Purchase Payments annually without incurring a withdrawal charge as discussed in section 7, Access to Your Money – Partial Withdrawal Privilege.
(2)
The Withdrawal Charge Basis is the amount subject to a withdrawal charge as discussed in section 6, Expenses and Adjustments – Withdrawal Charge.
(3)
For Contracts issued in Alabama, Oregon, Pennsylvania, Utah, and Washington the withdrawal charge is 8%, 7.5%, 7%, 6%, 5%, 4%, 3%, and 0% for the time periods referenced.
(4)
In some states, the commutation fee or withdrawal charge for liquidations during the Annuity Phase is replaced with a charge equal to the difference of the present value of the remaining variable Traditional Annuity Payments in the guaranteed period at AIR and AIR plus 1%. For more information on liquidations, see Appendix E.
(5)
We count all transfers made in the same Business Day as one transfer, as discussed in section 6, Expenses and Adjustments – Transfer Fee. Transfers are subject to the policies discussed in section 4, The Investment Options’ Underlying Funds – Excessive Trading and Market Timing.
The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Contract value is transferred or withdrawn from an FPA at any time other than 30 days before the end of an Account Period.
Adjustments
Upon full or partial withdrawal or transfer from the FPAs
MVA Maximum Potential Loss(1)	30%
(as a percentage of the amount withdrawn or transferred from the FPAs)
(1)
This table shows the maximum potential loss due to the application of the MVA (e.g., maximum loss could occur if there is a withdrawal or transfer at any time other than 30 days before the end of an Account Period when the interest rate on the FPA from which amounts are being removed is less than the current interest rate for new allocations to an FPA of the same Account Period). The MVA applies if, at any time other than 30 days before the end of an Account Period, you take a full or partial withdrawal, or money is transferred out of the FPAs. We do not apply an MVA to deductions for Contract fees and expenses, or financial adviser fees you authorize your Financial Professional’s firm to receive from the Contract. See section 6, Expenses and Adjustments – Market Value Adjustment (MVA).
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Fund fees and expenses). If you purchased an optional benefit, you pay additional charges, as shown below.
Annual Contract Expenses
Administrative Expenses (or contract maintenance charge)(1) (per year)	$40
Base Contract Expenses (or M&E charge) (as a percentage of each Investment Option’s average net assets)(2)
Original Contract Version A	1.40%
Original Contract Version B	1.25%
May 2005 Contract	1.40%
February 2007 Contract	1.25%
Optional Benefit Expenses
Optional Death Benefit
Enhanced GMDB (as a percentage of each Investment Option’s average net assets)(2)	0.20%
(1)
Referred to as the “contract maintenance charge” in the Contract and elsewhere in this prospectus. Waived if the Contract Value is at least $75,000. During the Annuity Phase, we deduct the contract maintenance charge proportionately from each Annuity Payment. See section 6, Expenses and Adjustments – Contract Maintenance Charge.
(2)
Referred to as “a percentage of the Separate Account’s net asset value” in the Contract.
The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. Expenses shown may change over time and may be higher

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

or lower in the future. More information about the Funds, including their annual expenses, may be found in Appendix A – Investment Choices Available Under the Contract.
Annual Fund Expenses
	Minimum	Maximum
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.25%	3.38%
Example
This Example is intended to help you compare the cost of investing in the Investment Options with the cost of investing in other annuity contracts that offer investment options. These costs include transaction expenses, annual Contract expenses, and annual Fund expenses.
The Example assumes all Contract Value is allocated to the Investment Options. The Example does not reflect the MVA. It also does not reflect any financial adviser fees that you pay from your other assets, or that you choose to have us pay from this Contract. If financial adviser fees were reflected, costs would be higher. Your costs would differ from those shown below if you invest in the FPAs.
The Example assumes that you invest $100,000 in the Investment Options for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Fund expenses and that you elected the Enhanced GMDB for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1)
If you surrender your Contract (take a full withdrawal) at the end of the applicable time period:
	1 Year	3 Years	5 Years	10 Years
February 2007 Contracts and Original Contracts Version B	$12,874	$21,647	$29,453	$49,113
Original Contracts Version A and May 2005 Contracts	$13,020	$22,064	$30,112	$50,250
(2)
If you fully annuitize your Contract at the end of the applicable time period.
	1 Year	3 Years	5 Years	10 Years
February 2007 Contracts and Original Contracts Version B	N/A*	$14,647	$24,453	$49,113
Original Contracts Version A and May 2005 Contracts	N/A*	$15,064	$25,112	$50,250
*
The earliest available Income Date is the second Contract Anniversary.
(3)
If you do not surrender your Contract.
	1 Year	3 Years	5 Years	10 Years
February 2007 Contracts and Original Contracts Version B	$4,874	$14,647	$24,453	$49,113
Original Contracts Version A and May 2005 Contracts	$5,020	$15,064	$25,112	$50,250

Principal Risks of Investing In the Contract
Investment Options Risk and Risk of Loss. Contract Value allocated to each Investment Option will vary based on the investment experience of its corresponding underlying Fund in which the Investment Option invests. The Investment Options are subject to the risk of poor investment performance and do not provide any protection against loss of principal. As such, you can lose principal and previous earnings. This includes the risk of losing the entire amount invested. An investment in this Contract is not a deposit of a bank or financial institution and is not federally insured or guaranteed by the Federal Deposit Insurance Corporation or any other federal government agency.
Generally, if the Investment Options you select make money, your Contract Value goes up, and if they lose money, your Contract Value goes down. Each Investment Option has its own investment risks, and you are exposed to those investment risks when you select that Investment Option. You should read the prospectuses for the Investment Options’ underlying Funds for descriptions of those investment risks. The Company does not guarantee the performance of the Investment Options; you assume the risk of poor investment performance.
Short-Term Investment Risk. The Contract is not designed for short-term investing or for an investor who needs ready access to cash. Withdrawal charges may apply to withdrawals. Withdrawals are also subject to income taxes, and may also

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

be subject to a 10% additional federal tax for amounts withdrawn before age 59  1∕2. Considering the benefits of tax deferral, long-term income, and living benefit guarantees, the Contract is generally more beneficial to investors with a long investment time horizon.
General Account Risk. FPAs receive interest that varies based on the Account Period and when money moved into the FPA. The FPA interest rate may change annually and you bear the risk that we may lower these rates. For Contracts with Living Guarantees we restrict your ability to transfer money from the FPAs, which may limit your ability to participate in positive returns in Investment Option performance.
Early Withdrawal and Liquidity Risk. You should carefully consider the risks associated with withdrawals under the Contract (including a full withdrawal). Withdrawals may be subject to significant withdrawal charges. Withdrawals are subject to income taxes, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59  1∕2. A full withdrawal will end the Contract and all of its benefits. Partial withdrawals may significantly reduce the value of the standard death benefit. In addition, a partial withdrawal may significantly reduce the value of an optional living benefit or optional death benefit that you have elected, including by an amount greater than the amount withdrawn, and could result in termination of the benefit. If money is withdrawn or transferred out of an FPA at any time other than 30 days before the end of an Account Period, an MVA based on changes in interest rates may apply. An MVA will be negative if the interest rate on the FPA from which money is being removed is less than the current interest rate for new allocations to an FPA of the same Account Period. The maximum negative MVA is -30%. If you take automatic withdrawals under your Contract, you may be repeatedly exposed to the risks associated with partial withdrawals. You cannot make withdrawals from the Contract after Full Annuitization. A Full Annuitization is the application of the total Contract Value to Annuity Payments.
Investment Restrictions Risk. If you have the Living Guarantees, to maintain the guarantee provided by the GAV Benefit we periodically transfer amounts between your selected Investment Options and the FPAs according to a mathematical model (see the “GAV Transfers” in section 10.a). We put the GAV Transfers in place to support the GAV Benefit’s guarantees. To the extent GAV Transfers limit your investment flexibility, they may limit the upside potential to your Investment Option returns, which may limit your Contract Value and your guaranteed benefits. You should consult with your Financial Professional to determine whether an optional benefit’s investment restrictions are consistent with your financial goals.
Managed Volatility Investment Option Risk. As described in more detail in the Investment Options’ underlying Funds’ prospectuses, certain Investment Options (including certain Investment Options that are affiliated with us) employ a managed volatility strategy that is intended to reduce the Investment Option’s overall volatility and downside risk. An Investment Option’s managed volatility strategy can negatively impact the value of your Contract and its benefits. During rising markets, the hedging strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in an Investment Option without a managed volatility strategy. In addition, the cost of these hedging strategies may negatively impact performance. Investment Options that employ a managed volatility strategy are identified in Appendix A – Investment Choices Available Under the Contract.
Benefit Selection Risk. The optional benefits under the Contract were designed for different financial goals and to protect against different financial risks. There is a risk that you did not elect the benefit or benefits (if any) that are best suited for you based on your present or future needs and circumstances, and any optional benefits that are more suited to you are unavailable under the Contract. You may not be able to remove an optional benefit that you elected without fully surrendering or annuitizing the Contract. In addition, if you elected an optional benefit and do not use it, or if the contingencies upon which the benefit depends never occur, you will have paid for a benefit that did not provide a financial return. There is also a risk that the financial return of an optional benefit, if any, will be less than the amount you paid for the benefit.
Purchase Payment Restriction Risk. There is no guarantee that you will always be permitted to make Purchase Payments under your Contract. For Contracts issued in Connecticut, Florida, or New Jersey we continue to accept additional Purchase Payments during the Accumulation Phase subject to the limitations described in this prospectus. However, we no longer accept additional Purchase Payments for Contracts issued in any other state if you have an Inherited IRA or 403(b) Contract. In all cases, the maximum total Purchase Payments we accept without our prior approval is $1 million. To the extent that you are prohibited from making additional Purchase Payments, you will lose the ability to increase the value of your Contract and your guaranteed benefits (including the total Purchase Payments adjusted for withdrawals under the standard death benefit) through Purchase Payments.
Financial Adviser Fee Risk. If you have a financial adviser and want to pay their financial adviser fees from this Contract, you can instruct us to withdraw the fee from your Contract and pay it to your Financial Professional or Financial

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

Professional’s firm as instructed. Once authorized by you, the Financial Professional or Financial Professional’s firm requests each fee payment by submitting a letter of instruction that includes the fee amount. The deduction of financial adviser fees is in addition to this Contract’s fees and expenses, and the deduction is treated the same as any other withdrawal under the Contract. As such, withdrawals to pay financial adviser fees are subject to withdrawal charges, an MVA (which could be negative) if taken from the FPAs, income taxes, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2. These withdrawals will reduce Contract benefits (perhaps significantly and by more than the amount withdrawn). Please consult with your Financial Professional before requesting us to pay financial adviser fees from this Contract rather than from other assets you may have.
Transfer Risk. The Contract includes restrictions that may limit your ability to transfer Contract Value between Investment Choices. Transfer restrictions may hinder your ability to readily change how your Contract Value is invested in response to changing market conditions or changes in your personal circumstances.
Investment Option Removal or Substitution Risk. We reserve the right to add or remove Investment Options or to substitute the Funds in which the Investment Options invest, for any reason in our sole discretion, subject to applicable law. For additional information regarding substitutions, see the discussion in section 4, The Investment Options’ Underlying Funds – Substitution and Limitation on Further Investments.
Financial Strength and Claims-Paying Ability Risk. All payments and financial guarantees under the Contract are subject to our financial strength and claims-paying ability. We use our general account assets to support our financial guarantees under the Contract other than those funded by the Separate Account (Allianz Life Variable Account B). All guaranteed death and living benefits that are greater than your Contract Value, and all fixed Annuity Payments are supported by our general account. Our general account assets are subject to claims by our creditors. If we experience financial distress, we may not be able to meet our obligations to you.
Business Disruption and Cybersecurity Risks. Our business relies on technology systems and networks, including systems and networks managed by third parties to process, transmit and store information; perform transactions related to the Contract; and conduct other business activities. Maintaining the integrity of our systems is critical to our business operations and to the protection of our clients’ personal information. Any cybersecurity breaches or interference that may in the future occur could have a material adverse impact on our business operations and our financial condition.
Publicly-reported cybersecurity threats and incidents have dramatically increased in recent years, and financial services companies and their third-party service providers are increasingly the targets of cyberattacks. We have implemented and maintain security measures designed to protect against breaches of security and other interference with systems and networks, and require third party vendors to meet certain information security standards; however, we cannot ensure that our systems and networks will not be subject to breaches or interference, or that we will always be able to readily detect a cybersecurity incident. Any such event may result in operational disruptions as well as unauthorized access to or the disclosure or loss of our proprietary information or our clients’ personal information. Any such event may interfere with, impede or cause delays in our calculation of values, processing of transactions and making of payments under the Contract. Although we maintain cybersecurity insurance coverage against costs resulting from cybersecurity incidents, it is possible losses will exceed the amount available under our coverage. We cannot be certain that advances in criminal capabilities, discovery of new vulnerabilities, attempts to exploit vulnerabilities in our systems, data thefts, physical system or network break-ins or inappropriate access, or other developments will not compromise or breach the technology or other security measures protecting our networks and systems used in connection with our products and services.
Natural or Man-made Disasters. The occurrence of natural or man-made disasters (e.g., extreme weather events, acts of terrorism, public health crises, industrial accidents, blackouts, military actions) could adversely affect our business operations, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. Such disasters may damage our facilities, preventing our employees from performing their roles, otherwise disturbing our ordinary business operations, and impacting claims processing. We rely on certain third-parties to provide certain services important to our business operations. While we monitor the business continuity planning of such third-parties, successful implementation and execution of their business continuity plans are largely outside of our control. Weaknesses or failures within a vendor’s business continuity plan in light of a natural or man-made disaster could materially disrupt our business operations.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

The Insurance Company, Separate Accounts, and General Account
The Insurance Company – Allianz Life
Allianz Life is a stock life insurance company organized under the laws of the state of Minnesota in 1896. Our address is 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. We are a wholly owned subsidiary of Allianz of America, Inc. (AZOA), a financial holding company. AZOA is a wholly owned subsidiary of Allianz Europe, B.V., which in turn is a wholly owned subsidiary of Allianz SE, which is registered in Munich, Germany. We currently offer fixed index annuities, individual life insurance, and registered index-linked annuities. We are licensed to do direct business in 49 states and the District of Columbia. We are obligated to pay all amounts promised to investors under the Contracts, subject to our financial strength and claims-paying ability.
The Registered Separate Account
We established Allianz Life Variable Account B (the Separate Account) as a separate account under Minnesota insurance law on May 31, 1985. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise our management of the Separate Account.
The Separate Account holds the Funds’ shares that have been purchased with Contract assets. We keep the Separate Account assets separate from the assets of our general account and other separate accounts. The Separate Account is divided into subaccounts, each of which is a variable investment option under one or more variable annuity contracts that we issue through the Separate Account. The subaccounts currently available under this Contract are the Investment Options, each of which invests exclusively in shares of its corresponding underlying Fund.
We own the assets of the Separate Account. Income, gains, and losses credited to, or charged against the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of our other assets. The assets of the Separate Account may not be used to pay any liabilities of Allianz Life other than those arising from the variable investment portion of the Contracts and other variable annuity contracts supported by the Separate Account.
If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account, to the extent of seed money invested by us or earned fees and expenses.
Our General Account
Our general account holds all our assets other than assets in our separate accounts. We own our general account assets, and, subject to applicable law, have sole investment discretion over them. The assets are subject to our general business operation liabilities and claims of our creditors and may lose value. We have not registered our general account as an investment company under the Investment Company Act of 1940.
Our general account assets fund guarantees provided in the Contracts, including the FPAs, and obligations associated with the living benefits and the death benefit. Contract Value that you apply to fixed Annuity Payments (including GMIB Payments) becomes part of our general account.
Status Pursuant to Securities Exchange Act of 1934
Allianz Life hereby relies on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 from the requirement to file reports pursuant to Section 15(d) of that Act.

1. The Variable Annuity Contract
The Contract is no longer offered for sale, but we continue to accept additional Purchase Payments if your
Contract was issued in Connecticut, Florida, or New Jersey. However, we do not accept additional Purchase
Payments (regardless of state of issue) if you have an Inherited IRA or 403(b) Contract.

An annuity is a contract between you as the Owner, and an insurance company (in this case Allianz Life). We do not make any changes to your Contract without your permission except as may be required by law.
SUMMARY OF CONTRACT VERSIONS AND OPTIONAL BENEFITS THAT WERE OFFERED
This prospectus also describes the four different Contract versions that we offered. The “Original Contract version A” first became available on October 25, 2002. The Original Contract was replaced in most states by the “May 2005 Contract” beginning on April 29, 2005. The May 2005 Contract was subsequently replaced by the “February 2007 Contract,” which

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

first became available on February 22, 2007. On June 22, 2007 Original Contract Version A was replaced in most states by “Original Contract Version B.” We stopped offering all versions of the Contract on March 13, 2009.
The Contract previously offered the following optional benefits, for an additional charge.
●
The Enhanced GMDB potentially provides an increased death benefit based on the highest annual Contract Value adjusted for withdrawals (MAV). Section 11 describes the Enhanced GMDB.
When the Contract Phases End
The Contract has an Accumulation Phase and an Annuity Phase.
The Accumulation Phase ends upon the earliest of the following:
●
The Business Day before the Income Date if you take a Full Annuitization.
●
The Business Day we process your request for a full withdrawal.
●
Upon the death of any Owner (or the Annuitant if the Contract is owned by a non-individual), the Business Day we first receive a Valid Claim from any one Beneficiary, unless the surviving spouse/Beneficiary continues the Contract. If there are multiple Beneficiaries, the remaining Contract Value continues to fluctuate with the performance of the Investment Choices until the complete distribution of the death benefit.
If you request Annuity Payments, your Contract enters the Annuity Phase. The Annuity Phase ends when we make the last Annuity Payment under your selected Annuity Option.
When the Contract Ends
The Contract ends when:
●
all applicable phases of the Contract (Accumulation Phase and/or Annuity Phase) have ended, and/or
●
if we received a Valid Claim, all applicable death benefit payments have been made.
For example, if you take a full withdrawal of the total Contract Value, both the Accumulation Phase and the Contract end even though the Annuity Phase never began and we did not make any death benefit payments.
State Specific Contract Restrictions
Your Contract is subject to the law of the state in which it was issued. Some of the features of your Contract may differ from the features of a Contract issued in another state because of state-specific legal requirements. In addition, not all features and benefits are approved in all states. All material state and Issue Date variations in the Contract are disclosed in this prospectus. If you would like more information regarding state or Issue Date specific Contract provisions, you should contact your Financial Professional or contact our Service Center at the toll-free telephone number listed at the back of this prospectus.
Financial Adviser Fees
If you have a financial adviser and want to pay their fees from this Contract, you can submit a written request to our Service Center by completing our third party money management customer authorization of transfer form and fee redemption authorization form. If we approve your request, we withdraw the requested fees and pay them to your Financial Professional or Financial Professional’s firm as instructed. The fee redemption authorization is an agreement between you, your Financial Professional and/or the Financial Professional’s firm. The agreement authorizes us to deduct adviser fees from the Contract and send them to the Financial Professional or the Financial Professional’s firm upon written request. You can terminate the authorization at any time by providing us written notice. We retain the right to request an updated fee redemption authorization form at any time.
The Financial Professional or Financial Professional’s firm requests each fee payment by submitting a letter of instruction that includes the fee amount. We treat this fee payment as a withdrawal, which means it is subject to a withdrawal charge, MVA, income taxes, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2. We deduct adviser fees (including any withdrawal charge) proportionately from each Investment Option unless you provide us with alternate instructions. This withdrawal reduces the Contract Value and the amount available under the partial withdrawal privilege by the dollar amount withdrawn. It may also  reduce the guaranteed death benefit value, and the GAV, GWB value, and GMIB value available under the Living Guarantees by more than the amount withdrawn. These reductions could be significant.
If this is a Non-Qualified Contract, a withdrawal will be a taxable withdrawal to the extent that gain exists within the Contract. Financial adviser fees paid from an IRA, Roth IRA, SEP IRA, Inherited IRA, or 403(b) Contract will not be

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

treated as a taxable withdrawal as long as the annuity contract is solely liable for the payment of the fee. You should consult a tax adviser regarding the tax treatment of adviser fee payments. We reserve the right to discontinue or modify this feature at any time for any reason. Please consult with your Financial Professional before requesting us to pay adviser fees from this Contract compared to other assets you may have.
Your financial adviser acts on your behalf, not ours. We are not party to any agreement between you and your financial adviser, nor are we responsible for your financial adviser’s actions. We do not verify that withdrawals for financial adviser fees align with the terms of your agreement with your financial adviser. We do not set your financial adviser’s fee or receive any part of it. Any withdrawal for financial adviser fees you pay is in addition to this Contract’s fees and expenses.
You can submit a written request to our Service Center on a form satisfactory to us to allow your adviser to make Investment Option transfers on your behalf. However, we reserve the right to review a financial adviser’s trading history before allowing him or her to make transfers. If, in our sole discretion, we believe the financial adviser’s trading history indicates excessive trading, we can deny your request. If we approve it, your financial adviser is subject to the same trading restrictions that apply to Owners. We can deny or revoke trading authority in our sole discretion.

2. Owners, Annuitants, and Other Specified Persons
Owner
You, as the Owner, have all the rights under the Contract. The Owner was designated at Contract issue. The Owner may be a non-individual, which is anything other than an individual person, which could be a trust, qualified plan, or corporation. Qualified Contracts and non-individually owned Contracts can only have one Owner.
Joint Owners
Non-Qualified Contracts can be owned by up to two individual Owners. A Non-Qualified Contract is a Contract that is not purchased under a pension or retirement plan that qualifies for special tax treatment under sections of the Internal Revenue Code. If a Contract has Joint Owners, we generally require the signature of both Owners on any forms that are submitted to our Service Center.
Partial Annuitizations (applying only part of your Contract Value to Annuity Payments) are not available to Joint
Owners. There can be only one Owner, the Owner must be the Annuitant, and we do not allow the Owner to add a joint
Annuitant.

Annuitant
The Annuitant is the individual on whose life we base Annuity Payments. Subject to our approval, you designated an Annuitant when you purchased a Contract. For Qualified Contracts, before the Income Date the Owner must be the Annuitant unless the Contract is owned by a qualified plan or is part of a custodial arrangement. You can change the Annuitant on an individually owned Non-Qualified Contract at any time before the Income Date, but you cannot change the Annuitant if the Owner is a non-individual (for example, a qualified plan or trust). Subject to our approval, you can add a joint Annuitant on the Income Date if you take a Full Annuitization. For Qualified Contracts, the ability to add a joint Annuitant is subject to any plan requirements associated with the Contract. For individually owned Contracts, if the Annuitant who is not an Owner dies before the Income Date, the sole Owner (or younger Joint Owner) automatically becomes the new Annuitant, but the Owner can subsequently name another Annuitant.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

Designating different persons as Owner(s) and Annuitant(s) can have important impacts on whether a death benefit is paid, and on who receives it as indicated below. For more examples, please see Appendix A to the SAI. Use care when designating Owner(s) and Annuitant(s), and consult your Financial Professional if you have questions.
UPON THE DEATH OF A SOLE OWNER
Action under the portion of the Contract that is in the Accumulation Phase	Action under any portion of the Contract that is in the Annuity Phase
• If this is an Inherited IRA Contract, the death benefit options for the Beneficiary of the Inherited IRA (successor beneficiary, i.e.
beneficiary of the original Beneficiary) depend on several
factors. For specific information regarding these Contracts, please see section 12, Taxes – Distributions Upon the Owner’s
Death (or Annuitant’s Death if the Owner is a Non-Individual).
• For all other Contracts, we pay a death benefit to the
Beneficiary unless the Beneficiary is the surviving spouse and continues the Contract. If you selected the Living Guarantees the GAV Benefit continues until the Contract ends or is fully annuitized, and unless the Contract is continued by a surviving spouse/Beneficiary the GWB ends and the GMIB is no longer
available.
• The death benefit is the greater of the Contract Value or the guaranteed death benefit value.
– Under the Traditional GMDB the guaranteed death
benefit value is total Purchase Payments adjusted for
withdrawals.
– Under the Enhanced GMDB the guaranteed death benefit
value is the greater of total Purchase Payments adjusted
for withdrawals, or the MAV.
• If a surviving spouse Beneficiary continues the Contract, as of the end of the Business Day we receive their Valid Claim:
– we increase the Contract Value to equal the guaranteed
death benefit value if greater, and the death benefit
continues to be available to the surviving spouse’s
Beneficiary(ies),
– the surviving spouse becomes the new Owner, and
– the Accumulation Phase continues.

• The Beneficiary becomes the Payee. If we are still required to make Annuity Payments under the selected Annuity Option, the
Beneficiary also becomes the new Owner.
• If the deceased was not an Annuitant, Annuity Payments to the
Payee continue. No death benefit is payable.
• If the deceased was the only surviving Annuitant, Annuity
Payments end or continue as follows.
– Annuity Option 1 or 3, payments end.
– Annuity Option 2 or 4, payments end when the
guaranteed period ends, or when we pay any final lump
sum.
– Annuity Option 5, payments end and the Payee may
receive a lump sum refund.
– Annuity Option 6, payments end when the guaranteed
period ends.
• If the deceased was an Annuitant and there is a surviving joint
Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.
• For a Qualified Contract, the Annuity Payments generally must end no later than the end of the year containing the 10th
anniversary of the Owner's death. However, in certain
situations, payments may need to end earlier.

Beneficiary
The Beneficiary is the person(s) or entity you designated to receive any death benefit. You can change the Beneficiary or contingent Beneficiary at any time before your death unless you name an irrevocable Beneficiary. If a Beneficiary predeceases you, or you and a Beneficiary die simultaneously as defined by applicable state law or regulation, that Beneficiary’s interest in this Contract ends unless your Beneficiary designation specifies otherwise. If there are no surviving Beneficiaries or if there is no named Beneficiary, we pay the death benefit to your estate or the Owner if the Owner is a non-individual.
FOR JOINTLY OWNED CONTRACTS: The sole primary Beneficiary is the surviving Joint Owner regardless of any other named primary Beneficiaries. If both Joint Owners die simultaneously as defined by applicable state law or regulation, we pay the death benefit to the named surviving primary Beneficiaries. If there are no named surviving primary Beneficiaries, we pay the death benefit to the named surviving contingent Beneficiaries, or to the estate of the
Joint Owner who died last if there are no named surviving contingent Beneficiaries.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

Payee
The Payee is the person or entity who receives Annuity Payments during the Annuity Phase. The Owner receives tax reporting on those payments. Generally we require the Payee to be an Owner. However, we may allow you to name a charitable trust, financial institution, qualified plan, or an individual specified in a court order as a Payee subject to our approval. For Qualified Contracts owned by a qualified plan, the qualified plan must be the Payee.
Assignments, Changes of Ownership and Other Transfers of Contract Rights
You can assign your rights under this Contract to someone else during the Accumulation Phase. An assignment may be absolute or limited, and includes changes of ownership, collateral assignments, or any other transfer of specific Contract rights. After an assignment, you may need the consent of the assignee of record to exercise certain Contract rights depending on the type of assignment and the rights assigned.
You must submit your request to assign the Contract in writing to our Service Center and we must approve it in writing. To the extent permitted by state law, we reserve the right to refuse to consent to any assignment at any time on a nondiscriminatory basis. We will not consent if the assignment would violate or result in noncompliance with any applicable state or federal law or regulation.
Upon our consent, we record the assignment. We are not responsible for the validity or effect of the assignment. We are not liable for any actions we take or payments we make before we receive your request in Good Order and record it. Assigning the Contract does not change, revoke or replace the originally named Annuitant or Beneficiary; if you also want to change the Annuitant or Beneficiary you must make a separate request.
An assignment may be a taxable event. In addition, there are other restrictions on changing the ownership of a Qualified Contract and Qualified Contracts generally cannot be assigned absolutely or on a limited basis. You should consult with your tax adviser before assigning this Contract.

3. Purchase Payments
Purchase Payment Requirements
The Contract is no longer offered for sale, but we continue to accept additional Purchase Payments if your
Contract was issued in Connecticut, Florida, or New Jersey. However, we do not accept additional Purchase
Payments (regardless of state of issue) if you have an Inherited IRA or 403(b) Contract.

The additional Purchase Payment requirements for this Contract are as follows.
●
You can make additional Purchase Payments of $50 or more during the Accumulation Phase.
●
We do not accept additional Purchase Payments on or after the Income Date if you take a Full Annuitization.
●
If this is an Inherited IRA Contract, the death benefit proceeds of the previous tax-qualified investment were directly transferred into this Contract (see section 12, Taxes – Qualified Contracts – Inherited IRA).
●
The maximum total Purchase Payments we accept without our prior approval is $1 million.
We may, at our sole discretion, waive the minimum Purchase Payment requirements.
If you make additional Purchase Payments, we add this money to your Contract on the Business Day we receive it in Good Order. Our Business Day closes when regular trading on the New York Stock Exchange closes. If you submit a Purchase Payment to your Financial Professional, we do not begin processing the payment until we receive it.
We can only decline a Purchase Payment if it would cause total Purchase Payments to be more than $1 million, or if it would otherwise violate the Purchase Payment restrictions of your Contract (for example, we do not allow additional Purchase Payments on or after the Income Date). If mandated under applicable law, we may be required to reject a Purchase Payment.
Allocation of Purchase Payments
We only accept additional Purchase Payments if your Contract was issued in Connecticut, Florida, or New
Jersey. However, we do not accept additional Purchase Payments (regardless of state of issue) if you have an
Inherited IRA or 403(b) Contract.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

You must allocate your money to the Investment Choices in whole percentages. We allow you to invest in up to 15 Investment Options at any one time. We may change this maximum in the future, but you can always invest in at least five Investment Options.
You can instruct us how to allocate additional Purchase Payments. If you do not instruct us, we allocate them according to your future Purchase Payment allocation instructions. Contract Value transfers between Investment Choices do not change your future allocation instructions.
You can change your future allocation instructions at any time without fee or penalty. Future allocation instruction changes are effective on the Business Day we receive them in Good Order at our Service Center. If you change your future allocation instructions and you are participating in the flexible rebalancing program, this change does not automatically apply to your allocation instructions for this program. To change your allocation instructions for this program, you must send us additional instructions. We accept changes to future allocation instructions from any Owner unless you instruct otherwise. We may allow you to authorize someone else to change allocation instructions on your behalf.
For Owners of May 2005 and February 2007 Contracts with Living Guarantees: We no longer enforce the 50% restriction limit on allocations to the FPAs stated in your Contract.
Electronic Transfer and Allocation Instructions
We use reasonable procedures to confirm that electronic transfer and allocation instructions given to us are genuine. If we do not use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We record telephone instructions and log all fax, email and website instructions. We reserve the right to deny any transfer request or allocation instruction change, and to discontinue or modify our electronic instruction privileges at any time for any reason.
Please note that telephone, fax, email and/or the website may not always be available. Any electronic system, whether it is ours, yours, your service provider’s, or your Financial Professional’s, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your transfer request or allocation instruction change. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability. If you are experiencing problems, you should submit your instructions in writing to our Service Center.
By authorizing electronic instructions, you authorize us to accept and act upon these instructions for your Contract. There are risks associated with electronic communications that do not occur with a written request. Anyone authorizing or making such requests bears those risks. You should protect your website password, because the website is available to anyone with your password; we cannot verify that the person providing instructions on the website is you, or is authorized by you.

4. The Investment Options’ Underlying Funds
Information regarding each underlying Fund, including its (i) name, (ii) investment objectives, (iii) investment adviser and any subadviser, (iv) current expenses, and (v) performance is available in Appendix A – Investment Choices Available Under the Contract. Each Fund has issued a prospectus that contains more detailed information about the Fund. You should read the prospectuses for the Funds carefully before investing. The Funds’ prospectuses and other information can be found online at https://www.allianzlife.com/variableoptions. You can also request this information at no cost by calling (800) 624-0197, by sending an email request to prospectus.request@allianzlife.com, or by contacting your Financial Professional.
There are potential risks associated with the Funds and their investment strategies. Depending on market conditions, you can gain or lose value by investing in the Investment Options. In the future, we may add, eliminate or substitute underlying funds to the extent permitted by the federal securities laws and, when required, the SEC. Certain Investment Options may not be available to you.
Currently, the Funds are not publicly available mutual funds. They are available only as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. A material conflict of interest may arise between insurance companies, owners of different types of contracts, and retirement plans or their participants. Each Fund’s Board of Directors monitors for material conflicts, and determines what action, if any, should be taken to address any conflicts.
The names, investment objectives and policies of certain Funds may be similar to the names, investment objectives and policies of other portfolios managed by the same investment advisers. Although the names, objectives and policies may be

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

similar, the Funds’ investment results may be higher or lower than these other portfolios’ results. The investment advisers cannot guarantee, and make no representation, that these similar funds’ investment results will be comparable even though the Funds have the same names, investment advisers, objectives, and policies.
Each Fund offered by the Allianz Variable Insurance Products Fund of Funds Trust (Allianz VIP Fund of Funds Trust) is a “fund of funds” and diversifies its assets by investing primarily in shares of several other affiliated mutual funds.
The Funds may pay 12b-1 fees to the Contracts’ distributor, our affiliate, Allianz Life Financial Services, LLC, for distribution and/or administrative services. In addition, we may enter into certain arrangements under which we, or Allianz Life Financial Services, LLC, are compensated by the Funds’ advisers, distributors and/or affiliates for administrative services and benefits we provide to these Funds. The compensation amount usually is based on the aggregate assets in these Funds attributable to contracts we issue or administer. Some advisers may pay us more or less than others. The maximum service fee we currently receive from any underlying fund or affiliate thereof in any variable annuity contract we offer is 0.25% annually.
The Allianz VIP Fund of Funds Trust underlying funds do not pay 12b-1 fees or service fees to the Trust, and the Trust does not charge 12b-1 fees or service fees. The Allianz VIP Fund of Funds Trust underlying funds or their advisers may pay service fees to us and our affiliates for providing customer service and other administrative services to you. Service fees may vary depending on the underlying fund.
Through common ownership, we are affiliated with Allianz Investment Management LLC and Pacific Investment Management Company LLC, which serve as adviser or sub-adviser to certain Investment Options as listed in Appendix A – Investment Choices Available Under the Contract.
Substitution and Limitation on Further Investments
We may substitute another underlying fund for one of the Funds, for any reason in our sole discretion. To the extent required by the Investment Company Act of 1940 or other applicable law, we do not substitute any shares without SEC approval (if required) and providing you notice. We may make substitutions with respect to your existing allocations, future Purchase Payment allocations, or both. A new or substitute underlying fund may have different fees and expenses, and their availability may be limited to certain purchaser classes. We may limit further Investment Option allocations if marketing, tax or investment considerations warrant, or for any reason in our sole discretion. We may also close Investment Options to additional allocations. The Funds may discontinue offering their shares in the future.
Transfers Between Investment Choices
You can make transfers between Investment Choices, subject to the following restrictions. Currently, there is no maximum number of transfers allowed, but we may change this in the future. Transfers are subject to a transfer fee as discussed in section 6, Expenses and Adjustments.
The following applies to any transfer.
●
Your request for a transfer must clearly state the Investment Choices involved and how much to transfer.
●
For Contracts with Living Guarantees, your ability to make transfers from the FPAs is subject to the GAV Fixed Account Minimum. You can request a transfer from the FPAs that would reduce the Fixed Account Value below this minimum by resetting the GAV Benefit (see “The GAV Fixed Account Minimum” and “Resetting the GAV Benefit” discussions in section 10.a).
●
For Contracts without Living Guarantees, if you request to transfer from the FPAs an amount greater than the Fixed Account Value after any applicable MVA, we will treat your request as a request for a complete transfer from the FPAs.
●
Your right to make transfers is subject to the Excessive Trading and Market Timing policy discussed later in this section.
●
Contract Value transfers between Investment Choices do not change your future Purchase Payment allocation instructions.
We process transfer requests based on prices next determined after we receive your request in Good Order at our Service Center. If we do not receive your transfer request before the end of the current Business Day, even if due to our delay in answering your call or a delay caused by our electronic systems, you receive the next Business Day’s prices. For jointly owned Contracts, unless you require us to obtain signatures from both Joint Owners, we accept transfer instructions from any Joint Owner. We may also allow you to authorize someone else to request transfers on your behalf.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

Excessive Trading and Market Timing
We discourage and do not accommodate frequent transfers. We may restrict or modify your right to make transfers to prevent any use that we consider to be part of a market timing program.
Frequent transfers, programmed transfers, transfers into and then out of an Investment Option in a short period of time, and transfers of large amounts at one time (collectively referred to as “potentially disruptive trading”) may have harmful effects for other Owners, Annuitants and Beneficiaries. These risks and harmful effects include the following.
●
Dilution of the interests of long-term investors in an Investment Option, if market timers or others transfer into an Investment Option at prices that are below their true value, or transfer out at prices above their true value.
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An adverse effect on portfolio management, such as causing an underlying fund to maintain a higher level of cash or causing an underlying fund to liquidate investments prematurely.
●
Increased brokerage and administrative expenses for an underlying fund.
We attempt to protect our Owners against potentially disruptive trading through our excessive trading and market timing policies and procedures. Under these policies and procedures, we could modify your transfer privileges for some or all of the Investment Options. Unless prohibited by your Contract or applicable state law, we may:
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Limit transfer frequency (for example, prohibit more than one transfer a week, or more than two a month, etc.).
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Restrict the transfer method (for example, requiring all transfers be sent by first-class U.S. mail and rescinding electronic transfer privileges).
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Require a minimum time period between each transfer into or out of the same Investment Option. Our current policy, which is subject to change without notice, prohibits “round trips” within 14 calendar days. We do not include transfers into and/or out of the AZL® Government Money Market Fund when available in your Contract. Round trips are transfers into and back out of the same Investment Option, or transfers out of and back into the same Investment Option.
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Refuse transfer requests made on your behalf by an asset allocation and/or market timing service.
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Limit the dollar amount of any single Purchase Payment or transfer request to an Investment Option.
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Prohibit transfers into specific Investment Options.
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Impose other limitations or restrictions to the extent permitted by federal securities laws.
We also reserve the right to reject any specific Purchase Payment allocation or transfer request from any person if in the investment adviser’s, subadviser’s or our judgment, an underlying fund may be unable to invest effectively in accordance with its investment objectives and policies. This could occur, for example, where frequent or rapid trading causes the investment adviser to hold an excess of uninvested cash to meet redemption requests, or to sell investment positions to fund redemptions, thereby affecting underlying fund returns. Similarly, rapid or frequent trading may cause an underlying fund to incur excessive transaction fees, which also could affect performance.
We retain some discretion in determining what actions constitute potentially disruptive trading and in determining when and how to impose trading restrictions. Currently, we attempt to deter disruptive trading as follows. If a transfer(s) is/are identified as potentially disruptive trading, we may (but are not required to) send a warning letter. If the conduct continues and we determine it constitutes disruptive trading, we also impose transfer restrictions. Transfer restrictions may include refusing electronic transfers and requiring all transfers be sent by first-class U.S. mail. If the disruptive trading affects only a single Investment Option, we may prohibit transfers into or Purchase Payment allocations to that Investment Option. We do not enter into agreements permitting market timing and would not permit activities determined to be disruptive trading to continue. We also reserve the right to impose transfer restrictions if we determine, in our sole discretion, that transfers disadvantage other Owners. We notify you in writing if we impose transfer restrictions on you.
We do not include automatic transfers made under any of our programs or Contract features when applying our market timing policy.
We adopted these policies and procedures as a preventative measure to protect all Owners from the potential effects of disruptive trading, while also abiding by your legitimate interest in diversifying your investment and making periodic asset re-allocations based on your personal situation or overall market conditions. We attempt to protect your interests in making legitimate transfers by providing reasonable and convenient transfer methods that do not harm other Owners.
We may make exceptions when imposing transfer restrictions if we determine a transfer is appropriate, although it may technically violate our policies and procedures discussed here. In determining if a transfer is appropriate, we may, but are not required to, take into consideration its relative size, whether it was purely a defensive transfer into the AZL

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

Government Money Market Fund, and whether it involved an error or similar event. We may also reinstate electronic transfer privileges after we revoke them, but we do not reinstate these privileges if we believe they might be used for future disruptive trading.
We cannot guarantee the following:
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Our monitoring will be 100% successful in detecting all potentially disruptive trading activity.
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Revoking electronic transfer privileges will successfully deter all potentially disruptive trading.
In addition, some of the underlying funds are available to other insurance companies and we do not know if they adopted policies and procedures to detect and deter potentially disruptive trading, or what their policies and procedures might be. Because we may not be completely successful at detecting and preventing market timing activities, and other insurance companies that offer the Investment Options may not have adopted adequate market timing procedures, there is some risk that market timing activity may occur and negatively affect other Owners.
We may, without prior notice to any party, take whatever action we deem appropriate to comply with any state or federal regulatory requirement. In addition, purchase orders for an underlying fund’s shares are subject to acceptance by that underlying fund’s manager. We reserve the right to reject, without prior notice, any Investment Option transfer request or Purchase Payment if the purchase order is rejected by the investment manager. We have entered into agreements required under SEC Rule 22c-2 (Rule 22c-2 agreements) whereby, upon request by an underlying fund or its designee, we must provide information about you and your trading activities to the underlying fund or its designee. Under the terms of the Rule 22c-2 agreements, we are required to: (1) provide details concerning every purchase, redemption, transfer, or exchange of Investment Options during a specified period; and (2) restrict your trading activity if the party receiving the information so requests. Under certain Rule 22c-2 agreements, if we fail to comply with a request to restrict trading activity, the underlying fund or its designee may refuse to accept buy orders from us until we comply.
Underlying funds may add or change policies designed to restrict market timing activities. For example, underlying funds may impose restrictions on transfers between underlying funds in an affiliated group if the investment adviser to one or more of the underlying funds determines that the person requesting the transfer has engaged, or is engaging in, market timing or other abusive trading activities. In addition, an underlying fund may impose a short-term trading fee on purchases and sales within a specified period. You should review the underlying funds’ prospectuses regarding any applicable transfer restrictions and the imposition of any fee to discourage short-term trading. The imposition of these restrictions would occur as a result of underlying fund restrictions and actions taken by the underlying funds’ managers.
This Contract is not designed for professional market timing organizations, or other persons using programmed, large, or frequent transfers, and we may restrict excessive or inappropriate transfer activity.

The retention of some level of discretion by us may result in disparate treatment among persons engaging in potentially disruptive trading, and it is possible that some persons could experience adverse consequences if others are able to engage in potentially disruptive trading practices that have negative effects.
Voting Privileges
We legally own the Funds’ shares held in the Separate Account. However, when a Fund holds a shareholder vote that affects your investment, we ask you to give us voting instructions. We then vote all of our shares, including any we own on our behalf, in proportion to those instructions. Because most Owners do not give us instructions and we vote shares proportionally, a small number of Owners may determine a vote’s outcome. If we determine we no longer need to get your voting instructions, we will decide how to vote the shares. Only Owners have voting privileges. Annuitants, Beneficiaries, Payees and other persons have no voting privileges unless they are also Owners. We determine your voting interest based on the dollar value of the Fund shares attributable to your Contract. We calculate this based on the number and value of accumulation units for your Contract on the record date. We count fractional units. You will receive proxy materials and a voting instruction form.

5. Valuing Your Contract
Your Contract Value increases and decreases based on Purchase Payments, withdrawals, deduction of Contract fees and expenses, your selected Investment Options’ Fund performance, interest earned on the FPAs, and any MVAs applied to amounts removed from the FPAs. Your Contract Value is equal to your Separate Account Value plus any Fixed Account Value. Additional Purchase Payments allocated to the Investment Options, transfers from an FPA to an Investment Option (including any MVA), and positive Fund performance increase your Separate Account Contract Value. Withdrawals,

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

transfers to an FPA from an Investment Option, negative Investment Option performance, and deduction of Contract fees and expenses reduce your Separate Account Value. Your Separate Account Value on any given Business Day is determined at the end of the prior Business Day. For example, your Separate Account Value on a Contract Anniversary reflects the number and value of the accumulation units at the end of the prior Business Day.
There is no required minimum remaining Contract Value amount after a partial withdrawal. However, for Contracts without Living Guarantees, we treat a partial withdrawal from the FPAs that reduces the Fixed Account Value after any MVA below $1,000 as a full withdrawal from the FPAs.
Determining Contract Value
The Separate Account holds Contract Value allocated to the Investment Options. Each Investment Option is a subaccount of the Separate Account. Each Investment Option invests exclusively in the shares of its underlying Fund (e.g., the AZL Government Money Market Fund). Contract Value held in the Investment Options will vary based on the investment experience of the underlying Funds. As a result, there is a risk of loss of the entire amount invested in the Investment Options.
We convert amounts allocated to the Investment Options into subaccount accumulation units. If you request variable Annuity Payments during the Annuity Phase, we call this measurement an annuity unit. The daily value of a unit in an Investment Option (accumulation unit value) is based, in part, on the daily net asset value of its underlying Fund. The Fund’s net asset value reflects the performance of the Fund’s portfolio and the deduction of the Fund’s operating expenses. The accumulation unit value also reflects the deduction of certain charges under the Contract, as described below. The accumulation unit values for each Investment Option are typically determined at the end of each Business Day. Purchase Payments received by us before the end of a Business Day will be priced based on the accumulation unit value calculated at the end of that Business Day. Any such Purchase Payments received by us at or after the end of a Business Day will be priced based on the accumulation unit value calculated at the end of the next Business Day. We calculate your Contract Value held in the Investment Options at the end of each Business Day by multiplying each subaccount’s number of accumulation units by the accumulation unit value for that Business Day and adding those results together for all subaccounts.
On the Issue Date, the number of accumulation units attributable to your Contract was equal to the amount allocated to each Investment Option divided by its accumulation unit value. At the end of each Business Day, the number of subaccount accumulation units:
●
increases when you add assets to an Investment Option by Purchase Payment or transfer, and
●
decreases when you remove assets from an Investment Option by taking a withdrawal (including any financial adviser fees that you choose to have us pay from this Contract), or requesting a transfer, or we deduct Contract charges other than the M&E charge. The M&E charge reduces the accumulation unit value, not the number of accumulation units.
We arbitrarily set the initial accumulation unit value for each Investment Option. At the end of each Business Day, we determine the new accumulation unit value for each Investment Option by multiplying the prior Business Day’s accumulation unit value by the underlying Fund’s percentage change in price (which is the change in net asset value) since the prior Business Day. The percentage change in price includes the underlying Fund’s market performance.
Example
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On Wednesday, we receive at our Service Center an additional Purchase Payment of $3,000 from you before the end of the Business Day.
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When the New York Stock Exchange closes on that Wednesday, we determine that the accumulation unit value is $13.25 for the Investment Option.
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We then divide $3,000 by $13.25 and credit your Contract on Wednesday night with 226.415094 subaccount accumulation units for the Investment Option.
Fixed Period Accounts (FPAs)
FPAs are available only during the Accumulation Phase. We credit Contract Value held in the FPAs with interest that varies based on the Account Period and when money moved into the FPA. An Account Period is the amount of time we expect money to remain in an FPA. Only one FPA of a specific Account Period is available for Purchase Payments or transfers in each Contract Year.
On the Issue Date, we applied any money you allocated to an FPA to a ten-year Account Period. We also applied any additional money added to an FPA during the first Contract Year to this ten-year Account Period. Similarly, a nine-year

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

Account Period was available for money added in the second Contract Year, an eight-year Account Period was available in the third year, and so on. After the tenth Contract Year, there are five-year rolling FPA Account Periods. In the 11th through the 15th Contract Years, FPAs have an Account Period equal to one plus the remaining number of complete Contract Years to the end of the 15th Contract Year. For example, in the 11th Contract Year a five-year Account Period is available; in the 12th Contract Year a four-year Account Period is available, and so on until the 16th Contract Year when a new five-year Account Period is again available. Please see the following table for more information.
Contract Year	FPA Account Period	Contract Year	FPA Account Period	Contract Year	FPA Account Period
1	10 years	6	5 years	11	5 years
2	9 years	7	4 years	12	4 years
3	8 years	8	3 years	13	3 years
4	7 years	9	2 years	14	2 years
5	6 years	10	1 year	15	1 year
Longer Account Periods have the potential for higher FPA interest rates. However, the FPA interest rate could be as low as 1% for all Account Periods and could be less than the interest rate applied to the FPA guaranteed minimum value. For more information on the FPA guaranteed minimum value, see section 6, Expenses and Adjustments – Market Value Adjustment (MVA). For more information on FPA interest rates, see Appendix A – Fixed Options.
Generally, the initial interest rate is set on the date money is added to an FPA and remains in effect until the second Contract Anniversary following the allocation. On that Contract Anniversary, we credit the money added to the FPA (plus interest) with the interest rate that we declare for all FPAs with the same Account Period and duration. This interest rate remains in effect for that entire Contract Year. On every Contract Anniversary we can set a new rate for the next Contract Year for all FPAs with the same Account Period and duration. For FPAs with a one-year Account Period, the interest rate is set at the start of the Account Period and is effective for money added to the FPAs during the Contract Year. The interest rate for new money added to an FPA may be different from the interest rate declared for money already in the FPAs. For example, new transfers to an FPA later in the 13th Contract Year may receive a different interest rate than the rate applied to amounts added to an FPA earlier in that Contract Year.
Any withdrawal or transfer from an FPA (including GAV Transfers if you selected the Living Guarantees) may be subject to an MVA, which may increase or decrease your Contract Value and/or the amount of the withdrawal or transfer. MVAs are subject to a minimum and a maximum. A negative MVA may cause you to lose a significant amount of money.
We take partial withdrawals during the Accumulation Phase first from the Investment Options. However, if your Separate Account Value is less than the amount you request, we deduct the remaining amount proportionately from the FPAs on a first-in, first-out (FIFO) basis. That is, a partial withdrawal from the FPAs reduces the Contract Value in the oldest FPA, then the next oldest, and so on. If you selected the Living Guarantees and take a partial withdrawal that eliminates your Separate Account Value, your Fixed Account Value will remain in the FPAs until the daily rebalancing formula that supports the Living Guarantees initiates a GAV Transfer from the FPAs to the Investment Options. For Contracts without Living Guarantees, we treat a partial withdrawal from the FPAs that reduces the Fixed Account Value after any MVA below $1,000 as a full withdrawal from the FPAs.
● We may change the terms of the FPAs. Please contact us for the most current terms.
● For May 2005 Contracts and February 2007 Contracts issued in Minnesota: We hold the FPA Fixed Account
Value in a non-unitized separate account we established under Minnesota Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the FPAs. State insurance law prohibits us from charging this separate account with the liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your FPA Fixed Account Value. This guarantee is based on the continued claims paying ability of
Allianz Life.

● For May 2005 Contracts and February 2007 Contracts issued in Alabama, Oregon, Pennsylvania, Utah, and
Washington: You cannot allocate Purchase Payments or transfer Contract Value to or from the FPAs, and you cannot request withdrawals directly from the FPAs. The FPAs are only available to receive GAV Transfers that we make if your Contract includes the Living Guarantees. The FPAs are also not subject to an MVA.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

6. Expenses and Adjustments
Contract fees and expenses reduce your investment return and are described in this prospectus in detail.
Base Contract Expenses (Mortality and Expense Risk (M&E) Charge)
In your Contract, the base contract expense is referred to as the “mortality and expense risk” or “M&E” charge. We calculate and accrue the M&E charge at an annualized rate of the Investment Options’ average net assets calculated on a daily basis during the Accumulation Phase. The base M&E charge varies by Contract version, as follows.
Mortality and Expense Risk (M&E) Charge (as a percentage of each Investment Option’s average net assets)
Original Contract Version A	1.40%
Original Contract Version B	1.25%
May 2005 Contract	1.40%
February 2007 Contract	1.25%
The M&E charge reduces the net asset value that we use to calculate each subaccount’s accumulation unit value during the Accumulation Phase, or each subaccount’s annuity unit value during the Annuity Phase. For more information on accumulation unit values, see the discussion in section 5, Valuing Your Contract. For more information on Annuity Payments, see the Annuity Payments section of the SAI.
Upon the death of the Owner, we continue to assess an M&E charge of either 1.25% for February 2007 Contracts and Original Contracts Version B, or 1.40% for Original Contracts Version A and May 2005 Contracts when paying the death benefit under death benefit payment Option B, or with variable Traditional Annuity Payments or optional payments under death benefit payment Option C, as noted in section 11, Death Benefit – Death Benefit Payment Options.
If you select variable Traditional Annuity Payments during the Annuity Phase, we assess an M&E charge of either 1.25% for February 2007 Contracts and Original Contracts Version B, or 1.40% for Original Contracts Version A and May 2005 Contracts. If you select fixed Annuity Payments or GMIB Payments, we do not assess the M&E charge during the Annuity Phase.
The M&E charge compensates us for providing all your Contract’s benefits, including our contractual obligation to make Annuity Payments and certain Contract and distribution expenses. The M&E charge also compensates us for assuming the expense risk that the current charges are less than future Contract administration costs as well as the cost of providing certain features under the Contract. If the M&E charge covers these costs and risks, any excess is profit to us. We anticipate making such a profit.
Optional Benefit Additional M&E Charge
Enhanced GMDB
If you have the Enhanced GMDB, we deduct an additional M&E charge from your Contract Value during the Accumulation Phase while your benefit is in effect. The additional M&E charge is 0.20%, as a percentage of each Investment Option’s average net assets. This charge compensates us for the risks we assume under the Enhanced GMDB.
Contract Maintenance Charge (Administrative Expenses)
Your annual contract maintenance charge is $40. This charge is for Contract administration and maintenance expenses. We waive this charge as follows:
●
During the Accumulation Phase if the total Contract Value for all High FiveTM Contracts you own is at least $75,000 at the time we are to deduct the charge. We determine the total Contract Value for all individually owned High FiveTM Contracts by using the Owner’s social security number, and for non-individually owned High FiveTM Contracts we use the Annuitant’s social security number.
●
During the Annuity Phase if the Contract Value on the Income Date is at least $75,000.
●
When paying death benefits under death benefit payment options A, B, or C.
During the Accumulation Phase, we deduct the contract maintenance charge on a dollar for dollar basis from the Contract Value determined at the end of the last Business Day before the Contract Anniversary. If you take a full withdrawal from your Contract (other than on a Contract Anniversary), we deduct the full contract maintenance charge. We deduct this

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

charge proportionately first from the Investment Options, and any remaining amount is deducted from the FPAs. We do not treat the deduction of the contract maintenance charge as a withdrawal when computing any of your Contract’s guaranteed values. During the Annuity Phase, we deduct the contract maintenance charge proportionately from each Annuity Payment.
For Contracts issued in South Carolina, Texas or Washington: The contract maintenance charge cannot be deducted from the FPAs.
Withdrawal Charge
You can take withdrawals from any part of the Contract that is in the Accumulation Phase. A withdrawal charge applies if any part of a withdrawal comes from a Purchase Payment that is still within the withdrawal charge period. We assess the withdrawal charge against the Withdrawal Charge Basis, which is equal to total Purchase Payments, less any Purchase Payment withdrawn (excluding any penalty-free withdrawals), and less any applicable withdrawal charge. We do not reduce the Withdrawal Charge Basis for any amounts we deduct to pay the transfer fee or contract maintenance charge.
We do not assess a withdrawal charge on penalty-free withdrawals or amounts we deduct to pay Contract charges, other than the withdrawal charge. However, any amounts used to pay a withdrawal charge are subject to a withdrawal charge. Amounts withdrawn to pay investment adviser fees are subject to a withdrawal charge if they exceed the partial withdrawal privilege. Penalty-free withdrawals include: withdrawals under the  GWB, partial withdrawal privilege, and waiver of withdrawal charge benefit; payments under our minimum distribution program; and Annuity Payments.
For purposes of calculating any withdrawal charge, we withdraw Purchase Payments on a “first-in-first-out” (FIFO) basis and we process withdrawal requests as follows.
1.
First we withdraw from Purchase Payments that are beyond your Contract’s withdrawal charge period (for example, Purchase Payments we have had for seven or more complete years). This withdrawal is not subject to a withdrawal charge and it reduces the Withdrawal Charge Basis.
2.
Then, if this is a partial withdrawal, we withdraw from the partial withdrawal privilege (see section 7, Access to Your Money – Partial Withdrawal Privilege). This withdrawal is not subject to a withdrawal charge and it does not reduce the Withdrawal Charge Basis.
3.
Next, on a FIFO basis, we withdraw from Purchase Payments within your Contract’s withdrawal charge period and assess a withdrawal charge. Withdrawing payments on a FIFO basis may help reduce the total withdrawal charge because the charge declines over time. We determine your total withdrawal charge by multiplying each payment by its applicable withdrawal charge percentage and then totaling the charges. This withdrawal reduces the Withdrawal Charge Basis.
4.
Finally we withdraw any Contract earnings. This withdrawal is not subject to a withdrawal charge and it does not reduce the Withdrawal Charge Basis.
The withdrawal charge as a percentage of each Purchase Payment withdrawn is as follows.
Number of Complete Years Since Purchase Payment	Withdrawal Charge Amount(1)
0	8%
1	8%
2	7%
3	6%
4	5%
5	4%
6	3%
7 years or more	0%
(1)
For Contracts issued in Alabama, Oregon, Pennsylvania, Utah, and Washington the withdrawal charge is 8%, 7.5%, 7%, 6%, 5%, 4%, 3%, and 0% for the time periods referenced.
Upon a full withdrawal, we first deduct any applicable contract maintenance charge before we calculate the withdrawal charge. We deduct any applicable withdrawal charge from the total Contract Value and send you the remaining amount. For a partial withdrawal we deduct the amount you request, plus any applicable withdrawal charge from the total Contract

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

Value. We apply the withdrawal charge to this total amount and we pay you the amount you requested. For partial withdrawals, we deduct the charge proportionately from your selected Investment Choices. However, if there is not enough Contract Value in the Investment Options, we deduct the remaining amount of the charge proportionately from the FPAs. If a partial withdrawal occurs on a day that we also assess the contract maintenance charge, we assess this charge after we deduct the withdrawal and any applicable withdrawal charge from the Contract Value.
The withdrawal charge compensates us for expenses associated with selling the Contract.
Example: You purchased a February 2007 Contract with the Living Guarantees. You made an initial Purchase Payment of $30,000 and made another Purchase Payment in the first month of the second Contract Year of $70,000. In the third month of the third Contract Year, your Contract Value is $110,000 and you request a withdrawal of $52,000. There is no MVA at the time of the withdrawal. We withdraw money and compute the withdrawal charge as follows.
1)
Purchase Payments beyond the withdrawal charge period. All payments are still within the withdrawal charge period so this does not apply.
2)
Amounts available under the partial withdrawal privilege. You did not take any other withdrawals this year so you can withdraw up to 12% of your total payments (or $12,000) without incurring a withdrawal charge.
3)
Purchase Payments on a FIFO basis. We withdraw $30,000 from the first Purchase Payment, which is subject to a 7% withdrawal charge, and you receive $27,900. We determine this amount as follows:
(amount withdrawn) x (1 – withdrawal charge) = the amount you receive, or:
$30,000 x 0.930 = $27,900
Next we withdraw from the second Purchase Payment. So far, you received $39,900 ($12,000 under the partial withdrawal privilege and $27,900 from the first Purchase Payment), so we withdraw $12,100 from the second Purchase Payment to equal the $52,000 you requested. The second Purchase Payment is subject to an 8% withdrawal charge. We calculate the total amount withdrawn and its withdrawal charge is as follows:
(the amount you receive) ÷ (1 – withdrawal charge) = amount withdrawn, or:
$12,100 ÷ 0.920 = $13,152
4)
Contract earnings. We already withdrew your requested amount, so this does not apply.
In total we withdrew $55,152 from your Contract, of which you received $52,000 and paid a withdrawal charge of $3,152.
Reduction or Elimination of the Withdrawal Charge
We may reduce or eliminate the withdrawal charge if the Contract was sold under circumstances that reduced its sales expenses. We will implement this withdrawal charge reduction or elimination in a nondiscriminatory manner. For example, if a large group of individuals purchased Contracts or if a purchaser already had a relationship with us. We may choose not to deduct a withdrawal charge under a Contract issued to an officer, director, or employee of Allianz Life or any of its affiliates. Also, we may reduce or eliminate the withdrawal charge if a Contract was sold by a Financial Professional appointed with Allianz Life to any members of his or her immediate family and the Financial Professional waived their commission. We must pre-approve any withdrawal charge reduction or elimination.

● We do not reduce the Withdrawal Charge Basis for penalty-free withdrawals or the deduction of Contract fees and expenses other than the withdrawal charge. This means that upon a full withdrawal, if your Contract
Value is less than your remaining Purchase Payments that are still subject to a withdrawal charge we will assess a withdrawal charge on more than the amount withdrawn. This can occur because your Contract Value was reduced for:

– prior penalty-free withdrawals,
– deductions of Contract fees and expenses other than the withdrawal charge, and/or
– poor performance.
This also means that upon a full withdrawal you may not receive any money.
● Withdrawals are subject to ordinary income taxes, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2. For tax purposes, and in most instances, withdrawals from Non-
Qualified Contracts are considered to come from the earnings first, not Purchase Payments.

● Contract Value withdrawn from the FPAs may be affected by the MVA (which can be negative).
● Partial Annuitizations reduce each Purchase Payment and the Withdrawal Charge Basis proportionately by the percentage of Contract Value or GMIB value you annuitize.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

Commutation Fee and Withdrawal Charge for Liquidations During the Annuity Phase
Liquidations are only available on Original Contracts if you take variable Traditional Annuity Payments under Annuity Option 2, 4, or 6.
You can take withdrawals (“liquidations”) during the Annuity Phase before the guaranteed period ends if you meet the requirements described in Appendix E. Under Annuity Options 2 and 4 a commutation fee applies to all liquidations. Under Annuity Option 6 a withdrawal charge applies if any part of the liquidation comes from a Purchase Payment that is still within the withdrawal charge period. We assess the commutation fee and withdrawal charge against the amount liquidated as follows.
Liquidations under Annity Option 2 and 4
Number of Complete Years Since Income Date	Commutation Fee Amount(1)
5	4%
6	3%
7	2%
8 years or more	1%

Liquidations under Annity Option 6
Number of Complete Years Since Purchase Payment	Withdrawal Charge Amount(1)
0	8%
1	8%
2	7%
3	6%
4	5%
5	4%
6	3%
7 years or more	0%
(1)
In some states, the commutation fee or withdrawal charge for liquidations during the Annuity Phase is replaced with a charge equal to the difference of the present value of the remaining variable Traditional Annuity Payments in the guaranteed period at AIR and AIR plus 1%.
We subtract the commutation fee or withdrawal charge from the amount you requested and send you the remaining amount.
We assess the commutation fee and/or the withdrawal charge to cover lost revenue as well as internal costs incurred in conjunction with the liquidation.
Transfer Fee
The first twelve transfers every Contract Year are free. After that, we deduct a $25 transfer fee for each additional transfer. We count all transfers made in the same Business Day as one transfer. The following do not count against the free transfers we allow and are not subject to a transfer fee: flexible rebalancing transfers or GAV Transfers under the Living Guarantees. The transfer fee continues to apply under death benefit payment Option B, and with variable Traditional Annuity Payments or optional payments under death benefit payment Option C as noted in section 11, Death Benefit – Death Benefit Payment Options During the Accumulation Phase.
Currently, we deduct this fee only during the Accumulation Phase, but we reserve the right to deduct it during the Annuity Phase. We deduct the transfer fee on a dollar for dollar basis from the Contract Value determined at the end of the Business Day that we process the transfer request. If you are transferring from multiple Investment Choices, we deduct this fee proportionately from the Investment Choices from which the transfer is made. If you transfer the total amount in an Investment Choice, we deduct a transfer fee from the amount transferred. Transfers from an FPA may be subject to an MVA, which may increase or decrease your Contract Value and/or the amount transferred. We do not treat the deduction of the transfer fee as a withdrawal when computing any of your Contract’s guaranteed values.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

Market Value Adjustment (MVA)
An MVA is an adjustment we make for transfers or withdrawals from an FPA that occur at any time other than 30 days before the end of an Account Period. There is no MVA for amounts withdrawn from the FPAs for withdrawal charges, the contract maintenance charge, or death claims. There is also no MVA for transfers or withdrawals from FPAs that occur within 30 days before the end of the Account Period. The end of the Account Period will first occur on your tenth Contract Anniversary and then on every fifth Contract Anniversary after that (for example, the 15th Contract Anniversary, the 20th Contract Anniversary, etc.). You will receive a notice mailed at least 30 days in advance of the period in which we will not apply an MVA. We will allocate any amounts (including the GAV Fixed Account Minimum, if applicable) for which we have not received instructions at the end of the Account Period to another FPA with a five-year Account Period.
We apply the MVA to the amount withdrawn or transferred from the FPAs. For withdrawals, we apply the MVA before we determine the withdrawal charge. The MVA formula compares the interest rate for the FPA from which amounts are being removed, to the current interest rate offered on new allocations to an FPA with an Account Period equal to the remaining term. An MVA can be positive, zero, or negative as shown in the following table.
If the interest rate on the FPA from which amounts are being removed is…	then the MVA is…
Less than the current interest rate for new allocations to an FPA of the same Account Period	negative
Equal to the current interest rate for new allocations to an FPA of the same Account Period	zero
Greater than the current interest rate for new allocations to an FPA of the same Account Period	positive
The MVA formula is [(1 + I) / (1 + J)]N
Where:
I	=	Current interest rate earned in the FPA from which amounts are being removed.
J	=	Current interest rate for new allocations to an FPA with an Account Period equal to the remaining term (rounded up) in the current Account Period.
N	=	Number of days from the date of transfer/withdrawal from the FPA to the next Contract Anniversary divided by 365, plus the number of whole years remaining in the Account Period.
The MVA is also subject to a minimum and a maximum. The MVA helps us manage investment risk by aligning your cash value (Contract Value less final fees and expenses, including the contract maintenance charge and withdrawal charge) with the current value of the investments backing your Contract guarantees. By managing the investment risk through the MVA, it may allow us to offer lower contract expenses. The maximum negative MVA is -30%.
The MVA minimum is equal to the greater of (a) or (b), with the result then divided by (c)
Where:
(a)	=	The FPA guaranteed minimum value.
(b)	=	All allocations to the FPAs less previous partial withdrawals (including any withdrawal charges) and transfers from the FPAs.
(c)	=	The Fixed Account Value.

The MVA maximum is equal to (a) divided by the greater of (b) or (c)
Where:
(a)	=	The Fixed Account Value.
(b)	=	The FPA guaranteed minimum value.
(c)	=	All allocations to the FPAs less previous partial withdrawals (including any withdrawal charges) and transfers from the FPAs.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

The FPA guaranteed minimum value is equal to:
●
87.5% of all allocations to the FPAs, less all partial withdrawals (including any withdrawal charges) and transfers from the FPAs, accumulated at the FPA guaranteed minimum value interest rate (which is also the state nonforfeiture rate) specified in the Contract (which is currently 1% to 3% depending on your state).
Plus
●
Upon a full withdrawal, the amount of the withdrawal charge that we assign to the FPAs. We base this amount on the percentage of Contract Value in the FPAs (for example, if 25% of the Contract Value is in the FPAs, then upon a full withdrawal we would assign 25% of any withdrawal charge to the FPAs).
All previous partial withdrawals and transfers in the FPA guaranteed minimum value do not reflect any MVA.
MVA Examples
●
You purchased a February 2007 Contract with an initial Purchase Payment of $100,000 on January 1. You did not select the Living Guarantees. The FPA guaranteed minimum value interest rate is 3%. This example assumes a change between the FPA from which the withdrawal is taken and the interest rate available for new allocations to an FPA of the same Account Period. However, if there is no difference in these interest rates, the MVA would be zero and would have no impact.
●
You allocate $10,000 to an FPA with a ten-year Account Period and an interest rate of 6%.
●
You make no additional Purchase Payments.
●
On July 1 of your sixth Contract Year, your Fixed Account Value in the FPA is $13,774.58. The sixth Contract Year is not a leap year.
●
The withdrawal charge period for your initial Purchase Payment has not expired by the sixth Contract Year, so there will be a withdrawal charge of 4% on Purchase Payments withdrawn from the Contract during the sixth Contract Year.
●
The Contract Value on the day of (but before) the withdrawal in the sixth Contract Year is $137,745.77.
●
The partial withdrawal privilege for the sixth Contract Year is 12% of total Purchase Payments = 12% x $100,000 = $12,000.
●
The withdrawal charge for full withdrawals during the sixth Contract Year is 4% of total Purchase Payments = 4% x $100,000 = $4,000.
●
The percentage of Contract Value in the FPAs in the sixth Contract Year = $13,774.58 / $137,745.77 = 10%.

The FPA guaranteed minimum value on July 1 of the sixth Contract Year is equal to:
87.5% of all allocations to the FPAs less partial withdrawals and transfers accumulated at the FPA guaranteed minimum value interest rate for 5 years and 181 days = ((87.5% x $10,000) – $0) x 1.03 ((181/365) + 5) =	$10,293.43
Plus
Upon full withdrawal, the amount of the withdrawal charge that we assign to the FPAs (which is the percentage of Contract Value in the FPAs) = 10% x $4,000 =	– 53,530.05
$10,693.43

The MVA minimum on July 1 of the sixth Contract Year is equal to:
The greater of (a) the FPA guaranteed minimum value, or (b) all allocations to the FPAs less partial withdrawals and transfers, divided by (c) the Fixed Account Value = $10,693.43 / $13,774.58 =	0.776316

The MVA maximum on July 1 of the sixth Contract Year is equal to:
(a) The Fixed Account Value divided by the greater of (b) the FPA guaranteed minimum value, or (c) all allocations to the FPAs less partial withdrawals and transfers = $13,774.58 / $10,693.43 =	1.288135
Positive MVA on full withdrawal from an FPA on July 1 of the sixth Contract Year
Assume that the current interest rate for an FPA with a five-year Account Period is 5%.
The MVA on July 1 of the sixth Contract Year is: [1.06 / 1.05] ((184/365) + 4) = 1.043618
Because the MVA is less than the MVA maximum (1.288135), we will use the MVA to calculate the amount of the withdrawal after application of the MVA, which is $13,774.58 x 1.043618 = $14,375.40
Next we compute the withdrawal charge. The partial withdrawal privilege allows you to withdraw $12,000 per Contract Year without incurring a withdrawal charge. The amount of the withdrawal subject to the withdrawal charge = $14,375.40 - $12,000 = $2,375.40. The amount of the withdrawal charge = $2,375.40 x 4% = $95.02

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

The amount we would withdraw from the FPA is $13,774.58, and the amount you would receive after application of the MVA and deduction of the withdrawal charge = $14,375.40 - $95.02 = $14,280.38
Negative MVA on a partial withdrawal or transfer from an FPA on July 1 of the sixth Contract Year
Assume that the current interest rate for an FPA with a five-year Account Period is 7%. You request a partial withdrawal of $4,000 from the FPA.
The MVA on July 1 of the sixth Contract Year is: [1.06 / 1.07] ((184/365) + 4) = 0.958589
Because the MVA is more than the MVA minimum (0.776316), we will use the MVA to calculate the amount we will withdraw from the FPA in order to send you a check for $4,000 after we apply the MVA. The amount we would withdraw from the FPA is: $4,000 / 0.958589 = $4,172.80.
Next, we would compute the withdrawal charge. Because the partial withdrawal privilege allows you to withdraw $12,000 per Contract Year without incurring a withdrawal charge, there will be no withdrawal charge for this partial withdrawal. In other words, we would withdraw $4,172.80 from the FPA, and you would receive $4,000 after application of the MVA.
If you had instead requested we transfer $4,000 from the FPA to the Investment Option(s), we would apply the MVA to the amount transferred, instead of applying the MVA to the FPA Fixed Account Value. The amount we would transfer into the Investment Options is: $4,000 x 0.958589 = $3,834.36. In other words, we would transfer $4,000 out of the FPA, and we would transfer $3,834.36 into your selected Investment Option(s).
We do not apply MVAs to GAV Transfers out of the FPAs for Contracts issued on or after December 1, 2006, or such later date as this change was approved in your state. For Contracts issued before this period, you can opt out of having MVAs applied to GAV Transfers from the FPAs. An opt out will be effective as of the Business Day we receive your request in Good Order at our Service Center.

Premium Tax
Premium tax is based on your state of residence at the time you make each Purchase Payment. In states that assess a premium tax, we do not currently deduct it from the Contract, although we reserve the right to do so in the future. Premium tax normally ranges from 0% to 3.5% of the Purchase Payment, depending on the state or governmental entity.
Income Tax
Currently, we do not deduct any Contract related income tax we incur, although we reserve the right to do so in the future.
Fund Expenses
Charges deducted from and expenses paid out of the assets of the Funds are described in the Funds’ prospectuses. These expenses reduce the Funds’ performance and, therefore, negatively affect your Contract Value and any guaranteed values or payments based on Contract Value.
Commissions Paid to Dealers
We pay sales commissions to the selling firms and their Financial Professionals. The maximum commission payable to the selling firms for Contract sales is expected not to exceed 7% of Purchase Payments. Sometimes, we enter into an agreement with a selling firm to pay commissions as a combination of a certain amount of the commission at the time of sale and a trail commission which, when totaled, could exceed 7% of Purchase Payments. Financial Professionals and their managers may also be eligible for various benefits such as production incentive bonuses, insurance benefits, and non-cash compensation items that we may provide jointly with our principal underwriter, Allianz Life Financial Services, LLC. You should ask your Financial Professional about compensation they receive for this Contract. Allianz Life is not a financial adviser, and does not provide investment advice in connection with sales of the Contract. We are not a fiduciary to you, and do not make recommendations or assess suitability.

7. Access to Your Money
The money in your Contract is available under the following circumstances:
●
by withdrawing your Contract Value;
●
by taking required minimum distributions (Qualified Contracts only) as discussed in “Minimum Distribution Program and Required Minimum Distribution (RMD) Payments” later in this section;
●
by taking Annuity Payments; or

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

●
when we pay a death benefit.
You can take withdrawals from any part of the Contract that is in the Accumulation Phase. We process withdrawal requests based on values next determined after receipt of the request in Good Order at our Service Center. Values are normally determined at the end of each Business Day. We process any withdrawal request received at or after the end of the current Business Day using values determined on the next Business Day.
There generally is no required minimum partial withdrawal amount*, and there is no required minimum remaining Contract Value amount after a partial withdrawal. However, for Contracts without Living Guarantees, we treat a partial withdrawal from the FPAs that reduces the Fixed Account Value after any MVA below $1,000 as a full withdrawal from the FPAs.
*
However, if you participate in our systematic withdrawal program there is a $100 required minimum partial withdrawal amount.
We deduct any partial withdrawal (including any withdrawal charge) proportionately from each Investment Option unless you provide us with alternate instructions. If your Separate Account Value is less than the partial withdrawal, the remaining amount comes proportionately from the FPAs on a FIFO basis.
When you take a full withdrawal, we process your request on the Business Day we receive it in Good Order at our Service Center as follows:
●
total Contract Value determined at the end of the day,
●
adjusted for any MVA from the FPAs,
●
less any withdrawal charge, and
●
less any contract maintenance charge.
See Fee Tables and section 6, Expenses and Adjustments for a discussion of these charges. See The Insurance Company, Separate Accounts, and General Account for a discussion of the FPAs and MVAs.
We pay withdrawals from the Investment Options within seven days of receipt of your request in Good Order at our Service Center, unless the suspension of payments or transfers provision is in effect (see the discussion later in this section).
● Withdrawals are subject to a withdrawal charge, income taxes, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2. Certain restrictions may apply to any withdrawal you take.

● For 403(b) Contracts you may only take distributions after you reach age 59 1∕2, your severance of employment, or your total and permanent disability.
● Joint Owners: Each Joint Owner will receive a separate check for half the withdrawal amount. We will also report taxes to each Joint Owner individually. Reporting taxes to each Joint Owner individually can create a difference in tax treatment if only one Joint Owner is under age 59 1∕2, as that Joint Owner may be subject to the 10% additional federal tax. Please consult a tax professional about the tax implications of taking withdrawals.

● We may be required to provide information about you or your Contract to government regulators. We may also be required to stop Contract disbursements and thereby refuse any transfer requests, and refuse to pay any withdrawals, surrenders, or death benefits until we receive instructions from the appropriate regulator. If, pursuant to SEC rules, the AZL Government Money Market Fund suspends payment of redemption proceeds in connection with a fund liquidation, we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the Investment
Option until the fund is liquidated.

● Contract Value withdrawn from the FPAs may be affected by the MVA (which can be negative).
Partial Withdrawal Privilege
Each Contract Year you can withdraw up to 12% of your total Purchase Payments before any MVA without incurring a withdrawal charge (the partial withdrawal privilege). Any unused partial withdrawal privilege in one Contract Year is not added to the amount available next year. Withdrawals of Purchase Payments that are beyond the withdrawal charge period are not subject to a withdrawal charge and do not reduce your partial withdrawal privilege. RMD payments and GWB withdrawals are not subject to a withdrawal charge, but do reduce your partial withdrawal privilege. Amounts we deduct for any financial adviser fees that you choose to have us pay from this Contract also reduce your partial withdrawal privilege.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

Example
Assume you purchase a February 2007 Contract, your initial Purchase Payment ten years ago was $90,000, and you made a second $100,000 Purchase Payment three years ago. You take an RMD payment of $1,500 and withdraw $150,000 when the Contract Value is $275,000. The RMD payment is not subject to a withdrawal charge, but reduces the amount available under the partial withdrawal privilege to $21,300 (12% x $190,000 total Purchase Payments = $22,800 - $1,500 RMD payment). After the RMD payment, $111,300 is available to you without a withdrawal charge: the initial $90,000 Purchase Payment that is beyond the 7-year withdrawal charge period, and $21,300 remaining partial withdrawal privilege. The remaining $38,700 of your requested withdrawal would be subject to a 7% withdrawal charge.
● The partial withdrawal privilege is not available upon a full withdrawal.
● Contract Value withdrawn from the FPAs may be affected by the MVA (which can be negative).
Minimum Distribution Program and Required Minimum Distribution (RMD) Payments
If you own an IRA or SEP IRA Contract, you can participate in the minimum distribution program during the Accumulation Phase. If you have an Inherited IRA Contract, we generally required you to participate in the minimum distribution program when you purchased this Contract. Under this program, we make payments to you designed to meet the applicable minimum distribution requirements imposed by the Internal Revenue Code for this Qualified Contract. RMD payments are not subject to a withdrawal charge, but they reduce the partial withdrawal privilege during the Contract Year. RMD payments withdrawn from the FPAs may be affected by the MVA (which can be negative). If your Contract includes Living Guarantees, RMD payments also reduce the amount available for GWB withdrawals. We do not consider deductions we make for financial adviser fees that you choose to have us pay from this Contract to be RMD payments. However, Contract Value is one of the components we use to calculate RMD payments, so these deductions may reduce your RMD payments.  We can make payments to you monthly, quarterly, semi-annually or annually. However, if your Contract Value is less than $25,000, we only make annual payments. You cannot aggregate RMD payments between this Contract and other qualified contracts that you own. RMD payments will begin processing on the day of the month for your selected frequency corresponding to the Business Day on which we receive your form in Good Order (or on the following Business Day if we receive the form at or after the end of the Business Day). However, RMD payments generally cannot begin on the 29th, 30th, or 31st of the month. If RMD payments would otherwise begin on one of those dates based on when we receive your form, payments will generally begin on the first Business Day of the next month.
To end this program, we must receive your written request in Good Order.
We reserve the right to discontinue or modify the minimum distribution program subject to the requirements of law.
● The minimum distribution program is not available while you are receiving systematic withdrawals, or if you have a 403(b) or Qualified Contract purchased through a qualified plan.
● If you selected the Living Guarantees and you have the GMIB it may have limited usefulness if you have a
Qualified Contract subject to an RMD. If you do not exercise the GMIB on or before the date RMD payments must begin under a qualified plan, you may not be able to exercise the GMIB. You should consider whether the
GMIB is appropriate for your situation if you plan to exercise the GMIB after your RMD beginning date.

Waiver of Withdrawal Charge Benefit
After the first Contract Year, you can take withdrawals and we waive the withdrawal charge if any Owner becomes:
●
confined to a skilled nursing facility or hospital for a period of at least 90 consecutive days and a licensed physician certifies that continued confinement is necessary; or
●
terminally ill, which is defined as life expectancy of 12 months or less as certified by a physician (requires a full withdrawal).
The confinement waiver is not available if on the Issue Date any Owner was confined. The terminal illness waiver is not available if on the Issue Date any Owner was first diagnosed as having a terminal illness. We base these benefits on the Annuitant for non-individually owned Contracts. We must receive physician certification of confinement or diagnosis of terminal illness in Good Order for each withdrawal before we waive the withdrawal charge.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

● Contract Value withdrawn from the FPAs may be affected by the MVA (which can be negative).
● Massachusetts – The definition of skilled nursing facility includes hospice and home healthcare agency.
● New Jersey – The waiver of withdrawal charge benefit is not available.
● New Hampshire – The definition of skilled nursing facility is an institution operated in accordance with state law.
● Pennsylvania – The skilled nursing facility confinement requirement is a total of 90 days within a six month period, but the 90 days do not need to be consecutive.
● Texas – The definition of skilled nursing facility is an institution that provides medical and nursing services under the supervision of a physician or registered nurse. Also, the Owner has a minimum of 91 days to furnish proof of the specified condition when submitting a request to use the waiver.

Suspension of Payments or Transfers
We may be required to suspend or postpone transfers or payments for withdrawals for more than seven days after receipt of your request in Good Order at our Service Center, for any period when:
●
the New York Stock Exchange is closed (other than customary weekend and holiday closings);
●
trading on the New York Stock Exchange is restricted;
●
an emergency (as determined by the SEC) exists as a result of which disposal of the Funds’ shares by the Separate Account, or disposal of securities owned by the Funds, is not reasonably practicable, or it is not reasonably practical for the Separate Account or the Funds to determine the value of their net assets; or
●
during any other period when the SEC, by order, so permits for the protection of Owners.
We reserve the right to defer payment for a withdrawal or transfer from the FPAs for the period permitted by law, but not for more than six months.

8. The Annuity Phase
Prior to annuitization, you can surrender your Contract and receive your total Contract Value, less fees and expenses. Annuity Payments offer a guaranteed income stream with certain tax advantages and are designed for Owners who are not concerned with continued access to Contract Value.
You can apply your Contract Value to regular periodic annuity payments (Traditional Annuity Payments). If you selected the Living Guarantees and your Contract includes the GMIB you can also apply your GMIB value to fixed annuity payments (GMIB Payments) as discussed in section 10.c. The Payee receives the Annuity Payments. You receive tax reporting on the payments, whether or not you are the Payee. We may require proof of the Annuitant(s)’ age before we make any life contingent Annuity Payment. If you misstate the Annuitant(s)’ age or gender, we pay the amount that would have been paid at the true age or gender.
Joint Owners who are both Payees for Annuity Payments:
● For variable Annuity Payments, we send one check payable to both Joint Owners and report taxes to both based on the older Joint Owner’s age.
● Beginning April 6, 2026, for all existing fixed Annuity Payments (including GMIB Payments) and for any new fixed
Annuity Payments, each Joint Owner/Payee will receive a separate check for half the Annuity Payment, and we will report taxes to each Joint Owner individually. We will also report taxes individually when Joint Owners are not
Payees. Reporting taxes to each Joint Owner individually can create a difference in tax treatment if only one
Joint Owner is under age 59 1∕2, as that Joint Owner may be subject to the 10% additional federal tax. Please consult a tax professional about the tax implications of receiving Annuity Payments.

Annuity Payment Options
You can choose one of the Annuity Options described below or any other payment option to which we agree. After Annuity Payments begin, you cannot change the Annuity Option, and if you take a Full Annuitization you cannot withdraw Contract Value. However, certain Contracts do allow liquidations under Annuity Options 2, 4, and 6 as stated in Appendix B. After the Income Date you cannot make transfers within the annuitized portion of the Contract if you select fixed Traditional Annuity Payments or GMIB Payments.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

Option 1. Life Annuity. We make Annuity Payments during the life of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. If the Annuitant dies shortly after the Income Date, the Payee may receive less than your investment in the Contract.
Option 2. Life Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the life of the Annuitant, with payments for a minimum guaranteed period that you select. If the Annuitant dies before the end of the guaranteed period, the Owner may instead take a lump sum payment.
Option 3. Joint and Last Survivor Annuity. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant, at a level of 100%, 75% or 50% selected by the Owner when he or she chose this Annuity Payment option. If both Annuitants die shortly after the Income Date, the Payee may receive less than your investment in the Contract.
Option 4. Joint and Last Survivor Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant, with payments for a minimum guaranteed period that you select. If the last Annuitant dies before the end of the guaranteed period, the Owner may instead take a lump sum payment.
Option 5. Refund Life Annuity. We make Annuity Payments during the lifetime of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. After the Annuitant’s death, the Payee may receive a lump sum refund. For a fixed payout, the amount of the refund equals the amount applied to this Annuity Option minus the total paid under this option. For variable Traditional Annuity Payments, your total refund is the sum of your selected Investment Options’ refunds. Each Investment Option’s refund is equal to the value of the difference of the annuity units applied to this Annuity Option and allocated to that Investment Option minus the total number of annuity units paid from that Investment Option. The dollar value of these annuity units fluctuates based on your selected Investment Options’ performance.
Option 6. Specified Period Certain Annuity. We make Traditional Annuity Payments for a specified period of time you select, which must be a whole number of years from ten to 30.
● Annuity Option 6 is not available for GMIB Payments, or if you take a Partial Annuitization.
● Annuity Option 6 was available for Traditional Annuity Payments on Original Contracts, but was removed from the May 2005 Contracts and the February 2007 in all states except Florida. For May 2005 Contracts and the February 2007 Contracts issued in Florida Annuity Option 6 continues to be available for fixed Traditional
Annuity Payments. For more information, please refer to your Contract.

Under Annuity Options 1, 3, and 5, if all Annuitants die on or after the Income Date and before we send the first Annuity Payment, we will cancel Annuity Payments and upon receipt of a Valid Claim, we will pay the amount applied to the selected Annuity Option to the surviving individual Owner, or the Beneficiary(ies) if there is no surviving Owner. If the Owner is a non-individual, we pay the Owner.
After the Annuitant’s death under Annuity Options 2 or 6, or the last surviving joint Annuitant’s death under Annuity Option 4, we make Annuity Payments during the remaining guaranteed period in the following order based on who is still alive: the Payee, any surviving original Owner, the last surviving Owner’s Beneficiaries, or to the last surviving Owner’s estate if there are no remaining or named Beneficiaries.
Annuity Payments are usually lower if you select an Annuity Option that requires us to make more frequent Annuity Payments or to make payments over a longer period of time. If you choose life contingent Annuity Payments, payout rates for a younger Annuitant are lower than the payout rates for an older Annuitant and payout rates for life with a guaranteed period are typically lower than life only payments. Monthly payout rates are lower than annual payout rates, payout rates for a 20-year guaranteed period are less than payout rates for a 10-year guaranteed period, and payout rates for a 50-year-old Annuitant are less than payout rates for a 70-year-old Annuitant.
● If you do not choose an Annuity Option before the Income Date, we make variable Traditional Annuity Payments to the Payee under Annuity Option 2 with ten years of guaranteed monthly payments.
● For Owners younger than age 59 1∕2, Annuity Payments may be subject to a 10% additional federal tax.
● For a Qualified Contract, the Annuity Payments generally must end no later than the end of the year containing the 10th anniversary of the Owner's death. However, in certain situations, payments may need to end earlier.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

Calculating Your Traditional Annuity Payments
We base Traditional Annuity Payments upon the following:
●
The Contract Value on the Income Date adjusted for any applicable MVA.
●
Whether you request fixed payments, variable payments, or a combination of both fixed and variable Traditional Annuity Payments.
●
The age of the Annuitant and any joint Annuitant on the Income Date.
●
The gender of the Annuitant and any joint Annuitant where permitted.
●
The Annuity Option you select.
●
Your Contract’s mortality table.
We guarantee the dollar amount of fixed Traditional Annuity Payments and this amount does not change during the entire annuity payout option period that you selected, except as provided under Annuity Option 3. Variable Traditional Annuity Payments are not predetermined and the dollar amount changes with your selected Investment Options’ investment experience.
Contract Value withdrawn from the FPAs and applied to Traditional Annuity Payments may be affected by the MVA (which can be negative).
Variable or Fixed Traditional Annuity Payments
You can request Traditional Annuity Payments under Annuity Options 1-5 as:
●
a variable payout,
●
a fixed payout, or
●
a combination of both.
After the Income Date, you cannot make a transfer from a fixed Traditional Annuity Payment stream to variable, but you can transfer from a variable Traditional Annuity Payment stream and establish a new fixed Traditional Annuity Payment stream.
We base fixed Traditional Annuity Payments on your Contract’s interest rate and mortality table or current rates, if higher.
The dollar amount of variable Traditional Annuity Payments depends on the assumed investment rate (AIR) you select and your selected Investment Options’ performance. You can choose a 3%, 5% or 7% AIR. Using a higher AIR results in a higher initial variable Traditional Annuity Payment, but future payments increase more slowly and decrease more rapidly. If your Investment Options’ actual performance exceeds your selected AIR, variable Traditional Annuity Payments increase. Similarly, if the actual performance is less than your selected AIR, variable Traditional Annuity Payments decrease.
If you choose a variable payout, you can invest in up to 15 Investment Options. We may change this in the future, but we will always allow you to invest in at least five Investment Options. If you do not instruct us, we base variable Traditional Annuity Payments on the allocation instructions that are in effect on the Income Date. We do not allow you to apply less than $5,000 to an Annuity Option. Currently, we require your initial Traditional Annuity Payment to be $100 or more.
When Annuity Payments Begin
Annuity Payments begin on the Income Date. Your scheduled Income Date is the first day of the calendar month following the later of: a) the Annuitant’s 90th birthday, or b) the tenth Contract Anniversary and is stated in your Contract. An earlier Income Date or a withdrawal may be required to satisfy minimum required distribution rules under certain Qualified Contracts. You can make an authorized request for a different, earlier or later Income Date after the Issue Date, but any such request is subject to applicable law and our approval. An earlier Income Date may not be available to you depending on the state in which your Contract was issued. Your Income Date must be the first day of a calendar month. The earliest available Income Date is the first day of a calendar month that occurs on or after your second Contract Anniversary. The Income Date can occur as late as age 100 but cannot be later than what is permitted under applicable law. If you selected the Living Guarantees and your Contract includes the GMIB, your Income Date must be within 30 days following a Contract Anniversary beginning with the fifth Contract Anniversary and certain other conditions must also be met as discussed in section 10.c.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

● If on the Income Date your Contract Value is greater than zero, you must take a Full Annuitization. We notify you of your available options in writing 60 days in advance, including the option to extend your Income Date if available. If on your Income Date you have not selected an Annuity Option, we make variable payments under
Annuity Option 2 with ten years of guaranteed monthly payments. Upon Full Annuitization you no longer have
Contract Value or a death benefit, and you cannot receive any other periodic withdrawals or payments other than
Annuity Payments.

● For Contracts issued in Florida: The earliest Income Date is one year after the Issue Date.
Partial Annuitization
Only a sole Owner can take Partial Annuitizations under Annuity Options 1, 2, or 5. The Owner must be the Annuitant and we do not allow joint Annuitants. We allow you to annuitize less than your total Contract Value in a Partial Annuitization. GMIB Partial Annuitizations are only available if the GMIB value is greater than the Contract Value. If you take a Partial Annuitization, your Contract is in both the Accumulation and Annuity Phases at the same time. We allow one Partial Annuitization every twelve months, up to a maximum of five. If you have four Partial Annuitizations and want a fifth, you must take a Full Annuitization of the total remaining Contract Value. You cannot add Contract Value to the part of a Contract that has been partially annuitized, or transfer values that have been partially annuitized to any other part of the Contract. If you take variable Traditional Annuity Payments under a Partial Annuitization, any Investment Option transfer instructions you give us apply equally to the accumulation and annuitization portions of the Contract. You cannot make Investment Option transfers selectively within different portions of the Contract. Partial Annuitizations are not subject to a withdrawal charge (if applicable), but they decrease the Contract Value, Withdrawal Charge Basis, death benefit, and any of your Contract’s guaranteed values.
A Partial Annuitization on a Non-Qualified Contract receives the same income tax treatment as a Full Annuitization.
However, this income tax treatment does not apply to a Partial Annuitization on a Qualified Contract. You should consult a tax adviser before requesting a Partial Annuitization.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

9. Benefits Available Under the Contract
The following tables summarize information about the benefits available under the Contract.
Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Partial Withdrawal Privilege	Allows you to withdraw up to 12% of your total Purchase Payments each Contract Year without incurring a withdrawal charge.
• Only available during the Accumulation Phase.
• Not available upon full withdrawal.
• Unused partial withdrawal privilege amounts not
available in future years.
• Contract Value withdrawn from the FPAs may be
affected by the MVA (which can be negative).
• Program withdrawals are subject to income taxes,
and may also be subject to a 10% additional
federal tax for amounts withdrawn before age
59  1∕2.

Automatic Investment Plan (AIP)	Allows you to make automatic Purchase Payments by electronic money transfer from your savings, checking, or brokerage account.
• Only available during the Accumulation Phase.
• Not available unless your Contract was issued in
Connecticut, Florida, or New Jersey.
• Not available if you have an Inherited IRA
Contract, a 403(b) Contract or a Qualified Contract
(regardless of state of issue) purchased through a
qualified plan.
• Payments must be on a monthly or quarterly basis.
• Subject to applicable Purchase Payment
restrictions.
• We reserve the right to discontinue or modify.

Flexible Rebalancing Program	Provides for automatic, periodic transfers among the Investment Options to help you maintain your selected allocation percentages among the Investment Options.
• Only available during the Accumulation Phase.
• Not available for the FPAs.
• For Contracts with Living Guarantees, GAV
Transfers may affect this program.
• Rebalancing may be on a quarterly, semi-annual,
or annual basis only.
• Program transfers do not count against transfer
limitations.
• We reserve the right to discontinue or modify.

Systematic Withdrawal Program	Allows you to take automatic withdrawals from your Contract.
• Only available during the Accumulation Phase.
• Not available if you are participating in minimum
distribution program.
• Program withdrawals may be monthly, quarterly,
semi-annual or annual, unless you have less than
$25,000 in Contract Value, in which case only
annual withdrawals are available.
• Minimum $100 withdrawal required.
• Program withdrawals count against partial
withdrawal privilege.
• Contract Value withdrawn from the FPAs may be
affected by the MVA (which can be negative).
• Program withdrawals are subject to withdrawal
charges, income taxes, and may also be subject to
a 10% additional federal tax for amounts
withdrawn before age 59 1∕2.
• We reserve the right to discontinue or modify.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Minimum Distribution Program	Allows you to automatically take withdrawals to satisfy the required minimum distribution requirements imposed by the Internal Revenue Code for a Qualified Contract.
• Only available during the Accumulation Phase.
• Only available to IRA, SEP IRA, or Inherited IRA
Contracts.
• Not available if you are participating in systematic
withdrawal program, or if you have a 403(b)
Contract or a Qualified Contract purchased
through a qualified plan.
• Program withdrawals may be monthly, quarterly,
semi-annual or annual, unless you have less than
$25,000 in Contract Value, in which case only
annual withdrawals are available.
• Program withdrawals count against partial
withdrawal privilege, and if you have the Living
Guarantees may also reduce the amount available
for GWB withdrawals.
• Program withdrawals are not subject to withdrawal
charges, but are subject to income taxes.
• We reserve the right to discontinue or modify
subject to the requirements of law.

Financial Adviser Fees
If you have a financial adviser and want to pay their
financial adviser fees from this Contract, you can
instruct us to withdraw the fee from your Contract
and pay it to your Financial Professional or Financial
Professional’s firm as instructed.

• Only available during the Accumulation Phase.
• Financial adviser fees are in addition to the
Contract’s fees and expenses.
• Deductions for financial adviser fees are treated as
withdrawals under the Contract.
• Program withdrawals count against partial
withdrawal privilege.
• Contract Value withdrawn from the FPAs may be
affected by the MVA (which can be negative).
• Program withdrawals are subject to withdrawal
charges, income taxes, and may also be subject to
a 10% additional federal tax for amounts
withdrawn before age 59 1∕2.
• We reserve the right to discontinue or modify.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Waiver of Withdrawal Charge Benefit	Waives withdrawal charges if after the first Contract Year you become confined to a skilled nursing facility or hospital, or terminally ill.
• Only available during the Accumulation Phase.
• Confinement must be for at least 90 consecutive
days and requires certification by a licensed
physician that continued confinement is necessary.
• Confinement waiver is not available if any Owner
was confined on the Issue Date.
• Terminal illness is limited to life expectancy of 12
months or less as certified by a physician, is only
available as a full withdrawal, and is not available if
on the Issue Date any Owner was first diagnosed
with a terminal illness.
• Waivers require physician certification for
confinement, or terminal illness.
• Terminal illness is limited to life expectancy of 12
months or less.
• Program withdrawals count against partial
withdrawal privilege.
• Contract Value withdrawn from the FPAs may be
affected by the MVA (which can be negative).
• Program withdrawals are not subject to withdrawal
charges, but are subject to income taxes, and may
also be subject to a 10% additional federal tax for
amounts withdrawn before age 59  1∕2.
• State variations apply.

Traditional GMDB	Provides a death benefit equal to the greater of Contract Value or guarantee death benefit value, which is total Purchase Payments adjusted for withdrawals.
• Only available during the Accumulation Phase.
• Withdrawals may significantly reduce or end the
benefit.
• Restrictions on Purchase Payments may limit the
benefit.
• Fully annuitizing the Contract will end the benefit.

Optional Benefits (No Longer Available For Election)
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Enhanced GMDB
Provides a death benefit based on the greater of
the Contract Value, or the guaranteed death
benefit value. The guaranteed death benefit
value is the greater of total Purchase Payments
adjusted for withdrawals, or an annual lock-in
feature (MAV).
See Appendix D for an example of how we
calculate the death benefit value.
0.20% (as a percentage of each Investment Option’s average net assets)
• Replaces the Traditional GMDB if elected.
• Only available during the Accumulation Phase.
• Withdrawals may significantly reduce or end
the benefit as indicated in Appendix D.
• Withdrawals reduce the likelihood of receiving
increases to the Maximum Anniversary Value.
• Cannot be removed from the Contract.
• Full Annuitization of the Contract will end the
benefit.

Living Guarantees	Includes the Guaranteed Account Value (GAV) Benefit, Guaranteed Withdrawal Benefit (GWB), and the Guaranteed Minimum Income Benefit (GMIB).	No fee.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

Optional Benefits (No Longer Available For Election)
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
GAV Benefit
Guaranteed accumulation benefit providing a
level of protection for your principal you invested
and to lock-in any annual investment gains (the
GAV). If your Contract Value on a Contract
Anniversary is less than the GAV established five
years or more ago, we will make a payment to
your Contract equal to that difference (True Up).
See Appendix C for an example of how we
calculate the GAV and apply True Ups.
Amounts withdrawn from the FPAs may be subject to an MVA, which can be negative. The maximum negative MVA is -30%
• Only available during the Accumulation Phase.
• Guarantee is subject to a five-year waiting
period.
• No True Up on a Contract Anniversary if
current Contract Value is greater than the GAV
from five years ago.
• GAV Benefit resets are subject to limitations
and restart the 5-year waiting period before the
next True Up.
• An additional Purchase Payment immediately
increases your Contract Value, but does not
become part of the GAV for at least five years.
Therefore, a large additional Purchase
Payment may decrease the likelihood that you
would receive a True Up.
• We monitor your Contract Value daily and
periodically transfer amounts between your
selected Investment Options and the FPAs to
support the benefits guarantees (GAV
Transfers).
• GAV Transfers could result in most or all of
your Contract Value being held in the FPAs,
which may provide less Contract Value than if
your Contract did not include the GAV Benefit.
• Withdrawals may significantly reduce or end
the benefit as indicated in Appendix C.
• Withdrawals reduce the likelihood of receiving
increases to the Guaranteed Account Value.
• State variations apply.

GWB
Provides a guaranteed income through partial
withdrawals, regardless of your Contract Value,
beginning on the second Contract Anniversary.
Allows you to withdraw each Contract Year the
lesser of partial withdrawal privilege amount, or
the remaining GWB value (total Purchase
Payments adjusted for withdrawals) without
incurring a withdrawal charge.
See section 10.b for a GWB adjusted partial
withdrawal example.
Amounts withdrawn from the FPAs may be subject to an MVA, which can be negative. The maximum negative MVA is -30%
• Only available during the Accumulation Phase.
• Not available before the second Contract
Anniversary.
• Not available upon full withdrawal.
• Unused GWB withdrawal amounts not
available in future years.
• GWB withdrawals reduce your partial
withdrawal privilege.
• Contract Value withdrawn from the FPAs may
be affected by the MVA (which can be
negative).
• GWB withdrawals are subject to income taxes,
and may also be subject to a 10% additional
federal tax for amounts withdrawn before age
59  1∕2.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

Optional Benefits (No Longer Available For Election)
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
GMIB
Provides guaranteed minimum fixed annuity
income called GMIB Payments based on the
guaranteed value, which is the greater of total
Purchase Payments adjusted for withdrawals, or
an annual lock-in feature (MAV).
See Appendix B for an example of how we
calculate the GMIB Value.

• Only available during the Annuity Phase.
• Withdrawals may significantly reduce or end
the benefit.
• Restrictions on Purchase Payments may limit
the benefit.
• Cannot be removed from the Contract.
• GMIB Payments may not begin until the 5th
Contract Anniversary, and are only available
within 30 days after a Contract Anniversary.
• Restricted to Annuity Options 1-5.
• GMIB Partial Annuitizations are restricted.
• Fully annuitizing the Contract and taking
Traditional Annuity Payments will end the
benefit.
• The GMIB's guaranteed fixed payout rates
may be less than the current fixed payout rates
available with Traditional Annuity Payments,
which may cause Traditional Annuity Payments
to be greater than GMIB Payments.
• State variations apply.

10. Living Guarantees
The Living Guarantees were only available at Contract issue. The Living Guarantees cannot be added to, or removed from, your Contract. The Living Guarantees include the Guaranteed Account Value (GAV) Benefit, Guaranteed Withdrawal Benefit (GWB), and the Guaranteed Minimum Income Benefit (GMIB). However, the GMIB was not available in all states.
The GAV Benefit provides a level of protection for the principal you invested five or more years ago and to lock in any investment gains from five or more Contract Anniversaries ago (the GAV). The GWB provides a guaranteed income through partial withdrawals, regardless of your Contract Value, beginning on the second Contract Anniversary. The GMIB provides guaranteed minimum fixed income in the form of Annuity Payments (GMIB Payments), beginning on the fifth Contract Anniversary.
The Living Guarantees have no additional fee or charge. However, to maintain the guarantee provided by the GAV Benefit we periodically transfer amounts between your selected Investment Options and the FPAs according to a mathematical model (see the “GAV Transfers” in section 10.a).

10.a Guaranteed Account Value (GAV) Benefit
You do not have any protection under the GAV Benefit until the fifth Contract Anniversary and Purchase Payments are not protected by the GAV until we have had them for at least five years.
The GAV Benefit guarantees that, beginning on your fifth Contract Anniversary (and on each subsequent Contract Anniversary until the Income Date that you take a Full Annuitization or when the Contract ends) your Contract Value will at least equal the GAV established five years ago, less all GAV adjusted partial withdrawals taken in the last five years. If your Contract Value is less than this guaranteed amount on the fifth and each subsequent Contract Anniversary, we will make a payment to your Contract equal to that difference (True Up). This type of guarantee is sometimes referred to as a “high water mark.”
For example, assuming no withdrawals, on your 12th Contract Anniversary, the GAV Benefit guarantees that your Contract Value will be at least the highest GAV established on the Issue Date, or on any Contract Anniversary, up to and

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

including, the seventh Contract Anniversary, that is, the “high water mark” from that period. However, the GAV does not lock in any gains until five years after they occur, and it does not lock in any gains that occur between Contract Anniversaries.
If on a Contract Anniversary, your Contract Value is less than the GAV established five years ago, we pay your Contract a True Up equal to that difference. We allocate any True Up to your Investment Options in proportion to the amount of Separate Account Value in each Investment Option. Because the True Ups increase your Contract Value, they also increase the total dollar amount (but not the percentage) of the M&E charge you pay.
An additional Purchase Payment will immediately increase your Contract Value, but does not become part of the GAV until it is at least five years old. Therefore, a large additional Purchase Payment may diminish the advantage of the GAV Benefit by decreasing the likelihood that you would receive a True Up. For example, if on the fifth Contract Anniversary your Contract Value is less than the GAV from five years ago, then we True Up your Contract Value to equal that GAV. If, however, you made a large additional Purchase Payment in the fourth Contract Year that increases your Contract Value on the fifth Contract Anniversary so that it is greater than the GAV from five years ago, then we would not make a True Up to your Contract. This example assumes you take no partial withdrawals or Partial Annuitizations.
● Withdrawals include all withdrawals (even penalty-free withdrawals) and any withdrawal charges, and Partial
Annuitizations; but not amounts we withdraw for the transfer fee, or contract maintenance charge.
Withdrawals may reduce the GAV by more than the amount withdrawn or annuitized.

● You will be required to take a Full Annuitization of your Contract on or before the maximum permitted
Income Date. (For more information see section 8, The Annuity Phase.) Upon a Full Annuitization, the FPAs are no
longer available and you will not receive any future True Ups.

Calculating the GAV
The initial GAV is equal to all Purchase Payments received during the first 90 days of your Contract, less any GAV adjusted partial withdrawals taken during this period. We recalculate the GAV on every Contract Anniversary as follows.
On the first Contract Anniversary, the GAV is equal to the greater of A or B, where:
A	=
The initial GAV, plus any additional Purchase Payments received during the remainder of the first Contract Year and minus any GAV adjusted partial withdrawals taken during the remainder of the first Contract Year.

B	=	Your Contract Value determined at the end of prior Business Day before the first Contract Anniversary.
On the second and any subsequent Contract Anniversaries, the GAV is equal to the greater of C or D, where:
C	=
The GAV from the previous Contract Anniversary plus any additional Purchase Payments received in the previous
Contract Year and minus any GAV adjusted partial withdrawals taken in the previous Contract Year.

D	=	Your Contract Value determined at the end of prior Business Day before that Contract Anniversary.
For each withdrawal or traditional Partial Annuitization taken before the second Contract Anniversary, a GAV adjusted partial withdrawal is equal to: a x b
For each withdrawal or traditional Partial Annuitization taken on or after the second Contract Anniversary, a GAV adjusted partial withdrawal is equal to: c + (d x b)
a	=	The amount of Contract Value (before any MVA) applied to a traditional Partial Annuitization or withdrawn (including any applicable withdrawal charge).
b	=
The greater of one, or the ratio of (e) divided by (f) where:
(e) = The GAV on the day of (but before) the traditional Partial Annuitization or partial withdrawal.
(f) = The Contract Value on the day of (but before) the traditional Partial Annuitization or partial withdrawal, adjusted for any applicable MVA.

c	=
The amount of the partial withdrawal (before any MVA) that, together with any other previous partial withdrawals
(before any MVA) taken during the Contract Year, does not exceed 12% of total Purchase Payments received (the partial withdrawal privilege). However, if you take a traditional Partial Annuitization, the entire amount of any
Contract Value (before any MVA) applied to the traditional Partial Annuitization will be included in part (d) of this formula.

d	=	The remaining amount of the partial withdrawal, including any applicable withdrawal charge, but before any MVA.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

For GMIB Partial Annuitizations, a GAV adjusted partial withdrawal is equal to:
GMIBPA x GAV1
GMIB
where:
GMIBPA	=	The amount of any GMIB value applied to a GMIB Partial Annuitization.
GAV1	=	The GAV on the day of (but before) the GMIB Partial Annuitization.
GMIB	=	The GMIB value on the day of (but before) the GMIB Partial Annuitization.
GAV Example
●
You purchased a February 2007 Contract and selected the Living Guarantees. You made only one initial Purchase Payment of $100,000. You make no additional Purchase Payments. You do not reset the GAV benefit, so the GAV benefit guarantee and True Ups are not available until the 5th Contract Anniversary.
●
You take no partial withdrawals or Partial Annuitizations. Therefore, the GAV calculation on each Contract Anniversary only take into account the previous GAV and the Contract Value determined at the end of prior Business Day. For information on how these calculations are effected by a partial withdrawal, please see Appendix C.
●
The Contract Value used to determine the GAV on the first Contract Anniversary is $120,000; on the second Contract Anniversary it is $115,000; on the third Contract Anniversary it is $119,000; and on the fourth Contract Anniversary it is $121,000.

The initial GAV	$100,000
The GAV on the first Contract Anniversary equals the greater of (A) or (B): (A) the initial GAV, which is the initial Purchase Payment of $100,000; or (B) the Contract Value determined at the end of prior Business Day before the first Contract Anniversary, which is $120,000	$120,000
The GAV on the second Contract Anniversary equals the greater of (C) or (D): (C) the GAV from the first Contract Anniversary ($120,000); or (D) the Contract Value determined at the end of prior Business Day before the second Contract Anniversary, which is $115,000	$120,000
The GAV on the third Contract Anniversary equals the greater of (C) or (D): (C) the GAV from the second Contract Anniversary ($120,000); or (D) the Contract Value determined at the end of prior Business Day before the third Contract Anniversary, which is $119,000	$120,000
The GAV on the fourth Contract Anniversary equals the greater of (C) or (D): (C) the GAV from the third Contract Anniversary ($120,000); or (D) the Contract Value determined at the end of prior Business Day before the fourth Contract Anniversary, which is $121,000	$121,000
Applying the GAV Benefit
●
On the fifth Contract Anniversary the Contract Value determined at the end of prior Business Day is $105,000. The GAV Benefit guarantee is the $100,000 GAV established five years ago on the Issue Date, so there is no True Up.
●
On the sixth Contract Anniversary the Contract Value determined at the end of prior Business Day is $108,000. The GAV Benefit guarantee is the $120,000 GAV established five years ago on the first Contract Anniversary, so we will True Up the Contract Value to equal this amount by applying $12,000 to the Investment Options.
●
On the seventh Contract Anniversary the Contract Value determined at the end of prior Business Day is $122,000. The GAV Benefit guarantee is the $120,000 GAV established five years ago on second Contract Anniversary, so there is no True Up.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

Application of the GAV Benefit in tabular form:
	Contract Value	GAV	GAV Benefit guarantee	True Up	Contract Value after True Up
Issue Date	$100,000	$100,000	-	-	$100,000
1st Contract Anniversary	$120,000	$120,000	-	-	$120,000
2nd Contract Anniversary	$115,000	$120,000	-	-	$115,000
3rd Contract Anniversary	$119,000	$120,000	-	-	$119,000
4th Contract Anniversary	$121,000	$121,000	-	-	$121,000
5th Contract Anniversary	$105,000	$121,000	$100,000	None	$105,000
6th Contract Anniversary	$108,000	$121,000	$120,000	$12,000	$120,000
7th Contract Anniversary	$122,000	$122,000	$120,000	None	$122,000
GAV Transfers
There is no additional charge for the GAV Benefit. However, to maintain the guarantee provided by the GAV we monitor your Contract daily as it relates to the GAV and periodically transfer amounts between your selected Investment Options and the FPAs (GAV Transfers). You still have complete discretion over the selection of and allocation to the Investment Options for any portion of your Contract Value that is not required to be in the FPAs. Selecting Investment Options that have a higher volatility is likely to result in changes to Contract Value that, if negative, will, in turn increase the amount and/or frequency of GAV Transfers to the FPAs. If you allocate or transfer amounts to the FPAs, GAV Transfers to the FPAs will be less. If you transfer amounts out of the FPAs (subject to the GAV Fixed Account Minimum), GAV Transfers to the FPAs will be greater.
We determine the amount and timing of GAV Transfers between the Investment Options and the FPAs according to a mathematical model. This mathematical model will not change during the life of your Contract. We will transfer amounts to the FPAs proportionately from all of your selected Investment Options. We allocate GAV Transfers from the FPAs to the Investment Options according to your future Purchase Payment allocation instructions. GAV Transfers are not subject to any transfer fee and do not count against any free transfers we allow.
The mathematical model we use to determine GAV Transfers includes a number of interrelated factors. The following table sets forth the most influential of these factors and indicates how each one by itself could trigger a GAV Transfer.
Change In One Factor, Assuming All Other Factors Remain Constant
Factor	Direction of the GAV Transfer
Contract Value increases	To the Investment Options
GAV increases	To the FPAS
Credited interest rate on the FPAs increases	To the Investment Options
Time until application of the GAV Benefit decreases	To the FPAS
The GAV Transfer amount varies depending on the magnitude and direction of the change in these factors and their impact on your Contract Value. Most importantly, GAV Transfers from the Investment Options to the FPAs occur as the Contract Value falls relative to the GAV. GAV Transfers to the FPAs generally first occur when the Contract Value drops below the most recently established GAV by 1% to 4%. If the Contract Value continues to fall, more GAV Transfers to the FPAs will occur. The amount of the first GAV Transfer to the FPAs is typically significant, and is typically 39% to 44% of your Contract Value. Subsequent GAV Transfers to the FPAs are typically 6% to 10% of your Contract Value. Concentrating Contract Value in Investment Options with higher volatility is likely to result in greater changes in Contract Value relative to the GAV. If those changes are negative, they will, in turn, result in higher amounts of and/or more frequent GAV Transfers to the FPAs. In addition, as the time remaining until application of the GAV True Up shortens, the frequency and amount of GAV Transfers to the FPAs will increase, particularly in poorly performing markets. Transactions you make (additional Purchase Payments, withdrawals and Partial Annuitizations) change the Contract Value relative to the GAV, and may also result in additional GAV Transfers.
We allocate GAV Transfers to the available FPA. In general, the Contract Value remains in the FPA until the performance of your Investment Options recovers sufficiently to support the True Up. In some instances, Contract Value will transfer out of the FPAs more slowly than it was transferred in, particularly as the time until the application of the True Up shortens. As this time shortens:
●
GAV Transfers to the FPAs become more likely, and
●
Contract Value relative to the GAV must increase in order for GAV Transfers from the FPAs to occur.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

After the second Contract Anniversary, it is possible that substantially all of your Contract Value (for example, more than 95%) will be in the FPAs, especially approaching a Contract Anniversary when we may need to True Up your Contract Value to equal the GAV. This can be true even if your Contract Value exceeds the GAV.
The Daily Rebalancing Formula Under the Mathematical Model
To limit our exposure under the GAV Benefit, we make GAV Transfers of Contract Value from the Investment Options to the FPAs, to the extent called for by a mathematical model that will not change during the life of your Contract. We do this in order to minimize the need to provide a True Up, or to reduce the amount of any True Up. We determine a GAV for each Contract Anniversary and we may need to provide a True Up to any GAV established five or more Contract Years ago. When a True Up becomes more likely (including when your Contract Value is less than any GAV), the mathematical model tends to allocate more Contract Value to the FPAs. On the other hand, if Contract Value is much higher than the GAVs, then a True Up may not be necessary, and therefore, the mathematical model tends to allocate more Contract Value to the Investment Options.
Each Business Day the mathematical model computes a "target allocation," which is the portion of the Contract Value to be allocated to the Investment Options.
The target allocation depends on several factors – your current Contract Value compared to the GAV, the time until the GAV becomes available, and the interest rate credited to the FPAs. However, as time passes, these factors change. Therefore, the target allocation changes from one Business Day to the next.
The mathematical model could theoretically call for a daily reallocation of Contract Value so that your actual allocation between the Investment Options and FPAs always equals your target allocation. However, to avoid the constant reallocations that this approach would require, the model calls for a rebalancing only when the target allocation differs sufficiently from a “baseline allocation,” which is the target allocation determined at issue or upon the most recent GAV Transfer adjusted for performance.
At issue, the target and baseline allocations are the same. On each Business Day going forward the target allocation changes with the Contract’s changing characteristics, while the baseline allocation will not change until the first GAV Transfer. When the target allocation to the Investment Options differs from the baseline allocation to the Investment Options by more than a specified margin:
●
we execute a GAV Transfer that makes you actual allocation equal to the target allocation, and
●
the mathematical model establishes a new baseline allocation to the Investment Options equal to the target allocation at the time of the GAV Transfer for use in future comparisons.
Your specified margin was set on the Issue Date and cannot change.
In practice, we find that no GAV Transfer to the FPAs occurs until the target allocation to the Investment Options has fallen to about 60% of Contract Value. Therefore, the initial GAV Transfer will transfer enough Contract Value so that approximately 40% of the Contract Value will be in the FPAs after the GAV Transfer.
Once the first GAV Transfer has occurred, if the target allocation to the Investment Options rises above the baseline allocation by more than the specified margin, we execute a GAV Transfer from the FPAs to the Investment Options. If the target allocation to the Investment Options falls below the baseline allocation by more than the specified margin, we execute a GAV Transfer from the Investment Options to the FPAs. As with the initial GAV Transfer, a subsequent GAV Transfer results in the establishment of a new baseline allocation equal to the target allocation at the time of the transfer for use in future comparisons. Subsequent GAV Transfers to the FPAs are typically 6% to 10% of your Contract Value.
See the SAI for more detail regarding the mathematical model, including the formula used to compute the target allocation on a daily basis.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

● We make GAV Transfers to and from the FPAs in order to support the GAV Benefit. You should view the
GAV Benefit as a way to permit you to invest in the Investment Options to the extent permitted by the mathematical model, while still having your principal and some of your investment gains protected. You should not view the GAV
Benefit as a “market timing” or other type of investment program designed to enhance your earnings under the
Contract.

● If we make GAV Transfers from your chosen Investment Options to the FPAs during a market downturn, less
(or potentially none) of your Contract Value will be available to participate in any upside potential of any subsequent market recovery. This means that if most or all of your Contract Value is in the FPAs, a subsequent market recovery will benefit only that portion, if any, of your Contract Value remaining in the Investment Options. If a recovery is sustained enough to result in GAV Transfers from the FPAs back to your selected Investment Options, progressively more of your Contract Value may be able to participate in the recovery, but the Contract Value as a whole will always recover more slowly than had it been more fully allocated to the Investment Options. This may potentially provide less Contract Value to you than if your Contract did not include the GAV Benefit.

The GAV Fixed Account Minimum
The GAV Fixed Account Minimum is the amount of Contract Value we require to be in the FPAs to maintain the GAV Benefit’s guarantees. You can transfer amounts into or out of the FPAs subject to the GAV Fixed Account Minimum. You can only make a transfer from the FPAs that would reduce the amount in the FPAs below this minimum by resetting the GAV Benefit.
Resetting the GAV Benefit
Resets are not available for May 2005 Contracts and February 2007 Contracts issued in Alabama, Oregon, Pennsylvania, Utah, and Washington.
You may reset GAV Benefit provided the reset date is at least 90 days from any earlier reset date. Upon a reset, we transfer 100% of your Contract Value to the Investment Choices on the reset date according to your most recent allocation instructions unless you instruct us otherwise. If you reset the GAV Benefit, the first Contract Anniversary on which you can receive a True Up is the Contract Anniversary occurring five complete Contract Years after the reset date. This means you will not receive a True Up any time between the reset date and the next sixth Contract Anniversary after the reset date (or the next fifth Contract Anniversary if the reset date is a Contract Anniversary). The GAV on the reset date is the greater of:
●
the last GAV calculated before the reset date, plus any additional Purchase Payments received on or after the last GAV calculation, and minus any GAV adjusted partial withdrawals taken on or after that calculation, or
●
your Contract Value determined at the end of Business Day on the reset date.
If your Contract Value on the reset date is less than the GAV, the GAV Transfers to the FPAs will occur more rapidly and at a larger amount than those for a new Contract with a Purchase Payment equal to the Contract Value on the reset date. This occurs because the guarantee available to you on the reset date is larger than the guarantees available for a new Contract.
On the Contract Anniversary that occurs on or immediately after the reset date, the new GAV is equal to the greater of:
●
the GAV established on the reset date, plus any additional Purchase Payments received on or after the reset date, and minus any GAV adjusted partial withdrawals taken on or after the reset date; or
●
your Contract Value determined at the end of prior Business Day before the current Contract Anniversary.
On each subsequent Contract Anniversary, we calculate the GAV as described under “Calculating the GAV” earlier in this section.
True Ups
We allocate any True Up to your Investment Options in proportion to the amount of Separate Account Value in each Investment Option. True Ups become part of your Contract Value which is available for immediate withdrawal, and immediately begin to participate in the investment performance of those Investment Options. For tax purposes, we treat True Ups as earnings under the Contract. However, if your Contract Value at the time of a True Up is less than your net Purchase Payments (total Purchase Payments received less any prior payments withdrawn) then we may treat some or all of the True Up as a Purchase Payment when applying the withdrawal charge if the entire Contract Value is then withdrawn. This is no different then when the Contract Value is less than your net Purchase Payments, but the Contract

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

Value then experiences a gain immediately before you take a complete withdrawal. We assess withdrawal charges against Purchase Payments withdrawn in the manner described in section 6, Expenses and Adjustments – Withdrawal Charge.
When the GAV Benefit Ends
The GAV Benefit ends upon the earliest of the following.
●
The Business Day before the Income Date that you take a Full Annuitization.
●
The Business Day the Contract ends.

10.b Guaranteed Withdrawal Benefit (GWB)
The GWB provides a guaranteed income through partial withdrawals, regardless of your Contract Value, beginning on the second Contract Anniversary. The GWB is not available before the second Contract Anniversary.
The GWB value is equal to total Purchase Payments less GWB adjusted partial withdrawals (see the GWB adjusted partial withdrawal formula later in this section). The maximum amount available for GWB withdrawals each Contract Year is the lesser of:
●
12% of your total Purchase Payments before any MVA (the partial withdrawal privilege amount), or
●
the remaining GWB value.
Any unused GWB withdrawal amount in one Contract Year is not added to the amount available next year. We will not deduct a withdrawal charge from amounts withdrawn under the GWB. GWB withdrawals do not reduce the Withdrawal Charge Basis, but withdrawals in excess of the annual maximum GWB withdrawal amount are subject to a withdrawal charge and reduce the Withdrawal Charge Basis. GWB withdrawals reduce your partial withdrawal privilege. We treat GWB withdrawals as withdrawals for tax purposes and if any Owner is younger than age 59 1∕2, a GWB withdrawal may also be subject to a 10% additional federal tax.
You can continue to take GWB withdrawals until you have withdrawn all of the GWB value. This means that during the Accumulation Phase if your Contract Value is reduced to zero due to poor performance, your Contract will continue until you have withdrawn all the Purchase Payments less GWB adjusted partial withdrawals.
● Withdrawals (including Partial Annuitizations) you take in excess of the maximum GWB withdrawal amount in a Contract Year may reduce the GWB value by more than the amount withdrawn or annuitized.
● GWB withdrawals taken from the FPAs may be affected by the MVA (which can be negative).
GWB Adjusted Partial Withdrawal Formula
For each withdrawal or traditional Partial Annuitization taken before the second Contract Anniversary, a GWB adjusted partial withdrawal is equal to: PW x GWBV
For each withdrawal or traditional Partial Annuitization taken on or after the second Contract Anniversary, a GWB adjusted partial withdrawal is equal to: GWBA + (RPWA x GWBV)
For each GMIB Partial Annuitization a GWB adjusted partial withdrawal is equal to:
GMIBPA x GWB1
GMIB

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

where:
PW	=	The amount of Contract Value (before any MVA) applied to a traditional Partial Annuitization or withdrawn (including any applicable withdrawal charge).
GWBA	=
The amount of the partial withdrawal* (before any MVA) that, together with any previous partial withdrawals (including GWB withdrawals) taken during the Contract Year, does not exceed the maximum allowable GWB withdrawal for the Contract Year. However, if you take any traditional Partial Annuitization the entire amount of any Contract Value (before any MVA) applied to the traditional Partial Annuitization will be included in the RPWA portion of this formula.

RPWA	=	The remaining amount of the partial withdrawal including any applicable withdrawal charge, but before any MVA.
GWBV	=
The greater of one, or the ratio of (a) divided by (b) where:
(a) = The remaining GWB value on the day of (but before) the traditional Partial Annuitization or partial withdrawal.
(b) = The Contract Value on the day of (but before) the traditional Partial Annuitization or partial withdrawal adjusted for any applicable MVA.

GMIBPA	=	The amount of the GMIB value applied to a GMIB Partial Annuitization.
GWB1	=	The remaining GWB value on the day of (but before) the GMIB Partial Annuitization.
GMIB	=	The GMIB value on the day of (but before) the GMIB Partial Annuitization.
GWB Adjusted Partial Withdrawal Example
●
You purchased a February 2007 Contract and selected the Living Guarantees. You made only one initial Purchase Payment of $100,000.
●
The GWB value at issue is equal to the total Purchase Payments less GWB adjusted partial withdrawals, which is $100,000.
●
The maximum amount you can withdraw under the GWB after the second Contract Anniversary is 12% of the total Purchase Payments before any MVA, which is 0.12 x $100,000 = $12,000.
●
During the third Contract Year you take a partial withdraw of $13,000 (including any withdrawal charge) when the Contract Value on the day (but before) the withdrawal is $95,000. There is no MVA on the partial withdrawal.

We calculate the GWB adjusted partial withdrawal as: GWBA + (RPWA x GWBV), where:
GWBA = The amount of the partial withdrawal that does not exceed the maximum allowable GWB withdrawal for the Contract Year	$12,000
RPWA = The remaining amount of the partial withdrawal (including any withdrawal charge) = $13,000 – $12,000 =	+ ($1,000
GWBV = The greater of one, or the ratio of (a) divided by (b), where:
(a) The remaining GWB value on the day of (but before) the partial withdrawal = $100,000
(b) The Contract Value on the day of (but before) the partial withdrawal = $95,000
GWBV = greater of one, or ($100,000 ÷ $95,000 = 1.052632) =
x 1.052632)
GWB adjusted partial withdrawal	$13,053
After this partial withdrawal, the remaining GWB value is $100,000 – $13,053 =	$86,947

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

●
During the fourth Contract Year you take another partial withdrawal of $14,000 (including any withdrawal charge) when the Contract Value on the day (but before) the withdrawal is $92,500. There is no MVA on the partial withdrawal.

We calculate the GWB adjusted partial withdrawal as: GWBA + (RPWA x GWBV), where:
GWBA = The amount of the partial withdrawal that does not exceed the maximum allowable GWB withdrawal for the Contract Year	$12,000
RPWA = The remaining amount of the partial withdrawal (including any withdrawal charge) = $14,000 – $12,000 =	+ ($2,000
GWBV = The greater of one, or the ratio of (a) divided by (b), where:
(a) The remaining GWB value on the day of (but before) the partial withdrawal = $88,947
(b) The Contract Value on the day of (but before) the partial withdrawal = $92,500
GWBV = greater of one, or ($88,947 ÷ $92,500 = 0.961589) =
x 1)
GWB adjusted partial withdrawal	$14,000
After this partial withdrawal, the remaining GWB value is $86,947 – $14,000 =	$72,947
When the GWB Ends
The GWB ends upon the earliest of the following.
●
The GWB value is zero.
●
The Business Day before the Income Date that you take a Full Annuitization.
●
Upon the death of an Owner (or Annuitant if the Owner is a non-individual), the end of the Business Day we first receive a Valid Claim from any one Beneficiary. However, if a federally recognized spouse continues this Contract, the GWB also continues.
●
The Business Day the Contract ends.

10.c Guaranteed Minimum Income Benefit (GMIB)
The GMIB not be available depending on the state where your Contract was issued. For more information, please refer to your Contract.
In most states, if you selected the Living Guarantees your Contract includes the GMIB. The GMIB provides guaranteed minimum fixed income for life in the form of Annuity Payments (GMIB Payments) beginning on the fifth Contract Anniversary. The GMIB is not available before the fifth Contract Anniversary.
GMIB Payments are equal to the guaranteed fixed payout rates applied to the GMIB value. You can always take Traditional Annuity Payments based on your Contract Value two years or more after the Issue Date, but if you do that, you cannot use the GMIB. There may be situations where the GMIB value is greater than the Contract Value, but the GMIB Payments are less than fixed Traditional Annuity Payments based on the Contract Value. This may occur because the guaranteed fixed payout rates available with the GMIB may be less than the current fixed payout rates that are otherwise available under Traditional Annuity Payments. We base your Annuity Payments on whichever amount (GMIB value or Contract Value) produces the greater payment.
In order to begin receiving GMIB Payments, you must submit an income option election form to our Service Center after the expiration of the five-year waiting period and within 30 days following a Contract Anniversary. GMIB Payments begin after your request has been received in Good Order at our Service Center. We make GMIB Payments to you beginning on the 30th day after your Contract Anniversary. If the scheduled GMIB Payment date does not fall on a Business Day, we make payment to you on the next Business Day.
The GMIB applies only under the following circumstances.
●
Your Income Date must be within 30 days following a Contract Anniversary beginning with the fifth Contract Anniversary.
●
GMIB Payments are only available as fixed payments regardless of the Annuity Option you select.
●
You must select a lifetime income Annuity Option (Annuity Options 1-5).
●
Partial Annuitization(s) of the GMIB value are only available if the GMIB value is greater than the Contract Value and you select Annuity Options 1, 2, or 5.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

If you exercise the GMIB under a Full Annuitization:
●
The Accumulation Phase and your selected death benefit ends on the Business Day before the Income Date, and the Annuity Phase begins on the Income Date.
●
The M&E charge does not apply to any portion(s) of the Contract applied to GMIB Payments. However, any portion of the Contract previously applied to variable Traditional Annuity Payments continues to be subject continues to be subject to the appropriate M&E charge (see section 6, Expenses and Adjustments).
If you exercise the GMIB under a Partial Annuitization:
●
The Annuity Phase begins and the Accumulation Phase continues.
●
The portion of the Contract that you apply to the GMIB is no longer subject to the M&E charge, but any portion of the Contract that is in the Accumulation Phase or that has been applied to variable Traditional Annuity Payments continues to be subject to the appropriate M&E charge (see section 6, Expenses and Adjustments).
●
You can make additional Purchase Payments to the portion of the Contract is still in the Accumulation Phase if your Contract was issued in Connecticut, Florida, or New Jersey.
●
The Partial Annuitization reduces the Contract Value, but GMIB Payments do not reduce the Contract Value available for any portion of the Contract that is still in the Accumulation Phase.
●
The Partial Annuitization reduces the guaranteed death benefit value proportionately by the percentage of GMIB value you apply to the GMIB.
Each portion of the Contract that you apply to GMIB Payments ends upon the earliest of the following.
●
Under Annuity Options 1 and 3, the death of the last surviving Annuitant.
●
Under Annuity Options 2 and 4, the death of the last surviving Annuitant and either when the guaranteed period expires, or when we pay any final lump sum.
●
Under Annuity Option 5, the death of the Annuitant and payment of any lump sum refund.

● The GMIB may have limited usefulness if you have a Qualified Contract subject to an RMD. If you do not exercise the GMIB on or before the date RMD payments must begin under a qualified plan, you may not be able to exercise the GMIB. You should consider whether the GMIB is appropriate for your situation if you plan to exercise the GMIB after your RMD beginning date.

● GMIB Full Annuitization: There may be situations where the GMIB value is greater than the Contract Value, but the GMIB Payments are less than fixed Traditional Annuity Payments based on the Contract Value. This may occur because the guaranteed fixed payout rates available with GMIB may be less than the current fixed payout rates that are otherwise available under Traditional Annuity Payments. We base your Annuity Payments on whichever amount
(the guaranteed value or Contract Value) produces the greater payment.

Calculating the GMIB Value
If the older Owner was age 80 on the Issue Date, your GMIB value before the date of your death is equal to the total Purchase Payments received reduced for each partial withdrawal (see the GMIB adjusted partial withdrawal formula later in this section).
If all Owners were age 79 or younger on the Issue Date, your GMIB value before the date of your death is equal to the greater of:
●
total Purchase Payments received reduced for each partial withdrawal (see the GMIB adjusted partial withdrawal formula later in this section), or
●
the MAV.

Withdrawals include all withdrawals (even penalty-free withdrawals) and any withdrawal charges, and Partial
Annuitizations; but not amounts we withdraw for the transfer fee, or contract maintenance charge. Withdrawals may reduce the guaranteed death benefit value by more than the amount withdrawn or annuitized.

Calculating the MAV
The MAV was initially equal to the Purchase Payment received on the Issue Date.
At the end of each Business Day, we adjust the MAV as follows:
●
We increase it by the amount of any additional Purchase Payments.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

●
We reduce it for each partial withdrawal (see the GMIB adjusted partial withdrawal formula later in this section).
On each Contract Anniversary before the end date, we compare the MAV to the Contract Value using values determined at the end of prior Business Day (after deduction of all Contract fees and expenses) and increase the MAV to equal this Contract Value if it is greater. On and after the end date, we no longer make this comparison and you will no longer receive lock ins of any annual investment gains.
The end date occurs on the older Owner’s 81st birthday, or the Annuitant’s 81st birthday if the Contract is owned by a non-individual.
GMIB Adjusted Partial Withdrawals
GMIB Partial Annuitizations reduce the GMIB value by the dollar amount applied to the GMIB Payments.
For each withdrawal or Partial Annuitization taken as Traditional Annuity Payments before the second Contract Anniversary, a GMIB adjusted partial withdrawal is equal to: PW x GMIB
For each withdrawal or Partial Annuitization taken as Traditional Annuity Payments on or after the second Contract Anniversary, a GMIB adjusted partial withdrawal is equal to: FPW + (RPW x GMIB)
where:
PW	=	The amount of Contract Value (before any MVA) applied to a traditional Partial Annuitization or withdrawn (including any applicable withdrawal charge).
FPW	=
The amount of the partial withdrawal (before any MVA) that, together with any other previous partial withdrawals taken during the Contract Year, does not exceed 12% of total Purchase Payments received (the partial withdrawal privilege). However, if you take a traditional Partial Annuitization, the entire amount of
Contract Value (before any MVA) applied to the traditional Partial Annuitization will be included in the RPW portion of this formula.

RPW	=	The remaining amount of the partial withdrawal including any applicable withdrawal charge, but before any MVA.
GMIB	=
The greater of one, or the ratio of (a) divided by (b) where:
(a) = The GMIB value on the day of (but before) the partial withdrawal.
(b) = The Contract Value on the day of (but before) the partial withdrawal or traditional Partial Annuitization adjusted for any applicable MVA.

Please see Appendix B for examples of calculations of the GMIB value.
When the GMIB Benefit Ends
The GMIB ends upon the earliest of the following.
●
The Income Date that you take a Full Annuitization.
●
The Business Day the Contract ends.

11. Death Benefit
“You” in this section refers to the Owner, or the Annuitant if the Contract is owned by a non-individual.
The Contract included the Traditional GMDB, the standard death benefit, for no additional charge. When you purchased this Contract, you could instead have selected the optional Enhanced GMDB as discussed in this section. The death benefit is the greater of Contract Value, or the guaranteed death benefit value which is either the total Purchase Payments adjusted for withdrawals if you have the Traditional GMDB; or the greater of total Purchase Payments adjusted for withdrawals or the MAV if you have the Enhanced GMDB.
The death benefit is only available during the Accumulation Phase. If you die during the Accumulation Phase, we process the death benefit using prices determined after we receive a Valid Claim. If we receive a Valid Claim after the end of the current Business Day, we use the next Business Day’s prices.
If there are multiple Beneficiaries, each Beneficiary receives the portion of the death benefit he or she is entitled to when we receive his or her Valid Claim. Unless you instruct us to pay Beneficiaries a specific percentage of the death benefit, he or she each receives an equal share.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

Each Beneficiary’s portion of the death benefit remains in the Investment Choices based on the allocation instructions that were in effect on the date of death until we receive his or her Valid Claim and we either pay the claim or the Beneficiary provides alternate allocation instructions. From the time we determine the death benefit until we make a complete distribution, any amount in the Investment Options continues to be subject to investment risk that is borne by the recipient(s). Once we receive notification of death, we may no longer accept or process transfer requests. After we receive the first Valid Claim from any Beneficiary we also will not accept additional Purchase Payments or allow any partial or full withdrawals unless the withdrawal is required to comply with federal tax law.
Please see Appendix D for examples of calculations of the death benefit.
Traditional GMDB (Standard Death Benefit)
The Traditional GMDB is the greater of the Contract Value, or the guaranteed death benefit value. For a sole Beneficiary, we determine the Traditional GMDB at the end of the Business Day during which we receive a Valid Claim. For multiple Beneficiaries, each surviving Beneficiary receives the greater of their portion of guaranteed death benefit value determined at the end of the Business Day we receive the first Valid Claim from any one Beneficiary, or their portion of the Contract Value determined at the end of the Business Day during which we receive his or her Valid Claim.
The guaranteed death benefit value is the total of all Purchase Payments received, reduced for each withdrawal (see the GMDB adjusted partial withdrawal formula later in this section), determined at the end of each Business Day. Withdrawals include GWB withdrawals, Partial Annuitizations, and any MVA or withdrawal charges; but do not include amounts we withdraw for the transfer fee or contract maintenance charge.
The Traditional GMDB ends upon the earliest of the following:
●
The Business Day before the Income Date that you take a Full Annuitization.
●
The Business Day that the guaranteed death benefit value and Contract Value are both zero.
●
The Business Day the Contract ends.
Enhanced GMDB (Optional Death Benefit)
We designed the Enhanced GMDB to lock in any annual investment gains to provide an increased death benefit for Beneficiaries. You cannot remove the Enhanced GMDB from your Contract. The Enhanced GMDB carries an additional 0.20% M&E charge as described in the Fee Tables and section 6, Expenses and Adjustments.
The Enhanced GMDB is the greater of the Contract Value, or the guaranteed death benefit value. For a sole Beneficiary, we determine the Enhanced GMDB at the end of the Business Day during which we receive a Valid Claim. For multiple Beneficiaries, each surviving Beneficiary receives the greater of their portion of guaranteed death benefit value determined at the end of the Business Day we receive the first Valid Claim from any one Beneficiary, or their portion of the Contract Value determined at the end of the Business Day during which we receive his or her Valid Claim.
The guaranteed death benefit value is the greater of total Purchase Payments adjusted for withdrawals (which is the guaranteed death benefit value for the Traditional GMDB) or MAV.
MAV
The MAV was initially equal to the Purchase Payment received on the Issue Date.
At the end of each Business Day, we adjust the MAV as follows:
●
We increase it by the amount of any additional Purchase Payments.
●
We reduce it for each withdrawal (see the GMDB adjusted partial withdrawal formula later in this section). Withdrawals include GWB withdrawals, Partial Annuitizations, and any MVA or withdrawal charges; but do not include amounts we withdraw for the transfer fee or contract maintenance charge.
On each Contract Anniversary before the end date, we compare the MAV to the Contract Value using values determined at the end of prior Business Day (after deduction of all Contract fees and expenses) and increase the MAV to equal this Contract Value if it is greater. On and after the end date, we no longer make this comparison and you will no longer receive lock-ins of any annual investment gains.
The end date occurs on the earliest of:
●
the older Owner’s 81st birthday (or the Annuitant’s 81st birthday if the Contract is owned by a non-individual), or
●
the end of the Business Day we receive the first Valid Claim from any one Beneficiary.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

The Enhanced GMDB ends upon the earliest of the following.
●
The Business Day before the Income Date that you take a Full Annuitization.
●
The Business Day that the guaranteed death benefit value and Contract Value are both zero.
●
The Business Day the Contract ends.
GMDB Adjusted Partial Withdrawal Formula
Original Contracts
If you take a withdrawal or traditional Partial Annuitization, the GMDB adjusted partial withdrawal formula is equal to: FPW + (RPW x GMDB)
FPW	=
The amount of the partial withdrawal (before any MVA) that together with any other previous partial withdrawals taken during the Contract Year does not exceed 12% of total Purchase Payments (the partial withdrawal privilege). However, if you take a traditional Partial Annuitization, the entire amount of Contract
Value (before any MVA) applied to the traditional Partial Annuitization will be included in the RPW portion of this formula.

RPW	=	The remaining amount of the partial withdrawal, including any applicable withdrawal charge, but the application of any MVA.
GMDB	=
The greater of one, or the ratio of (a) divided by (b) where:
(a) = The death benefit on the day of (but before) the partial withdrawal.
(b) = The Contract Value on the day of (but before) the partial withdrawal, adjusted for any applicable MVA.

If you take a GMIB Partial Annuitization, the GMDB adjusted partial withdrawal formula for the Original Contract is the same as the formula for May 2005 Contracts and February 2007 Contracts described next in this section.
May 2005 Contracts and February 2007 Contracts
If you take a withdrawal or traditional Partial Annuitization, the GMDB adjusted partial withdrawal is equal to: (a) x (b)
where:
(a)	=	The amount of Contract Value (before any MVA) applied to a traditional Partial Annuitization or withdrawn (including any applicable withdrawal charge).
(b)	=
The greater of one, or the ratio of (c) divided by (d) where:
(c) = The death benefit on the day of (but before) the traditional Partial Annuitization or partial withdrawal.
(d) = The Contract Value on the day of (but before) the traditional Partial Annuitization or partial withdrawal, adjusted for any applicable MVA.

For each GMIB Partial Annuitization, a GMDB adjusted partial withdrawal is equal to:
GMIBPA x GMDB1
GMIB
where:
GMIBPA	=	The amount of the GMIB value applied to a GMIB Partial Annuitization.
GMDB1	=	The death benefit on the day of (but before) the GMIB Partial Annuitization.
GMIB	=	The GMIB value on the day of (but before) the GMIB Partial Annuitization.
Death of the Owner and/or Annuitant
Appendix A to the SAI includes tables that are intended to help you better understand what happens upon the death of any Owner and/or Annuitant under the different phases of the Contract.
Death Benefit Payment Options During the Accumulation Phase
If you do not designate a death benefit payment option, a Beneficiary must select one of the options listed below. If a Beneficiary requests a lump sum payment under Option A, we pay that Beneficiary within seven days of receipt of his or her Valid Claim, unless the suspension of payments or transfers provision is in effect. Payment of the death benefit may be delayed, pending receipt of any state forms.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

Spousal Continuation: If the Beneficiary is the deceased Owner’s spouse, he or she can choose to continue the Contract with the portion of the death benefit the spouse is entitled to in his or her own name. However, spousal continuation is not available if this is an Inherited IRA (i.e., spousal continuation is not available to a successor beneficiary - the spouse of the original Beneficiary). For an IRA, Roth IRA, or SEP IRA Contract, spousal continuation can only occur if the surviving spouse is the Contract’s sole primary Beneficiary. For 403(b) Contracts and Qualified Contracts purchased through a qualified plan, spousal continuation is only available through a direct rollover to an IRA. Spouses must qualify as such under federal law to continue the Contract. Individuals who have entered into a registered domestic partnership, civil union, or other similar relationship that is not considered to be a marriage under state law are also not considered to be married under federal law. An election by the spouse to continue the Contract must be made on the death claim form before we pay the death benefit. If the surviving spouse continues the Contract, at the end of the Business Day we receive his or her Valid Claim, we increase the Contract Value to equal the guaranteed death benefit value if greater. The guaranteed death benefit value is the total Purchase Payments adjusted for withdrawals if the Traditional GMDB applies; or total Purchase Payments adjusted for withdrawals or MAV if the Enhanced GMDB applies. We allocate any Contract Value increase to the Investment Choices according to future Purchase Payment allocation instructions.
If the surviving spouse continues the Contract:
●
he or she becomes the new Owner and may exercise all of the Owner’s rights, including naming a new Beneficiary or Beneficiaries; and
●
he or she is subject to any remaining withdrawal charge.
Death Benefit Payment Options
The following applies to Non-Qualified Contracts. Different rules may apply to Qualified Contracts. For more information, please see section 12, Taxes – Distributions Upon the Owner’s Death (or Annuitant’s Death if the Owner is a Non-Individual).
Option A: Lump sum payment of the death benefit.
Option B: Payment of the entire death benefit within five years of the date of any Owner’s death. The Beneficiary can continue to make transfers between Investment Options and is subject to a transfer fee, and an M&E charge of either 1.25% for an Original Contract Version B or February 2007 Contract, or 1.40% for an Original Contract Version A or May 2005 Contract. At the end of the fifth year, any remaining death benefit is paid in a lump sum.
Option C: If the Beneficiary is an individual, payment of the death benefit as Traditional Annuity Payments under Annuity Options 1, 2, or 5 as described under “Annuity Payment Options” in section 8. GMIB Payments are not available under this option. With our written consent other options may be available for payment over a period not extending beyond the Beneficiary’s life expectancy. Under this payment option, and with variable Traditional Annuity Payments, the Beneficiary can continue to make transfers between Investment Options and is subject to a transfer fee, and an M&E charge of either 1.25% for an Original Contract Version B or February 2007 Contract, or 1.40% for an Original Contract Version A or May 2005 Contract.
Distribution from Non-Qualified Contracts under Option C must begin within one year of the date of the Owner’s death. Any portion of the death benefit from Non-Qualified Contracts not applied to Traditional Annuity Payments within one year of the date of the Owner’s death must be distributed within five years of the date of death.
If a Non-Qualified Contract is owned by a non-individual, then we treat the death of an Annuitant as the death of an Owner for purposes of the Internal Revenue Code’s distribution at death rules, which are set forth in Section 72(s) of the Code.
In all events, notwithstanding any provision to the contrary in the Contract or this prospectus, a Non-Qualified Contract is interpreted and administered in accordance with Section 72(s) of the Internal Revenue Code.

12. Taxes
This section provides a summary explanation of the tax ramifications of your Contract. We do not provide tax advice. You should contact your tax adviser to discuss this Contract’s effects on your personal tax situation.
Annuity Contracts in General
Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized the importance of saving for retirement and provided special rules in the Code for annuities.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

There are different rules regarding how you will be taxed, depending upon how you take the money out and whether the annuity is Qualified or Non-Qualified. Generally, any taxable distribution is subject to income taxes at ordinary income tax rates (instead of capital gains rates).
If you did not purchase one of the various types of Qualified Contracts described in this section, the Contract is referred to as a Non-Qualified Contract.
This prospectus does not address specific state tax laws. You should discuss state taxation with your tax adviser.
Qualified Contracts
If you purchased the Contract as an IRA, Roth IRA, SEP IRA, Inherited IRA, 403(b), or to fund a qualified retirement plan, the Contract is referred to as a Qualified Contract. Qualified Contracts are subject to certain restrictions under the Code, including restrictions on the amount of annual contributions, restrictions on how much you can earn and still be able to contribute to a Qualified Contract, and specialized restrictions on withdrawals. Qualified Contracts must have been purchased from earned income from the relevant year or years, or from a rollover or transfer from a qualified contract. An IRA to IRA indirect rollover can occur only once in any twelve-month period from all of the IRAs you currently own. Adverse tax consequences may result if contributions, distributions, and transactions in connection with the Qualified Contract do not comply with the law.
A Qualified Contract funded by an annuity does not provide any additional tax deferral. However, the Contract has features and benefits other than tax deferral that may make it appropriate for an IRA or qualified retirement plan.
We previously offered the following types of Qualified Contracts to an individual.
●
IRA (traditional IRA). Section 408 of the Code permits eligible individuals to fund IRAs. IRA contributions are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of earned income included in the Owner’s income. Contributions may be tax deductible based on the Owner’s income. Contributions must be made in cash. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of IRAs or qualified retirement plans that are transferred or rolled over on a tax-deferred basis into an IRA.
●
Roth IRA. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of earned income included in the Owner’s income. Contributions are also limited or prohibited if the Owner’s income is above certain limits. Contributions must be made in cash. The limit on the amount contributed to a Roth IRA does not apply to distributions from certain other types of IRAs or qualified retirement plans that are transferred or rolled over (conversion) into a Roth IRA.
Conversions to a Roth IRA from an IRA or other eligible qualified retirement plan are permitted regardless of an individual’s income. A conversion to a Roth IRA results in a taxable event, but not a 10% additional federal tax for early withdrawal if certain qualifications are met (please consult your tax adviser for more details).
●
SEP IRA. Employers may establish SEP IRAs under Code Section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general rules governing IRAs, such plans are subject to additional requirements and different contribution limits.

●    Inherited IRA. The Code permits beneficiaries of investments that were issued under qualified retirement plans or IRAs to directly transfer the death benefit from that investment into a variable annuity contract (Inherited IRA). If you purchased this Contract as a transfer from another carrier, you will become the Owner of the new Inherited IRA Contract. The ownership of this Contract will also reflect the name of the deceased previous owner. Once an Inherited IRA is established, no further Purchase Payments can be made.

●    403(b) Contracts. Section 403(b) of the Code allows employees of certain 503(c) organizations and public schools to exclude from their gross income the purchase payments made, within certain limits, on a contract that will provide an annuity for the employee’s retirement. We do not currently accept any contributions to a 403(b) Contract.
We previously offered the following type of Qualified Contract to a qualified retirement plan.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

●
Qualified Retirement Plans: Pension and Profit-Sharing Plans. A qualified plan is a retirement or pension plan that meets the requirements for tax qualification under the Code. Sections 401(a) and 401(k) of the Code permit employers, including self-employed individuals, to establish various types of retirement plans for employees. These retirement plans may have permitted the purchase of the Contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees are not included in the gross income of the employee until distributed from the plan. The tax consequences to participants may vary, depending upon the particular plan design. Participant loans are not allowed under the Contracts purchased in connection with these plans.
If the Contract was purchased for a qualified plan under Section 401 of the Code, the plan is both the Owner and the Beneficiary. The authorized signatory, plan administrator, or plan trustee for the plan was required to make representations to us that the plan is qualified under the Code on the Issue Date and is intended to continue to be qualified for the entire Accumulation Phase of the Contract, or as long as the qualified plan owns the Contract. The qualified plan may designate a third party administrator to act on its behalf. All tax reporting is the responsibility of the plan. In the event the plan administrator instructs us to roll the plan assets into an IRA for the Annuitant under this Contract, we change the qualification type of the Contract to an IRA and make the Annuitant the Owner. The qualified plan is responsible for any reporting required for the rollover transactions out of the plan. We are responsible for any reporting required for the Contract as an IRA.
Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Contract may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. We are not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless we specifically consent to be bound. Owners, participants, and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.
Summary of Individuals and Entities That Can Own a Qualified Contract
We previously offered the following types of Qualified Contracts.
Type of Contract	Persons and Entities that can own the Contract
IRA	Must have the same individual as Owner and Annuitant.
Roth IRA	Must have the same individual as Owner and Annuitant.
SEP IRA	Must have the same individual as Owner and Annuitant.
Certain Code Section 401 Plans
A qualified retirement plan is the Owner and the Annuitant must be an individual who is a participant in the plan. If the qualified retirement plan is a defined benefit plan, the individual must be the only participant in the plan.

403(b)	Must have the same individual as Owner and Annuitant.
Inherited IRA	Must have the same individual as Owner and Annuitant. The deceased owner of the previously held tax-qualified arrangement will also be listed in the titling of the Contract.
Non-Qualified Contracts
There are no Code restrictions on annual contributions to a Non-Qualified Contract or how much you can earn and still contribute to a Contract.
Non-Qualified Contracts Owned by Non-Individuals
When a Non-Qualified Contract is owned by a non-individual (other than a trust holding the Contract as an agent for an individual), the Contract is not generally treated as an annuity for tax purposes. This means that the Contract may not receive the benefits of tax deferral and any Contract earnings may be taxable every year.
Taxation of Withdrawals
When you take money out of a Contract, we may deduct premium tax that we pay on your Contract. This tax varies from 0% to 3.5%, depending on your state. Currently, we pay this tax and do not pass it on to you.
Section 72 of the Code governs taxation of annuities in general. An Owner is generally not taxed on increases in the value of a Contract until a distribution occurs, either in the form of withdrawals or as Annuity Payments.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

For a full withdrawal (total redemption), a partial withdrawal, or a death benefit, the recipient is taxed on the portion of the payment that exceeds your investment in the Contract (often referred to as cost basis). For Non-Qualified Contracts, this cost basis is generally the Purchase Payments, while for Qualified Contracts there is generally no cost basis, which means the withdrawal is fully taxable, except for qualified distributions from Roth IRAs and IRAs where you have separately tracked and reported any after-tax contributions that you have made.
For Non-Qualified Contracts, the taxable portion of a partial withdrawal is the portion of the payment considered to be gain in the Contract (for example, the difference, if any, between the Contract Value immediately before the withdrawal, unreduced by any withdrawal charges, and the Contract’s cost basis). The withdrawals are generally taxed as though you were paid taxable earnings first, and then as a non-taxable return of Purchase Payments.
Distributions from a Roth IRA are not subject to income tax if the Roth IRA has been held for five years (starting with the year in which the first contribution is made to any Roth IRA) and the Owner satisfies a triggering event such as attaining age 59 1∕2, death, disability or a first time homebuyer (subject to a $10,000 lifetime limit).
Distribution before satisfying the five year period or triggering event requirement may subject the distribution to taxation. Please be aware that each Roth IRA conversion has its own five year holding period requirement for purposes of determining if the 10% additional federal tax described below applies.
10% Additional Federal Tax
Withdrawals (whether partial or full) and Annuity Payments taken before age 59 1∕2 are subject to a 10% additional federal tax unless an exception applies. The exceptions are different for Qualified Contracts and Non-Qualified Contracts, and are also different for IRAs and qualified plans. If the Contract is jointly owned, we send one check payable to both Joint Owners and we tax report to both Joint Owners based on the age of the older Joint Owner.
Exceptions to the 10% Additional Federal Tax for Qualified Contracts
1)
distributions made on or after the date you (or the Annuitant as applicable) reach age 59 1∕2;
2)
distributions following your death or disability (or the Annuitant as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code);
3)
distributions paid in a series of substantially equal payments made annually (or more frequently) for your life (or life expectancy) or joint lives of you and your designated Beneficiary;
4)
distributions made to you after separation from service after reaching age 55 (does not apply to IRAs);
5)
distributions made to you to the extent such distributions do not exceed the amount allowed as a deduction under Code Section 213 for amounts paid during the tax year for medical care;
6)
distributions made on account of an IRS levy upon the Qualified Contract;
7)
distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for you and your spouse and dependents if you have received unemployment compensation for at least 12 weeks (this exception will no longer apply after you have been re-employed for at least 60 days);
8)
distributions from an IRA made to you, to the extent such distributions do not exceed your qualified higher education expenses (as defined in Section 72(t)(7) of the Code) for the tax year;
9)
distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Section 72(t)(8) of the Code);
10)
distributions made to an alternate Payee pursuant to a qualified domestic relations order (does not apply to an IRA);
11)
distributions made to a reservist or national guardsman called to active duty after September 11, 2001, for a period in excess of 179 days (or for an indefinite period), from IRAs or amounts attributable to elective deferrals under a 401(k) plan made during such active period;
12)
distributions that are corrective distributions (and associated earnings) of excess contributions, excess aggregate contributions and excess deferrals, made timely;
13)
distributions made during the payment period starting on the birth of a child or the finalization of an adoption (up to $5,000);
14)
distributions that are qualified disaster recovery distributions;
15)
distributions due to having a terminal illness;
16)
distributions that are emergency personal expense distributions up to $1,000; and
17)
distributions that are eligible distributions as a domestic abuse victim, not to exceed the lesser of $10,000 or 50% of the IRA or qualified plan vested benefit value.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

With respect to (13) through (17) above, a qualified birth or adoption distribution, a qualified disaster recovery distribution, a terminal illness distribution, an emergency personal expense distribution and an eligible distribution as a domestic abuse victim may each be repaid any time within the 3-year period from the date the distribution was received in one or more contributions into an IRA or qualified retirement plan (if you are eligible to make a contribution to the qualified retirement plan). The repayment contribution will be treated as a rollover into the IRA or qualified retirement plan.
With respect to (3) above, if the series of substantially equal periodic payments is modified before the later of the Annuitant attaining age 59 1∕2 or the close of the five year period that began on the date the first payment was received, then the tax for the year of the modification is increased by the 10% additional federal tax, plus interest for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun will result in the modification of the series of substantially equal payments and therefore will result in the imposition of the 10% additional federal tax and interest for the period as described above. Adding Purchase Payments to a Contract that is making substantially equal periodic payments may also result in a modification of the payments. You should obtain competent tax advice before you take any partial withdrawals or make additional Purchase Payments.
Exceptions to the 10% Additional Federal Tax for Non-Qualified Contracts
1)
paid on or after you reach age 59 1∕2;
2)
paid after you die;
3)
paid if you become totally disabled (as that term is defined in Section 72(m)(7) of the Code);
4)
paid in a series of substantially equal payments made annually (or more frequently) for your life (or life expectancy) or joint lives of you and your designated Beneficiary;
5)
paid as annuity payments under an immediate annuity; or
6)
that come from Purchase Payments made before August 14, 1982.
With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1∕2 or the close of the five year period that began on the date the first payment was received, then the tax for the year of the modification is increased by the 10% additional federal tax, plus interest, for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun will result in the modification of the series of substantially equal payments and therefore will result in the imposition of the 10% additional federal tax and interest for the period as described above. Adding Purchase Payments to a Contract that is making substantially equal periodic payments will also result in a modification of the payments.
Non-Qualified Annuity Medicare Tax
Distributions from Non-Qualified Contracts are considered investment income for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may apply to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) This tax does not apply to distributions from Qualified Contracts. Please consult a tax adviser for more information.
Payments for Financial Adviser Fees
Any financial adviser fees that you choose to have us pay from this Contract to your Financial Professional or Financial Professional’s firm may result in a taxable distribution. Please consult with your Financial Professional before requesting us to pay financial adviser fees from this Contract rather than from other assets you may have.
RMDs From Qualified Contracts
Distributions from a Qualified Contract must commence no later than the required beginning date. For Roth IRAs, no distributions are required during the Owner’s lifetime.
For IRAs other than Roth IRAs, the required beginning date is April 1 of the calendar year following the year in which the RMD age is reached. The RMD age is:
●
if date of birth is on or before June 30, 1949, age 70.5;
●
if date of birth is on and after July 1, 1949, and before January 1, 1951, age 72;
●
if date of birth is on and after January 1, 1951, and before January 1, 1960, age 73; and
●
if date of birth is on and after January 1, 1960, age 75.
Under a qualified plan or 403(b), the required beginning date is generally April 1 of the calendar year following the later of the calendar year in which you reach the age noted for IRAs above or retire.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

Generally, RMDs must be made over a period not exceeding the life or life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated Beneficiary. If the RMDs are not made, a 25% excise tax is imposed as to the amount not distributed. The 25% is reduced to 10% if a distribution of the amount needed to satisfy the RMD is taken within two years and prior to the date the excise tax is assessed or imposed. If you are attempting to satisfy these rules through partial withdrawals, the present value of future benefits provided under the Contract may need to be included in calculating the amount required to be distributed. If you enroll in our minimum distribution program, we make RMD payments to you that are designed to meet this Contract’s RMD requirements.
Diversification
Code Section 817(h) and accompanying Treasury Department Regulations impose diversification standards on the assets underlying variable annuity contracts. The Code provides that a variable annuity contract cannot be treated as an annuity contract for any period during which its investments are not adequately diversified as required by the United States Treasury Department. If the Contract no longer qualifies as an annuity contract, you would be subject to federal income tax each year with respect to Contract earnings accrued. We intend that all available Investment Options be managed by the investment advisers so that they comply with these diversification standards.
Owner Control
The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which an Owner’s control of the Separate Account’s investments may cause the Owner to be treated as the owner of the Separate Account’s assets, which would cause the Contract to lose its favorable tax treatment. In certain circumstances, variable annuity contract owners have been considered for federal income tax purposes to be the owners of the separate account’s assets, due to their ability to exercise investment control over those assets. In this case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area and some of our Contract’s features, such as the flexibility of an Owner to allocate Purchase Payments and transfer amounts among the Investment Options have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the owner of the Separate Account assets.
Taxation of GMIB Payments
We treat GMIB Payments as Annuity Payments for tax purposes and they are not generally subject to the 10% additional federal tax for amounts withdrawn before age 59 1∕2.
For GMIB Payments from a Non-Qualified Contract, you receive the benefit of the exclusion ratio, and we treat each GMIB Payment partly as taxable earnings and partly as non-taxable return of Purchase Payments. However, the full amount of each GMIB Payment is subject to tax as ordinary income once we have paid out all of your Purchase Payments under a Full Annuitization, or all of your Purchase Payments attributable to a Partial Annuitization. For more information on Partial Annuitizations, please see section 8. For Qualified Contracts, the entire GMIB Payment most likely is subject to tax as ordinary income.
Taxation of Annuity Payments
For Annuity Payments from Non-Qualified Contracts, the portion of each payment included in income is determined by an exclusion ratio. The exclusion ratio is a calculation that causes a portion of each Annuity Payment to be non-taxable, based upon the percentage of your Contract Value that is from Purchase Payments. We determine the exclusion ratio for variable Annuity Payments by dividing the investment in the Contract (adjusted for any guaranteed period or refund guarantee) by the number of years over which the annuity is expected to be paid (which is determined by Treasury Regulations). We determine the exclusion ratio for fixed Annuity Payments by dividing the investment in the Contract (adjusted for any guaranteed period or refund guarantee) by the expected return anticipated to be paid as fixed Annuity Payments (which is determined by Treasury Regulations). We determine the amount of each fixed Annuity Payment that is excluded from income by multiplying the fixed Annuity Payment by the exclusion ratio. Fixed Annuity Payments received after the investment in the Contract has been recovered (for example, when the total of the exclusion amounts equal the investment in the Contract) are fully taxable.
Generally, Annuity Payments from Qualified Contracts are fully taxable unless you have separately tracked and reported any after-tax contributions that you have made. Annuity Payments that are qualified distributions from Roth IRAs are federal income tax free. Owners, Annuitants and Beneficiaries under the Contracts should seek competent advice about the tax consequences of any distributions.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

Distributions Upon the Owner’s Death (or Annuitant’s Death If the Owner Is a Non-Individual)
Section 72(s) of the Code requires that, to be treated as an annuity contract for federal income tax purposes, a Non-Qualified Contract must contain certain provisions regarding distributions when an Owner dies. Specifically, Section 72(s) requires that: (a) if an Annuitant dies on or after you annuitize the Contract, but before distribution of the entire Contract’s interest, the entire Contract’s interest must be distributed at least as rapidly as under the distribution method being used as of the Annuitant’s date of death; and (b) if any Owner (or the Annuitant if the Owner is a non-individual) dies before you annuitize the Contract, the Contract’s entire interest must be distributed within five years after the Owner’s date of death.
These requirements are satisfied as to any part of an Owner’s interest that is payable to, or for the benefit of, a designated Beneficiary and distributed over the designated Beneficiary’s life, or over a period not extending beyond that Beneficiary’s life expectancy, provided that distributions begin within one year of the Owner’s death. The designated Beneficiary refers to an individual designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death.
However, if the designated Beneficiary is the deceased Owner’s surviving spouse, the surviving spouse can continue the Contract as the new Owner. If a couple is married in a jurisdiction (including a foreign country) that recognizes same-sex marriage, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. Depending on the state in which your Contract is issued, we may offer certain annuitization benefits to same-sex civil union couples, domestic partners or spouses. You should be aware, however, that, if state law does not recognize the civil union or registered domestic partnership as a marriage, we cannot permit the surviving partner/spouse to continue the Contract within the meaning of the federal tax law.
Same-sex civil union couples, domestic partners and spouses should contact their financial professional and a qualified tax adviser regarding their personal tax situation, the implications of any Contract benefits based on a spousal relationship, and their partner’s/spouse’s rights and benefits under the Contract.
Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements.
Upon death of an Owner of a Qualified Contract, the payment options described below are available to Beneficiaries of Owners who die on or after January 1, 2020. The rules discussed below reference IRA Contracts, but similar rules also apply to qualified retirement plans. With some exceptions, IRA Beneficiaries must receive their entire death benefit by December 31 of the year containing the tenth anniversary of the IRA Owner’s death.
The payment options for IRA Beneficiaries differ depending on several factors, including whether a Beneficiary is an Eligible Designated Beneficiary (EDB). An EDB includes any Beneficiary of the deceased IRA Owner who at time of death is: 1) the surviving spouse, 2) an individual not more than ten years younger than the IRA Owner, 3) a minor child of the IRA Owner, 4) a chronically ill individual, or 5) disabled individual. EDB status is determined at the IRA Owner’s death.
If you are an EDB, then you can begin RMD payments based on your single life expectancy (“stretch payments”) in the year following the deceased Owner’s death. You must begin to receive these RMD payments by December 31 of the year following the deceased Owner’s death (but see the exception for a spouse Beneficiary below). If you are an EDB that elected to receive payments over your life expectancy, once you die, then your beneficiary must receive their entire death benefit by December 31 of the year containing the tenth anniversary of your death. Your beneficiary must in certain circumstances continue stretch payments during this 10-year period.
For a minor child Beneficiary, the payments based on life expectancy may continue only until the minor child reaches the age of majority (age 21). The minor child Beneficiary must receive their entire death benefit by December 31 following the tenth anniversary of reaching the age of majority, with RMD payments required during this period.
If you were the spouse Beneficiary of the deceased Owner’s IRA Contract and your spouse had not yet reached the date at which he/she was required to begin receiving RMD payments (treating a Roth IRA as a traditional IRA for this purpose only), then you can wait to begin receiving RMD payments until the year that your spouse would have reached age 73 (age 75 if your spouse would have reached age 74 after December 31, 2032). Alternatively, if the deceased Owner had already reached the date at which he/she was required to begin receiving RMD payments, you must begin to receive these RMD payments by December 31 of the year following the deceased Owner’s death.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

If you are a designated Beneficiary (generally an individual), but are not an EDB, the entire death benefit must be distributed by December 31 of the year containing the tenth anniversary of the IRA Owner’s death. If you die before the end of the ten-year period and the entire death benefit has not been distributed, your beneficiary must receive the entire death benefit by the same date you would have been required to receive the death benefit. You must receive an RMD each year if the Owner died on or after their required beginning date.
If the Beneficiary of the IRA Contract is a trust, Treasury Regulations provide “see-through” treatment for trusts that meet certain requirements. If such treatment applies, the beneficiaries of the trust, rather than the trust itself will be treated as having been designated as Beneficiaries of the IRA Contract for purposes of determining the distribution period for RMD payments. Individuals are encouraged to seek guidance from their own tax professional or legal counsel to determine how these new rules apply to their particular situation.
If the IRA Beneficiary is not a “designated beneficiary” (e.g., beneficiary is an estate, charity, or a trust that does not meet the requirements for “see-through” treatment), then the payment options are as follows. If the IRA Owner had not yet reached the date at which he/she was required to begin receiving RMD payments (treating a Roth IRA as a traditional IRA for this purpose only), then these IRA Beneficiaries must receive their entire death benefit by December 31 of the year containing the fifth anniversary of the IRA Owner’s death. Alternatively, if the deceased Owner had already reached the date at which he/she was required to begin receiving RMD payments, these IRA Beneficiaries can begin RMD payments based on the single life expectancy of the Owner in the year of the deceased Owner’s death, reduced by one. These Beneficiaries must begin to receive these RMD payments by December 31 of the year following the deceased Owner’s death.
When the IRA Owner died before January 1, 2020, and the Beneficiary had elected stretch payments, the stretch payments can continue to the Beneficiary. But once that Beneficiary dies, the successor beneficiary must receive any remaining death benefit by December 31 of the year containing the tenth anniversary of the original Beneficiary’s death. The successor beneficiary must receive an RMD payment each year.
Annuitization options that a Beneficiary may elect at the IRA Owner’s death must comply with death benefit payment rules. Also, if an IRA Owner elected an annuitization option and then dies, action may be needed by the Beneficiary if any remaining Annuity Payments do not comply with the death benefit payment rules for a Beneficiary.
Tax-Free Section 1035 Exchanges
Subject to certain restrictions, you can make a “tax-free” exchange under Section 1035 of the Code for all or a portion of a non-qualified annuity contract(s) to a different non-qualified annuity contract, or all of a life insurance policy for a non-qualified annuity contract. If you perform a partial 1035 exchange, please be aware that no distributions or withdrawals can occur from the old or new annuity contract within 180 days of the partial exchange, unless you qualify for an exception to this rule. IRS guidance also provides that certain partial exchanges may not qualify as tax-free exchanges. You should consult a tax adviser to discuss the potential tax effects before making a 1035 exchange.
Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this prospectus:
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you might have to pay a withdrawal charge on your previous contract,
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there is a new withdrawal charge period for this Contract,
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other fees and expenses under this Contract may be higher (or lower),
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the benefits may be different, and
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you no longer have access to any benefits from your previous contract.
If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a possible additional federal tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine the exchange is in your best interest and not just better for the person selling you the Contract who generally earns a commission on each sale.
We only allow 1035 exchanges if your Contract was issued in Connecticut, Florida, or New Jersey, and you are still allowed to make additional Purchase Payments.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

Multiple Non-Qualified Contracts Purchased In the Same Year By the Same Owner
Code Section 72(e)(12) provides that multiple Non-Qualified deferred annuity contracts issued within the same calendar year to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining a distribution’s tax consequences. This treatment may result in adverse tax consequences, including more rapid taxation of distributions from combined contracts. For purposes of this rule, contracts received in a Section 1035 exchange are considered issued in the year of the exchange. You should consult a tax adviser before requesting a distribution if you purchased more than one Non-Qualified Contract in any calendar year period.
Assignments, Pledges and Gratuitous Transfers
Any assignment or pledge (or agreement to assign or pledge) the Contract Value is treated for federal income tax purposes as a full withdrawal. The Contract will not qualify for tax deferral while the assignment or pledge is effective. Qualified Contracts generally cannot be assigned, pledged, or transferred to another individual. For Non-Qualified Contracts, the Contract’s cost basis is increased by the amount includible as income with respect to such amount or portion, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Non-Qualified Contract (an ownership change) without adequate consideration to a person other than their spouse (or to a former spouse incident to divorce), the Owner is taxed on the difference between his or her Contract Value and the Contract’s cost basis at the time of transfer. In such case, the transferee’s investment in the Contract is increased to reflect the increase in the transferor’s income. An Owner should consult a tax adviser before requesting an assignment, transfer, or pledge.
Income Tax Withholding
Any part of a distribution that is taxable to the Owner or Beneficiary is subject to federal and/or state income tax withholding. Generally, we withhold amounts from Annuity Payments at the same rate as wages, and we withhold 10% from non-periodic payments, such as withdrawals. However, in most cases, you may elect not to have taxes withheld or to have withholding done at a different rate.
Certain distributions from retirement plans qualified under Code Section 401 and 403(b) Contracts that are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% federal income tax withholding. The 20% withholding requirement generally does not apply to:
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a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated Beneficiary, or for a specified period of ten years or more; or
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RMDs; or
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any part of a distribution not included in gross income (for example, returns of after-tax contributions); or
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hardship withdrawals.
Plan participants should consult a tax adviser regarding income tax withholding requirements.
Federal Estate Taxes
While no attempt is being made to discuss the Contract’s federal estate tax implications, an Owner should keep in mind the annuity contract’s value payable to a Beneficiary upon the Owner’s death is included in the deceased Owner’s gross estate. Depending on the annuity contract, the annuity’s value included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary, or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.
Generation-Skipping Transfer Tax
The Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations may require us to deduct this tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
Foreign Tax Credits
We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under the federal tax law.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

Possible Tax Law Changes
Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the Contract’s tax treatment could change. Consult a tax adviser with respect to legislative or regulatory developments and their effect on the Contract.
We have the right to modify the Contract in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment that annuity owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.
Annuity Purchases by Nonresident Aliens and Foreign Corporations
The preceding discussion provides general information regarding federal income tax consequences to Owners that are U.S. citizens or residents. Owners that are not U.S. citizens or residents are generally subject to 30% federal withholding tax on distributions, unless a lower treaty rate applies. In addition, Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Owners’ country of citizenship or residence.

13. Other Information
Additional Services
The following services may be available to you under your Contract at no additional charge. Certain restrictions may apply and you should consult with your Financial Professional before deciding whether to elect additional services. In order to take advantage of these services, you will need to complete the appropriate election form that is available from our Service Center. The election forms contain more specific information regarding each service and when transactions are processed. We reserve the right to discontinue or modify any or all of these services at any time and for any reason.
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Automatic Investment Plan (AIP). Under the AIP, you are able to make additional Purchase Payments during the Accumulation Phase on a monthly or quarterly basis by electronic money transfer from your savings, checking, or brokerage account. We allocate AIP Purchase Payments according to your future allocation instructions. AIP Purchase Payments must comply with the allocation requirements and restrictions.
To make changes to AIP for the current month, we must receive your request in Good Order before the end of the Business Day that is at least five Business Days before the scheduled AIP processing date. If you begin Annuity Payments, AIP ends automatically on the last Business Day before the Income Date.
AIP is only available if your Contract was issued in Connecticut, Florida, or New Jersey. However, AIP is not
available if you have an Inherited IRA Contract, a 403(b) Contract, or a Qualified Contract (regardless of state of issue) purchased through a qualified plan.

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Flexible Rebalancing Program. You can direct us to automatically rebalance your Contract Value in the Investment Options on a quarterly, semi-annual or annual basis according to your direction. We do not currently count a rebalance as a free transfer. For information about how to start the program, please contact our Service Center. To change or end this program, we must receive your request in Good Order before the end of the last Business Day immediately preceding the scheduled flexible rebalancing transfer in order for the update to take effect in the same month.

This program is not available for the FPAs. If your Contract includes the Living Guarantees, automatic GAV Transfers may affect this program.
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Systematic Withdrawal Program. You can request to receive automatic withdrawal payments monthly, quarterly, semi-annually or annually. However, if your Contract Value is less than $25,000, we only make annual payments. The minimum amount you can withdraw under this program is $100. For information about how to start the program, please contact our Service Center. This program ends at your request or when you withdraw your total Contract Value.

– During the withdrawal charge period, systematic withdrawals are subject to ordinary income taxes, may be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2, and, for amounts in excess of the partial withdrawal privilege, are subject to a withdrawal charge.

– Contract Value withdrawn from the FPAs may be affected by the MVA (which can be negative).
– The systematic withdrawal program is not available while you are receiving RMD payments.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

Distribution
Allianz Life Financial Services, LLC (ALFS), a wholly owned subsidiary of Allianz Life Insurance Company of North America, serves as principal underwriter for the Contracts. ALFS is a limited liability company organized in Minnesota, and is located at 5701 Golden Hills Drive, Minneapolis, MN 55416. ALFS is registered as a broker/dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (FINRA). ALFS is not a member of Securities Investors Protection Corporation. More information about ALFS is available at https://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from FINRA describing its Public Disclosure Program.
We have entered into a distribution agreement with ALFS for the distribution of our products. ALFS also may perform various administrative services on our behalf.
We may fund ALFS operating and other expenses, including: overhead; legal and accounting fees; Financial Professional training; compensation for the ALFS management team; and other expenses associated with the Contracts. Financial Professionals and their managers may also be eligible for various benefits, such as production incentive bonuses, insurance benefits, and non-cash compensation items that we may provide jointly with ALFS. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items.
ALFS does not itself sell our products on a retail basis. Rather, ALFS enters into selling agreements with other broker/dealers registered under the 1934 Act (selling firms) for the sale of our products. Sometimes, we enter into an agreement with a selling firm to pay commissions as a combination of a certain amount of the commission at the time of sale and a trail commission which, when totaled, could exceed 7% of Purchase Payments.
The following table shows the aggregate dollar amount of underwriting commissions paid to ALFS for each of Allianz Life’s last three fiscal years. The underwriter did not retain any part of the commissions.
	2023	2024	2025
Commission paid	$4,529,906.59	$4,034,550.17	$3,602,474.04
A portion of the payments made to selling firms may be passed on to their Financial Professionals. Financial Professionals may receive cash and non-cash compensation and other benefits. Ask your Financial Professional for further information about what they and their firm may receive in connection with your Contract.
Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Owners or the Separate Account. We intend to recover commissions and other expenses indirectly through fees and expenses imposed under the Contract.
Broker-dealers and their Financial Professionals and managers involved in sales of our products may receive payments from us for administrative and other services that do not directly involve sales of our products, including payments made for recordkeeping, the recruitment and training of personnel, production of promotional literature and similar services. In addition, certain firms and their Financial Professionals may receive compensation for distribution and administrative services when acting in a wholesaling capacity and working with retail firms.
We and/or ALFS may pay certain selling firms additional marketing support allowances for:
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marketing services and increased access to their Financial Professionals;
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costs associated with sales conferences and educational seminars;
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the cost of client meetings and presentations; and
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other sales expenses incurred by them.
We retain substantial discretion in determining whether to grant a marketing support payment to a particular broker/dealer firm and the amount of any such payment.
We may also make payments for marketing and wholesaling support to broker/dealer affiliates of underlying funds that are available through the annuities we offer.
Additional information regarding marketing support payments can be found in the Distributor section of the SAI.
Some Financial Professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing Contract.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

The Funds may pay a Rule 12b-1 fee to ALFS as consideration for providing certain services and incurring certain expenses permitted under the Fund’s plan. These fees typically equal 0.25% of a Fund’s average daily net assets for the most recent calendar year.
In certain instances, an investment adviser and/or subadviser (and/or their affiliates) of an underlying Fund may make payments for administrative services to ALFS or its affiliates.
Additional Credits for Certain Groups
We may credit additional amounts to a Contract instead of modifying charges because of special circumstances that result in lower administrative expenses or better than expected mortality or persistency experience.
Administration/Allianz Service Center
The Allianz Service Center performs certain administrative services regarding the Contracts and is located at 5701 Golden Hills Drive, Minneapolis, Minnesota. The Service Center mailing address and telephone number are listed at the back of this prospectus. The administrative and routine customer services performed by our Service Center include processing and mailing of account statements and other mailings to Owners, responding to Owner correspondence and inquiries, and processing requests for variable annuity payments. Allianz Life also contracts with Tata Consultancy Services (Tata) located at #42(P) & 45(P), Think Campus, Electronic City, Phase II, Bangalore, Karnataka 560100, India, to perform certain administrative services including:
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maintenance of the Contracts,
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maintenance of Owner records, and
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routine customer service including:
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processing of Contract changes,
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processing withdrawal requests (both partial and total), and
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processing requests for fixed annuity payments.
Services performed by Tata are overseen and quality control checked by our Service Center.
To reduce expenses, only one copy of most financial reports and prospectuses, including reports and prospectuses for the Funds, may be mailed to your household, even if you or other persons in your household have more than one contract issued by us or our affiliate. Call our Service Center at the toll-free telephone number listed at the back of this prospectus if you need additional copies of financial reports, prospectuses, or annual and semiannual reports, or if you would like to receive one copy for each contract in future mailings.
Legal Proceedings
We and our subsidiaries, like other life insurance companies, from time to time are involved in legal proceedings of various kinds, including regulatory proceedings and individual and class action lawsuits. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any such proceedings cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened legal proceedings to which we, the Separate Account, or ALFS is a party that are reasonably likely to materially affect the Separate Account, our ability to meet our obligations under the Contracts, or ALFS ability to perform its obligations.

14. Financial Statements
The financial statements of Allianz Life Insurance Company of North America and Allianz Life Variable Account B are contained in the SAI. The SAI is available, free of charge, from us upon request, by calling (800) 624-0197, or by sending an email request to prospectus.request@allianzlife.com.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

Appendix A – Investment Choices Available Under the Contract
Investment Options
The following includes information about the Funds available under the Contract. More information about the Funds is available in the Funds’ prospectuses, which may be amended from time to time and can be found online at https://www.allianzlife.com/variableoptions. You can also request this information at no cost by calling (800) 624-0197, or by sending an email request to prospectus.request@allianzlife.com. Depending on the optional benefits you chose, you may not be able to invest in certain Investment Options.
The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.
Investment Objectives	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of December 31, 2025)
			1 Year	5 Years	10 Years
Long-term capital appreciation with preservation of capital as an important consideration	AZL® Balanced Index Strategy Fund Adviser: Allianz Investment Management LLC	0.71%	13.34%	5.37%	6.88%
Long-term capital appreciation	AZL® DFA Multi-Strategy Fund Adviser: Allianz Investment Management LLC	0.87%	15.03%	7.44%	7.91%
Exceed total return of the Bloomberg Capital U.S. Aggregate Bond Index	AZL® Enhanced Bond Index Fund Adviser: Allianz Investment Management LLC Subadviser: BlackRock Financial Management, Inc.	0.66%	6.86%	-0.72%	1.65%
High level of current income	AZL® Fidelity Institutional Asset Management® Total Bond Fund – Class 2 Adviser: Allianz Investment Management LLC Subadviser: FIAM® LLC	0.91%	7.64%	0.31%	2.85%
Current income consistent with stability of principal	AZL® Government Money Market Fund(1) Adviser: Allianz Investment Management LLC Subadviser: BlackRock Advisors, LLC	0.65%	3.70%	2.62%	1.57%
Seeks to match the performance of the MSCI EAFE® Index as closely as possible	AZL® International Index Fund – Class 1 Adviser: Allianz Investment Management LLC Subadviser: BlackRock Investment Management, LLC	0.45%	31.04%	8.58%	8.65%

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026
Appendix A

Investment Objectives	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of December 31, 2025)
			1 Year	5 Years	10 Years
Seeks to match the performance of the MSCI EAFE® Index as closely as possible	AZL® International Index Fund – Class 2 Adviser: Allianz Investment Management LLC Subadviser: BlackRock Investment Management, LLC	0.70%	30.72%	8.32%	7.67%
Seeks to match the performance of the Standard & Poor’s MidCap 400® Index as closely as possible	AZL® Mid Cap Index Fund – Class 2 Adviser: Allianz Investment Management LLC Subadviser: BlackRock Investment Management, LLC	0.60%	6.90%	8.48%	10.22%
Long-term capital appreciation	AZL® Moderate Index Strategy Fund(1) Adviser: Allianz Investment Management LLC	0.68%	14.69%	6.55%	8.02%
Long-term capital appreciation with preservation of capital as an important consideration	AZL® MVP Balanced Index Strategy Fund(2) Adviser: Allianz Investment Management LLC	0.73%	10.70%	4.85%	5.95%
Long-term capital appreciation	AZL® MVP DFA Multi-Strategy Fund Adviser: Allianz Investment Management LLC	0.87%	12.05%	6.85%	6.78%
Long-term capital appreciation	AZL® MVP Growth Index Strategy Fund(2) Adviser: Allianz Investment Management LLC	0.69%	11.80%	7.67%	7.78%
Seeks to match the total return of the Russell 1000® Growth Index	AZL® Russell 1000 Growth Index Fund – Class 2(1) Adviser: Allianz Investment Management LLC Subadviser: BlackRock Investment Management, LLC	0.69%	17.79%	14.74%	17.47%
Seeks to match the total return of the Russell 1000® Value Index	AZL® Russell 1000 Value Index Fund – Class 1 Adviser: Allianz Investment Management LLC Subadviser: BlackRock Investment Management, LLC	0.44%	15.41%	11.00%	10.13%
Seeks to match the total return of the Russell 1000® Value Index	AZL® Russell 1000 Value Index Fund – Class 2(1) Adviser: Allianz Investment Management LLC Subadviser: BlackRock Investment Management, LLC	0.69%	15.11%	10.73%	9.86%

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026
Appendix A

Investment Objectives	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of December 31, 2025)
			1 Year	5 Years	10 Years
Seeks to match total return of the S&P 500®	AZL® S&P 500 Index Fund – Class 1 Adviser: Allianz Investment Management LLC Subadviser: BlackRock Investment Management, LLC	0.25%	17.60%	14.15%	14.54%
Seeks to match total return of the S&P 500®	AZL® S&P 500 Index Fund – Class 2 Adviser: Allianz Investment Management LLC Subadviser: BlackRock Investment Management, LLC	0.50%	17.33%	13.87%	14.25%
Seeks to match performance of the S&P SmallCap 600 Index®	AZL® Small Cap Stock Index Fund – Class 1 Adviser: Allianz Investment Management LLC Subadviser: BlackRock Investment Management, LLC	0.36%	5.71%	6.93%	9.10%
Seeks to match performance of the S&P SmallCap 600 Index®	AZL® Small Cap Stock Index Fund – Class 2 Adviser: Allianz Investment Management LLC Subadviser: BlackRock Investment Management, LLC	0.61%	5.46%	6.66%	9.20%
Long-term capital appreciation with preservation of capital as an important intermediate-term objective	AZL® T. Rowe Price Capital Appreciation Fund(1) Adviser: Allianz Investment Management LLC Subadviser: T. Rowe Price Associates, Inc./T. Rowe Price Investment Management, Inc.	1.00%	11.50%	9.01%	10.85%
Long-term growth of capital	Davis VA Financial Portfolio(1) Adviser: Davis Selected Advisers, L.P.	0.75%	29.12%	18.15%	12.94%
Long-term capital appreciation with preservation of capital as an important consideration	Franklin Rising Dividends VIP Fund – Class 2(1) Adviser: Franklin Advisers, Inc.	0.89%	11.80%	9.50%	12.10%
Income	Franklin U.S. Government Securities VIP Fund – Class 2(1) Adviser: Franklin Advisers, Inc.	0.79%	6.69%	0.02%	1.14%
Total return	Invesco V.I. Global Strategic Income Fund – Class 1(1) Adviser: Invesco Advisers, Inc.	0.95%	12.98%	1.65%	3.01%

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026
Appendix A

Investment Objectives	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of December 31, 2025)
			1 Year	5 Years	10 Years
Maximum real return consistent with prudent investment management	PIMCO CommodityRealReturn® Strategy Portfolio – Admin. Class(1) Adviser: Pacific Investment Management Company LLC	3.19%	18.79%	10.55%	6.54%
Maximum total return, consistent with preservation of capital and prudent investment management	PIMCO Emerging Markets Bond Portfolio – Admin. Class(1) Adviser: Pacific Investment Management Company LLC	1.17%	15.01%	2.45%	5.08%
Maximum total return, consistent with preservation of capital and prudent investment management	PIMCO High Yield Portfolio – Admin. Class(1) Adviser: Pacific Investment Management Company LLC	0.81%	8.97%	3.98%	5.59%
Maximum real return, consistent with preservation of real capital and prudent investment management	PIMCO Real Return Portfolio – Admin. Class(1) Adviser: Pacific Investment Management Company LLC	1.39%	7.87%	1.22%	3.20%
Total return, which exceeds that of its secondary benchmark index consistent with prudent investment management	PIMCO StocksPLUS® Global Portfolio – Advisor Class(1) Adviser: Pacific Investment Management Company LLC	0.93%	24.25%	10.89%	11.08%
Maximum total return, consistent with preservation of capital and prudent investment management	PIMCO Total Return Portfolio – Admin. Class Adviser: Pacific Investment Management Company LLC	0.73%	8.90%	0.02%	2.36%
High current income, consistent with preservation of capital, with capital appreciation as a secondary consideration	Templeton Global Bond VIP Fund – Class 2(1) Adviser: Franklin Advisers, Inc.	0.75%	15.73%	-0.96%	-0.15%
(1)
This Fund’s annual expenses reflect temporary fee reductions. Please see the Fund’s prospectus for information regarding the expense reimbursement or fee waiver arrangement.
(2)
This Fund is managed in a way that is intended to minimize volatility of returns (referred to as a “managed volatility strategy”). For more information see Principal Risks of Investing in the Contract – Managed Volatility Investment Option Risk, or refer to the Fund’s prospectus.
Fixed Options
The following is a list of Fixed Options currently available under the Contract. We may offer new Fixed Options in the future. We will provide you with written notice before doing so.
Note: If money is withdrawn or transferred out of an FPA at any time other than 30 days before the end of an
Account Period, an MVA based on changes in interest rates may apply. This may result in a significant reduction in your Contract Value. However, we may not apply MVAs to GAV Transfers we make from the FPAs depending on when your Contract was issued, or if you chose to opt out of having MVAs applied to GAV Transfers. For more information, see section 6, Expenses and Adjustments - Market Value Adjustment (MVA).

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026
Appendix A

Name	Term	Minimum Guaranteed Interest Rate
FPAs	Account Periods range from one to ten years	1%(1)
(1)
The minimum guaranteed interest rate could be greater than 1% depending on the state in which your Contract was issued and your Issue Date. For more information on these variations, please see Appendix G.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026
Appendix A

Appendix B – GMIB Value Calculation Examples
●
You purchased a February 2007 Contract, selected the Living Guarantees, and made an initial Purchase Payment of $100,000. All Owners are age 55 or younger on the Issue Date. You made no additional Purchase Payments.
●
The MAV on the fifth Contract Anniversary is $120,000, and on the seventh Contract Anniversary it is $150,000.
●
You take a partial withdrawal of $20,000 (including the withdrawal charge) in the eighth Contract Year ($5,000 of which is to pay financial adviser fees) when the Contract Value on the date of (but before) the partial withdrawal is $160,000. The withdrawal charge period on the initial Purchase Payment has expired, so there is no withdrawal charge on this partial withdrawal. There is no MVA at the time of the partial withdrawal. You take no other partial withdrawals.
●
The Contract Value on the eighth Contract Anniversary is $110,000.
●
The MAV on the tenth Contract Anniversary is $180,000.
●
The MAV on the fifteenth Contract Anniversary is $230,000.

The GMIB adjusted partial withdrawal is equal to:
The amount of the partial withdrawal subject to the partial withdrawal privilege (12% of total Purchase Payments received) = 0.12 x $100,000 =	$12,000
Plus
The remaining amount of the partial withdrawal (including any withdrawal charge)	8,000
Multiplied by the greater of (a) or (b), where:
(a) is one, and
(b) is the ratio of the GMIB value divided by the Contract Value on the date of (but before) the partial withdrawal =
$150,000/$160,000 = 0.94
x 1
$8,000
Total GMIB adjusted partial withdrawal	$20,000

The GMIB value on the eighth Contract Anniversary is equal to:
The MAV on the seventh Contract Anniversary	$150,000
Reduced by the GMIB adjusted partial withdrawal in the eighth Contract Year	- 20,000
$130,000
Below are examples of guaranteed monthly GMIB Payments. For Annuity Option 3, assume the Annuitant is male and the joint Annuitant is female. Both are age 55 on the Issue Date.
Your Income Date is within 30 days after Contract Anniversary		GMIB Payments under…
	GMIB Value	Annuity Option 1, Life Annuity	Annuity Option 2, Life Annuity with 10 Years Guaranteed	Annuity Option 3, Joint and Last Survivor Annuity
5	$120,000	$540.00	$531.60	$440.40
8	$130,000	$631.80	$617.50	$505.70
10	$180,000	$925.20	$900.00	$730.80
15	$230,000	$1,386.90	$1,311.00	$1,055.70

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026
Appendix B

Appendix C – GAV Calculation Example
●
You purchased a February 2007 Contract, selected the Living Guarantees, and made only one initial Purchase Payment of $100,000. You make no additional Purchase Payments. You do not reset the GAV benefit, so the GAV benefit guarantee and True Ups are not available until the 5th Contract Anniversary.
●
The GAV calculation on each Contract Anniversary takes into account the previous GAV and the Contract Value determined at the end of prior Business Day before each Contract Anniversary. The Contract Value used to determine the GAV on the first Contract Anniversary is $120,000; on the second Contract Anniversary it is $135,000; on the third Contract Anniversary it is $150,000; and on the fourth Contract Anniversary it is $135,000.
●
You take a partial withdrawal of $20,000 (including the withdrawal charge) in the fourth Contract Year ($5,000 of which is to pay financial adviser fees) when the Contract Value on the date of (but before) the partial withdrawal is $160,000. There is no MVA at the time of the partial withdrawal. You take no other partial withdrawals.

The initial GAV	$100,000
The GAV on the first Contract Anniversary equals the greater of (A) or (B): (A) the initial GAV, which is the initial Purchase Payment of $100,000; or (B) the Contract Value determined at the end of prior Business Day before the first Contract Anniversary, which is $120,000	$120,000
The GAV on the second Contract Anniversary equals the greater of (C) or (D): (C) the GAV from the first Contract Anniversary, which is $120,000; or (D) the Contract Value determined at the end of prior Business Day before the second Contract Anniversary, which is $135,000	$135,000
The GAV on the third Contract Anniversary equals the greater of (C) or (D): (C) the GAV from the second Contract Anniversary, which is $135,000; or (D) the Contract Value determined at the end of prior Business Day before the third Contract Anniversary, which is $150,000	$150,000

Calculating the GAV adjusted partial withdrawal taken in the fourth Contract Year:
The amount of the partial withdrawal subject to the partial withdrawal privilege (12% of total Purchase Payments received) = 0.12 x $100,000 =	$12,000
Plus
The remaining amount of the partial withdrawal (including any withdrawal charge)	+ (8,000
Multiplied by the greater of (a) or (b), where: (a) is one, and (b) is the ratio of the GAV divided by the Contract Value on the date of (but before) the partial withdrawal = $150,000/$160,000 = 0.94	x 1)
$8,000
Total GAV adjusted partial withdrawal	$20,000

The GAV on the fourth Contract Anniversary equals the greater of (C) or (D): (C) the GAV from the third Contract Anniversary, minus the GAV adjusted partial withdrawal taken in the fourth Contract Year = $150,000 – $20,000 = $130,000; or (D) the Contract Value determined at the end of prior Business Day before the fourth Contract Anniversary, which is $135,000	$135,000
Applying the GAV Benefit
●
On the fifth Contract Anniversary, the Contract Value determined at the end of prior Business Day is $105,000. The GAV Benefit guarantee is $80,000 (the $100,000 GAV established five years ago on the Issue Date minus the $20,000 GAV adjusted partial withdrawal taken in the last five years), so there is no True Up.
●
On the sixth Contract Anniversary, the Contract Value determined at the end of prior Business Day is $108,000. The GAV Benefit guarantee is $100,000 (the $120,000 GAV established five years ago on the first Contract Anniversary minus the $20,000 GAV adjusted partial withdrawal taken in the last five years), so there is no True Up on the sixth Contract Anniversary.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026
Appendix C

●
On the seventh Contract Anniversary, the Contract Value determined at the end of prior Business Day is $110,000. The GAV Benefit guarantee is $115,000 (the $135,000 GAV established five years ago on the second Contract Anniversary minus the $20,000 GAV adjusted partial withdrawals taken in the last five years), so we will True Up the Contract Value to equal this amount by applying $5,000 to the Investment Options.
Application of the GAV Benefit in tabular form:
	Contract Value	GAV	GAV Benefit guarantee	True Up	Contract Value after True Up
Issue Date	$100,000	$100,000	-	-	$100,000
1st Contract Anniversary	$120,000	$120,000	-	-	$120,000
2nd Contract Anniversary	$135,000	$135,000	-	-	$135,000
3rd Contract Anniversary	$150,000	$150,000	-	-	$150,000
4th Contract Anniversary	$135,000	$135,000	-	-	$135,000
5th Contract Anniversary	$105,000	$135,000	$80,000	None	$105,000
6th Contract Anniversary	$108,000	$135,000	$100,000	None	$108,000
7th Contract Anniversary	$110,000	$135,000	$115,000	$5,000	$115,000

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026
Appendix C

Appendix D – Death Benefit Calculation Examples
●
You purchased a February 2007 Contract with an initial Purchase Payment of $100,000. You did not select the Living Guarantees and you allocated your entire Purchase Payment to the Investment Options. You are the only Owner and are age 69 or younger on the Issue Date. You make no additional Purchase Payments.
●
You take a partial withdrawal of $20,000 in the tenth Contract Year ($5,000 of which is to pay financial adviser fees) when the Contract Value on the date of (but before the partial withdrawal) is $160,000. The withdrawal charge period on the initial Purchase Payment has expired so there is no withdrawal charge on this partial withdrawal.
●
The Contract Value on the tenth Contract Anniversary is $140,000.
Traditional GMDB
We calculate the death benefit on the tenth Contract Anniversary as the greater of:
Contract Value	$140,000
The guaranteed death benefit value:
Total Purchase Payments received	$100,000
Reduced by the GMDB adjusted partial withdrawal	- 20,000
$80,000

The GMDB adjusted partial withdrawal is equal to:
The amount of the partial withdrawal	$20,000
Multiplied by the greater of (a) or (b), where:
(a) is one, and
(b) is the ratio of the death benefit divided by the Contract Value on the day of (but before) the partial withdrawal =
$160,000 / $160,000 = 1
x 1
Total GMDB adjusted partial withdrawal	$20,000
Therefore, the death benefit payable on the tenth Contract Anniversary is the $140,000 Contract Value.
Enhanced GMDB
The following details how we calculate the MAV on the first nine Contract Anniversaries. On the Issue Date, the MAV is equal to the $100,000 initial Purchase Payment. On the next nine Contract Anniversaries, we compare the Contract Value and the MAV determined at the end of the prior Business Day, and increase the MAV to equal this Contract Value if it is greater.
	Contract Value	MAV
Issue Date	$100,000	$100,000
1st Contract Anniversary	$110,000	$110,000
2nd Contract Anniversary	$118,000	$118,000
3rd Contract Anniversary	$116,000	$118,000
4th Contract Anniversary	$122,000	$122,000
5th Contract Anniversary	$120,000	$122,000
6th Contract Anniversary	$141,000	$141,000
7th Contract Anniversary	$147,000	$147,000
8th Contract Anniversary	$155,000	$155,000
9th Contract Anniversary	$162,000	$162,000

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026
Appendix D

We calculate the death benefit on the tenth Contract Anniversary as the greater of:
1) Contract Value	$140,000

2) Total Purchase Payments received	$100,000
Reduced by the GMDB adjusted partial withdrawal	-20,000
$80,000

3) The MAV on the ninth Contract Anniversary	$162,000
Reduced by the GMDB adjusted partial withdrawal	-20,250
$141,750

The GMDB adjusted partial withdrawal for (2) and (3) above is equal to:
The amount of the partial withdrawal	$20,000
Multiplied by the greater of (a) or (b), where:
(a) is one, and
(b) is the ratio of the death benefit divided by the Contract Value on the day of (but before) the partial withdrawal =
$162,000 / $160,000 = 1.0125
x 1.0125
Total GMDB adjusted partial withdrawal	$20,250
Therefore, the death benefit payable on the tenth Contract Anniversary is the $141,750 MAV.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026
Appendix D

Appendix E – The Original Contract
The Original Contract has different product features and expenses than the May 2005 Contract and February 2007 Contract as detailed in this appendix.
●
The M&E charge for the Original Contract Version A is the same as the M&E charge for the May 2005 Contract, but is greater than the M&E charge for the Original Contract Version B and February 2007 Contract, as discussed in the Fee Tables and section 6, Expenses and Adjustments.
●
There were no restrictions on allocations of Purchase Payments to the FPAs.
●
There was no minimum or maximum on MVAs for partial transfers or partial withdrawals from the FPAs and the FPA guaranteed minimum value applied only upon a complete transfer or full withdrawal from the FPAs. Also, the FPA guaranteed minimum value formula was different (please see the discussion later in this appendix).
●
Annuity Option 6 was available for fixed and/or variable Traditional Annuity Payments.
●
If an Owner takes variable Traditional Annuity Payments under Annuity Option 2, 4, or 6, he or she can also take money out of the Contract during the Annuity Phase (a liquidation).
−
Liquidations during the Annuity Phase under Annuity Option 2 or 4 were subject to a commutation fee as discussed in the Fee Tables and section 6, Expenses and Adjustments.
−
Liquidations under Annuity Option 6 were subject to a withdrawal charge as discussed in the Fee Tables and section 6, Expenses and Adjustments.
●
The GAV adjusted partial withdrawal formula used in calculating the GAV does not change based on the Contract Year. It is the formula in section 10.a for GAV adjusted partial withdrawals taken on or after the second Contract Anniversary: c + (d x b).
●
The GWB was immediately available for exercise, and it terminated upon the earliest of Contract termination or the Income Date.
●
The GWB adjusted partial withdrawal formulas used in calculating the GWB value does not change based on the Contract Year. It is the formula in section 10.b for GWB adjusted partial withdrawals taken on or after the second Contract Anniversary: GWBA + (RPWA x GWBV).
●
The GMIB adjusted partial withdrawal formula used in calculating the GMIB value does not change based on the Contract Year. It is the formula in section 10.c for GMIB adjusted partial withdrawals taken on or after the second Contract Anniversary: FPW + (RPW x GMIB).
●
The GMDB adjusted partial withdrawal formula differs as discussed in section 11, Death Benefit – Enhanced GMDB (Optional Death Benefit).
The FPA guaranteed minimum value for Original Contracts
The FPA guaranteed minimum value is the greater of (a) or (b) where:
(a)	=	All allocations to the FPAs less partial withdrawals (including any withdrawal charges), Partial Annuitizations and transfers from the FPAs.
(b)	=
87.5% of all allocations to the FPAs, less all partial withdrawals (including any withdrawal charges), Partial
Annuitizations, and transfers from the FPAs, accumulated at the FPA guaranteed minimum value interest rate specified in the Contract (which is 3%).

Plus

Upon a full withdrawal, the amount of the withdrawal charge that we assign to the FPAs. We base this amount on the percentage of Contract Value in the FPAs (for example, if 25% of the Contract Value is in the FPAs, then upon a full withdrawal we would assign 25% of any withdrawal charge to the FPAs).

All partial withdrawals, Partial Annuitizations, and transfers in the FPA guaranteed minimum value formula does not reflect any MVA. We guarantee that upon complete transfer or full withdrawal, the Contract Value in an FPA after application of the MVA cannot be less than the FPA guaranteed minimum value.
Liquidations under Annuity Options 2, 4, and 6 for Original Contracts
If you request variable Traditional Annuity Payments, you may be able to take withdrawals (“liquidations”) during the Annuity Phase before the guaranteed period ends. For Annuity Options 2 and 4, we also require that at least one Annuitant be alive and we only allow one liquidation each Contract Year starting five years after the Income Date. Therefore, if you

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026
Appendix E

select a guaranteed period of five years under Annuity Options 2 or 4, liquidations are not available. The maximum amount you can liquidate under Annuity Options 2 and 4 is 75% of the total liquidation value calculated as the sum of the total liquidation value at the time of each partial liquidation. Under Annuity Option 6, you can liquidate 100% of the total liquidation value. The total liquidation value is the present value of the remaining guaranteed number of variable Traditional Annuity Payments, based on the Annuity Payment’s current value, to the end of the guaranteed period, using the selected AIR as the interest rate for the present value calculation. Liquidations are subject to a commutation fee or withdrawal charge as discussed in the Fee Tables and section 6, Expenses and Adjustments. We subtract the commutation fee or withdrawal charge from the amount you requested and send you the remaining amount. We pay liquidations within seven days of receipt of your request in Good Order at our Service Center, unless the suspension of payments or transfers provision is in effect (see the discussion section 7, Access to Your Money). After a partial liquidation, we reduce the subsequent monthly variable Traditional Annuity Payments during the remaining guaranteed period by the percentage of liquidation value withdrawn, including the commutation fee or withdrawal charge. Under Annuity Options 2 and 4, after the guaranteed period ends, we restore the number of annuity units used in calculating the monthly variable Traditional Annuity Payments to their original value as if you had not taken any liquidations.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026
Appendix E

Appendix F – Financial Intermediary Variations
This Appendix describes potential variations in the availability of Investment Options, benefits, and/or other features of the Contract described in this prospectus — including restrictions, limitations, and other variations — which may apply depending on the financial intermediary through which the Contract is sold.
Certain financial intermediaries may impose, limit, or endorse specific Investment Options or features without our knowledge. For example, your Financial Professional may choose not to recommend a particular Investment Option or Contract feature. Additionally, some financial intermediaries may not endorse—though not prohibit—certain Investment Options or features for any of their clients. We have attempted to identify all material financial intermediary variations that are known to us.
At this time, we are not aware of any variations or deviations in the offering of the Contract by any financial intermediaries. However, given the breadth of our distribution network, the particular terms of agreements with distribution partners, and changes made to our Investment Options, we cannot obtain comprehensive information about any and all financial intermediary variations—if any exist—without unreasonable effort or expense.
You should discuss with your Financial Professional any limitations, restrictions, or other variations related to the Investment Options, benefits, and/or other Contract features available to you through your Financial Professional or financial intermediary. If you have questions about any Investment Options, benefits, and/or other features of this Contract, contact our Service Center.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026
Appendix F

Appendix G – FPA Guaranteed Minimum Interest Rate Variations
The FPAs have Account Periods ranging from one to ten years and a guaranteed minimum interest rate that varies by state and Issue Date as follows.
State(s)	Minimum Guaranteed Interest Rate by Issue Date
Alabama	• 3% before December 26, 2006; • 1% on or after December 26, 2006
Alaska, Arkansas, Arizona	• 3% before May 1, 2006; • 1% on or after May 1, 2006
California, Colorado, Delaware, Florida, Hawaii, Iowa, Idaho,
Kansas, Kentucky, Louisiana, Maine, Michigan, Missouri,
Montana, North Dakota, New Mexico, Ohio, Oklahoma, Rhode
Island, South Dakota, Wisconsin, West Virginia, Wyoming
• 3% before May 1, 2006, and from November 24 to December 1, 2006; • 1% from May 1 to November 23, 2006, and on or after December 2, 2006
Connecticut	• 3% before October 23, 2006, and from November 24 to December 1, 2006; • 1% from October 23 to November 23, 2006, and on or after December 2, 2006
District of Columbia, Indiana, Nevada, South Carolina, Tennessee, Virginia	• 3% before May 8, 2006, and from November 24 to December 1, 2006; • 1% from May 9 to November 23, 2006, and on or after December 2, 2006
Georgia, Minnesota, North Carolina	• 3% before May 30, 2006, and from November 24 to December 1, 2006; • 1% from May 30 to November 23, 2006, and on or after December 2, 2006
Illinois	• 3% before May 8, 2007; • 1% on or after May 8, 2007
Maryland	• 3% before October 30, 2006, and from November 24 to December 1, 2006 • 1% from October 30 to November 23, 2006, and on or after December 2, 2006
Massachusetts	• 3% before June 5, 2007 • 1% on or after June 5, 2007
Mississippi	• 3% before September 5, 2006, and from November 24 to December 1, 2006 • 1% from September 5 to November 23, 2006, and on or after December 2, 2006
Nebraska	• 3% before May 15, 2006, and from November 24 to December 1, 2006 • 1% from May 15 to November 23, 2006, and on or after December 2, 2006
New Hampshire	• 3% before May 8, 2006, from June 1 to 30, 2006, and from November 24 to December 1, 2006; • 1% from May 8 to 31, 2006, from July 1 to November 23, 2006, and on or after December 2, 2006
New Jersey	• 3% before February 6, 2007 • 1% on or after February 6, 2007
Oregon	• 3% before August 1, 2007 • 1% on or after August 1, 2007

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026
Appendix G

State(s)	Minimum Guaranteed Interest Rate by Issue Date
Pennsylvania	• 3% before December 1, 2007 • 2.95% from December 1 to December 17, 2007 • 1% on or after December 18, 2007
Texas	• 3% before August 7, 2006, and from November 24 to December 1, 2006 • 1% from August 7 to November 23, 2006, and on or after December 2, 2006
Utah	• 3% before July 17, 2007 • 1% on or after July 17, 2007
Vermont	• 3% before June 6, 2006, and from November 24 to December 1, 2006 • 1% from June 5 to November 23, 2006, and on or after December 2, 2006
Washington	• 3% for all Contracts issued.

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026
Appendix G

For Service or More Information
The Statement of Additional Information (SAI) contains additional information about the Contract, Allianz Life, and the Separate Account. The SAI is dated the same date as this prospectus, and the SAI is incorporated by reference into this prospectus. This prospectus and the SAI can be found online at https://www.allianzlife.com/what-we-offer/annuities/prospectuses. You can also request this information at no cost by calling (800) 624-0197, or by sending an email request to prospectus.request@allianzlife.com.
The SEC maintains a website https://www.sec.gov. The prospectus, the Form N-4 SAI and other information about the Contract are available on the EDGAR database on the SEC’s website. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Our Service Center
If you need customer service (for Contract changes, information on Contract Values, requesting a withdrawal or transfer, changing your allocation instructions, etc.) please contact our Service Center at (800) 624-0197.
To send a check for an additional Purchase Payment or for general customer service, please mail to the appropriate address as follows:
To send a check for an additional Purchase Payment, or for general customer service, please mail to the appropriate address as follows:
REGULAR MAIL
Allianz Life Insurance Company of North America P.O. Box 59060 Minneapolis MN 55459-0060

OVERNIGHT, CERTIFIED, OR REGISTERED MAIL
Allianz Life Insurance Company of North America 5701 Golden Hills Drive Minneapolis MN 55416-1297

Checks sent to the wrong address for additional Purchase Payments are forwarded to the 5701 Golden Hills Drive address listed above, which may delay processing.
For general customer service by email, please use this address: prospectus.request@allianzlife.com. To send information by email, please use this address: variableannuity@send.allianzlife.com. To send information over the web, please upload to your account on our website at: https://www.allianzlife.com. If you have questions about whether you can submit certain information by email or over the web, please contact our Service Center.
EDGAR Contract ID No.: C000007181
HFV-001

Allianz High FiveTM Variable Annuity Prospectus – May 1, 2026

PART B – SAI

STATEMENT OF ADDITIONAL INFORMATION
ALLIANZ High FiveTM VARIABLE ANNUITY contract
INDIVIDUAL FLEXIBLE PURCHASE PAYMENT VARIABLE DEFERRED ANNUITY CONTRACT
Issued by
Allianz Life Variable Account B (the Separate Account) and
Allianz Life Insurance Company of North America (Allianz Life, we, us, our)
This Statement of Additional Information (SAI) is incorporated by reference into the prospectus that has been filed as Part A of the Registration Statement. This SAI should be read in conjunction with the prospectus. Definitions of capitalized terms can be found in the glossary of the prospectus. The prospectus is incorporated in this SAI by reference.
The prospectus contains important information about the Contract and Allianz Life that you ought to know before investing. For a copy of the Contract’s prospectus, visit https://www.allianzlife.com/what-we-offer/annuities/prospectuses, send an email request to prospectus.request@allianzlife.com, or call or write us at:
Allianz Life Insurance Company of North America
P. O. Box 59060
Minneapolis MN 55459-0060
(800) 624-0197
Dated: May 1, 2026
HIGHFIVESAI-0526

Allianz High FiveTM Variable Annuity Statement of Additional Information – May 1, 2026
 2

Allianz Life
Allianz Life is a stock life insurance company organized under the laws of the state of Minnesota in 1896. Allianz Life is a subsidiary of Allianz of America, Inc. (AZOA), a financial holding company. AZOA is a subsidiary of Allianz SE, a provider of integrated financial services. Allianz SE is headquartered in Munich, Germany, and has sales outlets throughout the world. We offer fixed and registered index-linked annuities and individual life insurance.
Allianz Life does not have a separate custodian for the assets owned through the Separate Account. Most mutual fund shares are not in certificated form, and as such, Allianz Life in effect acts as self custodian for the non-certificated shares we own through the Separate Account.

Legal Opinions
John P. Hite, Associate General Counsel, Senior Counsel of Allianz Life, has provided legal advice on certain matters in connection with the issuance of the Contracts.

Distributor
Allianz Life Financial Services, LLC (ALFS), a wholly owned subsidiary of Allianz Life Insurance Company of North America.
ALFS sells annuity contracts issued by Allianz Life primarily through “wholesaling,” in which ALFS sells contracts through a large group of mostly non-affiliated broker/dealer firms. Currently, ALFS has agreements with approximately 468 retail broker/dealers to sell its contracts.
As described in the prospectus, ALFS may pay marketing support payments to certain third-party firms for marketing our contracts. Currently, ALFS makes marketing support payments to approximately 81 broker-dealer firms. These payments vary in amount. In 2025, the five firms receiving the largest payments, ranging from $1,813,214.00 to $18,909,261.00 are listed below.
Firm Name
LPL Financial LLC
Osaic Wealth, Inc.
MML Investors Services, LLC
Cetera Investment Services LLC
Park Avenue Securities, LLC

Administrative Service Fees
Allianz Life contracts with Tata Consultancy Services (Tata) to perform certain administrative services as described in prospectus section 13, Other Information – Administration/Allianz Service Center. Allianz Life paid Tata the following amounts for these services during the last three calendar years:
Calendar Year	Total Paid to Tata
2023	$2,503,039
2024	$2,279,638
2025	$2,321,114

Guaranteed Account Value (GAV) Transfers
To maintain the guarantee provided by the GAV Benefit we monitor your Contract Value daily as it relates to the GAV and periodically transfer amounts between your selected Investment Options and the FPAs (GAV Transfers). We determine the amount and timing of GAV Transfers between the Investment Options and the FPAs according to a mathematical model.

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The mathematical model uses the following formula to compute d, the percentage of Contract Value to be allocated to the Investment Options:
d = N{[ ln (C / G) + (r + s2 / 2) × t] / [s × √t]}
where:
Notation	Description
C	Contract Value
G	Adjusted Guarantee
r	Credited Rate
s	Adjusted Volatility
t	Time Remaining
d	Percentage of Contract Value in Investment Options
N	Cumulative Standard Normal Distribution function
ln	Natural Logarithm function
Following is a more detailed discussion of the values used in the formula.
The Contract Value includes Contract Value both in the Investment Options and in the FPAs.
The Adjusted Guarantee for a given GAV is the dollar value of the GAV adjusted upward to reflect the current anticipated price of the guarantee. This adjustment takes into account the following factors: the time (in years) until the guarantee (the GAV) becomes available; the rate currently credited to the FPAs; and the current Contract Value as compared to the GAV. In mathematical terms, the adjusted guarantee (G) equals g multiplied by w, where g represents the dollar value of the GAV, and w is a factor that we use to incorporate the current anticipated price of the guarantee into the GAV Benefit.
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w is based upon a guarantee ratio, m, that we use to measure how "low" a Contract Value is relative to the GAV.
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m is the ratio of (a) the difference of the GAV minus the Contract Value, and (b) the difference of the GAV minus the present value of the GAV, discounted for the time (in years) until the GAV becomes available, at the interest rate credited to the FPAs. In mathematical terms, m = (g – C) / [g – (g / (1 + r)t)]. The value of w and the corresponding guarantee ratio, m, are presented in Table 1 which appears later in this section. We established the values for w set forth in Table 1 on the Issue Date and they cannot change.
The Credited Rate is the interest rate credited to the currently available FPA. The interest rate is never less than the guaranteed rate stated in your Contract.
The Adjusted Volatility represents the volatility of Contract Value returns – that is, all Separate Account assets plus all general account assets that are allocated to the FPAs. We fixed this number on the Issue Date and it cannot change. You may contact our Service Center to find out the Adjusted Volatility number that applies to your Contract.
The Time Remaining for a given GAV is the number of years (including any fraction) which remain until that GAV is applied and any True Up based on that GAV is made.
The Percentage of Contract Value to be allocated to the Investment Options is computed for each future GAV. Ultimately the allocation for a Contract takes into account each future GAV, the limit on allocations to the FPAs during the first two Contract Years, and whether the allocation materially differs from previously computed allocations.
The Cumulative Standard Normal Distribution function assumes that random events are distributed according to the classic bell curve. For a given value it computes the percentage of such events which can be expected to be less than that value.
The Natural Logarithm function for a given value, computes the power to which e must be raised, in order to result in that value. Here, e is the base of the natural logarithms, or approximately 2.718282.
The mathematical model uses d as follows.
If you have not reset the GAV, then during the first Contract Year there is one GAV available on the fifth Contract Anniversary, during the second Contract Year there is a second GAV available on sixth Contract Anniversary, and so on. Beginning with the fifth Contract Year there are five future GAVs, each available on a different Contract Anniversary.

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We compute d for each future GAV (which can be as many as five). We take the smallest of these ds and execute a GAV Transfer based on the following.
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Whether the allocation differs sufficiently from the allocation we previously computed according to a specified margin that we set on the Issue Date and cannot change. (You may contact our Service Center to find out the specified margin that applies to your Contract.)
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Whether a GAV Transfer would exceed the limit of 50% of Purchase Payments to the FPAs that exists in the first two Contract Years.
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The number of GAV Transfers which have already occurred.
If you have not reset the GAV, then:
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On the Issue Date we compute d and use it as a baseline for comparison with allocations we compute on subsequent Business Days.
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After the Issue Date, and before the first GAV Transfer to the FPAs, on each Business Day we compute d and execute a GAV Transfer to the FPAs if d is lower than the baseline by more than the specified margin.
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After the Issue Date, and after the first GAV Transfer to the FPAs has already occurred, on each Business Day we compute d and execute a GAV Transfer to the FPAs if d is lower than or higher than the baseline by the specified margin. If d is sufficiently below the baseline, the GAV Transfer is to the FPAs. If d is sufficiently above the baseline, the GAV Transfer is to the Investment Options.
If you have reset the GAV, then:
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On the reset date, we compute d and use it as a baseline for comparison with allocations we compute on subsequent Business Days.
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After the reset date, and before the first GAV Transfer to the FPAs that occurs after the reset date, on each Business Day we compute d and execute a GAV Transfer to the FPAs if d is lower than the baseline by more than the specified margin.
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After the reset date, and after the first GAV Transfer to the FPAs that occurs after the reset date, on each Business Day we compute d and execute a GAV Transfer to the FPAs if d is lower than or higher than the baseline by the specified margin. If d is sufficiently below the baseline, the GAV Transfer is to the FPAs. If d is sufficiently above the baseline, the GAV Transfer is to the Investment Options.
Example 1: We establish the baseline on the Issue Date.
You purchase a February 2007 Contract with a single Purchase Payment of $100,000. The initial GAV is $100,000, which becomes available on the fifth anniversary. Assume the following additional values.
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The interest rate credited to the ten-year FPA is 3%.
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The adjusted volatility of the Investment Options you selected is 16%.
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The specified margin is 5%.
For this example we have:
Variable	Value	Description
C	$100,000	Contract Value
g	$100,000	The dollar value of the GAV
r	0.03	Credited Rate
s	0.16	Adjusted Volatility
t	5	Time Remaining
First, we compute m and w and G as follows.
m = (g – C) / [g – (g / (1 + r)t)]
= ($100,000 – $100,000) / [$100,000 – ($100,000 / (1 + 0.03)5)]
= 0 / [$100,000 – ($100,000 / 1.159274)]
= 0 / [$100,000 – $86,260.88]
= 0 / $13,739.12
= 0

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We use the value of m (which is zero) to look up this value of w in Table 1 (which appears later in this section) and find that w is 1.08. The Adjusted Guarantee G is w × g; or 1.08 × $100,000 = $108,000.
Now, we compute d as follows.
d = N{[ln (C / G) + (r + s2 / 2) × t] / [s × √t]}
= N{[ln ($100,000 / $108,000) + (0.03 + 0.162 / 2) × 5] / [0.16 × √5]}
= N{[ln (0.925926) + 0.0428 × 5] / [0.16 × 2.236068]}
= N{[–0.076961 + 0.214] / [0.357771]}
= N{0.383036}
= 0.649153 (approximately 65%)
Thus, at issue, the mathematical model has established a baseline allocation to the Investment Options of about 65% of Contract Value.
On the Issue Date we compute d daily and compare it to the baseline allocation. Before the first GAV Transfer, the mathematical model calls for no allocation to the FPAs until d on a given day falls below the baseline by more than the specified margin of 5%.
Example 2: The first GAV Transfer to the FPAs.
Continuing Example 1, assume that 6 months after issue there have been no GAV Transfers and that the Contract Value has fallen to $96,990.
Since there have been no GAV Transfers, the baseline remains 0.649153 (approximately 65%), as computed in Example 1.
For this example we have:
Variable	Value	Description
C	$96,990	Contract Value
g	$100,000	The dollar value of the GAV
r	0.03	Credited Rate
s	0.16	Adjusted Volatility
t	4.5	Time Remaining
First, we compute m and w and G as follows.
m = (g – C) / [g – (g / (1 + r)t)]
= ($100,000 – $96,990) / [$100,000 – ($100,000 / (1 + 0.03)4.5)]
= $3,010 / [$100,000 – ($100,000 / 1.142267)]
= $3,010 / [$100,000 – $87,543.23]
= $3,010 / $12,454.77
= 0.241674
We use the value of m (which is 0.241674) to look up this value of w in Table 1 and find that w is 1.08. The Adjusted Guarantee G is w × g; or 1.08 × $100,000 = $108,000.
Now we compute d as follows.
d = N{[ln (C / G) + (r + s2 / 2) × t] / [s × √t]}
= N{[ln ($96,990 / $108,000) + (0.03 + 0.162 / 2) × 4.5] / [0.16 × √4.5]}
= N{[ln (0.898056) + 0.0428 × 4.5] / [0.16 × 2.121320]}
= N{[ –0.107523 + 0.1926] / [0.339411]}
= N{0.250659}
= 0.598961 (approximately 60%)
As computed, d is less than the baseline by 0.598961 – 0.649153 = -0.050192, or approximately -5.02%. Since there have been no previous GAV Transfers, and since d is lower than the baseline by more than the specified margin of 5%, the mathematical model calls for an first GAV Transfer to the FPAs.
The amount of the transfer is such that, after the transfer, the percentage Contract Value in the variable Investment Options is d, approximately 60%.

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The mathematical model calls for 0.598961 × $96,990 = $58,093.26 to be allocated to the Investment Options and the remaining Contract Value ($96,990 – $58,093.26 = $38,896.74) to be allocated to the FPAs. The GAV Transfer to the FPAs in the amount of $38,896.74 represents approximately 40.10% (i.e., $38,896.74 / $96,990) of Contract Value.
We establish a new baseline allocation for this Contract equal to d, or 0.598961.
Example 3: An additional GAV Transfer to the Investment Options.
Continuing Examples 1 and 2, assume that 10 months after issue the Contract Value has risen to $102,470.
The amount of the Contract Value allocated to the FPAs has grown to $41,094.47 since that of Example 2, the baseline is now 0.598961.
In this example we have:
Variable	Value	Description
C	$102,470	Contract Value
g	$100,000	The dollar value of the GAV
r	0.03	Credited Rate
s	0.16	Adjusted Volatility
t	4.166667	Time Remaining
First, we compute m and w and G as follows.
m = (g – C) / [g – (g / (1 + r)t)]
= ($100,000 – $102,470) / [$100,000 – ($100,000 / (1 + 0.03)4.166667)]
= –$2,470 / [$100,000 – ($100,000 / 1.131067 )]
= –$2,470 / [$100,000 – $88,412.07]
= –$2,470 / $11,587.93
= –0.213153
We use the value of m (which is –0.213153) to look up this value of w in Table 1 and find that w is 1.08. The Adjusted Guarantee G is w × g; or 1.08 × $100,000 = $108,000.
d = N{[ln (C / G) + (r + s2 / 2) × t] / [ s × √t]}
= N{[ln ($102,470 / $108,000) + ( 0.03 + 0.162 / 2) × 4.166667] / [ 0.16 × √4.166667]}
= N{[ln (0.948796) + 0.0428 × 4.166667] / [0.16 × 2.041241]}
= N{[–0.052561 + 0.178333] / [0.326599]}
= N{0.385097}
= 0.649917 (approximately 65%)
As computed, d differs from the baseline by 0.649917 – 0.598961 = 0.050956 or approximately 5.10%. Because d differs from the baseline by more than the specified margin of 5%, the mathematical model calls for a GAV Transfer. Because d is higher than the baseline, the GAV Transfer is to the Investment Options.
The amount of the transfer is such that after the transfer the percentage of Contract Value in the variable Investment Options is d, namely 64.99%.
The mathematical model calls for 0.649917 × $102,470 = $66,597.02 to be allocated to the Investment Options and the remaining $102,470 – $66,597.02 = $35,872.98 to be allocated to the FPAs.
As mentioned above, the FPAs are now at $41,094.47.
The GAV Transfer to the Investment Options in the amount of $41,094.47 – $35,872.98 = $5,221.49 represents approximately 5.10% (i.e., $5,221.49 / $102,470) of Contract Value.
We establish a new baseline allocation for this Contract equal to d, or 0.649917.
Example 4: Expanding on the computation of w.

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In the first three examples w has always been 1.08. This example shows how w may differ from 1.08. Assume the following:
Variable	Value	Description
C	$ 85,111	Contract Value
g	$100,000	The dollar value of the GAV
r	0.03	Credited Rate
t	2	Time Remaining
In this example we compute m and w and G as follows.
m = (g – C) / [g – (g / (1 + r) t )]
= ($100,000 – $85,111) / [$100,000 – ($100,000 / (1 + 0.03) 2 )]
= $14,889 / [$100,000 – ($100,000 / 1.060900)]
= $14,889 / [$100,000 – $94,259.59]
= $14,889 / $5,740.41
= 2.593718
This value of m falls between 2.55 and 2.60 in Table 1. Therefore, w falls between the two corresponding values of w, namely 2.0958 and 2.1558. Linear interpolation reveals w to be approximately 2.148261. The Adjusted Guarantee G is w × g; or 2.148261 × $100,000 = $214,826.10.
d = N{[ln (C / G) + (r + s2 / 2) × t] / [s × √t]}
= N{[ln ($85,111 / $214,826.10) + (0.03 + 0.162 / 2) × 2] / [0.16 × √2]}
= N{[ln (0.396186) + 0.0428 × 2] / [0.16 × 1.414214]}
= N{[ –0.925873 + 0.085600] / [0.226274]}
= N{–3.713515}
= 0.000102 (approximately 0%)
This low value of d results both because the Contract Value of $84,111 is substantially lower than the initial GAV of $100,000, and only two years remain before this GAV becomes available. Therefore, the mathematical model calls for an allocation of 0.01% of Contract Value to the Investment Options, and an allocation of 99.99% of Contract Value to the FPAs. Note that the model does not call for a GAV Transfer unless d differs from the previously established baseline by more than the specified margin (in these examples, 5%). Note also that GAV Transfers to the FPAs happen more often and there may be more Contract Value allocated to the FPAs, than if we had not applied the adjustment.
In practice, it is unlikely that the Contract Value would fall so far below the GAV, because as a Contract Value falls toward and below the GAV, the mathematical model calls for increasing allocations to the FPAs. Such allocations mitigate the decline in the Contract Value relative to the decline in the values of the Investment Options. However, in the event of a one-day market crash, a Contract Value may fall precipitously relative to the guarantee and such a low d could result. Additionally, when there is very little time remaining until the GAV becomes available, such a low d may result even if the Contract Value is not much lower than the guarantee.
TABLE 1
We compute the Adjusted Guarantee to be the product of the guarantee times w:
G = g × w
where w is derived from the following table based on m. In turn m is given by:
m = (g – C) / [g – (g / (1 + r)t)]

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where:
Notation	Description
w	Worth Adjustment Applied to the Guarantee
m	Guarantee Ratio
G	Adjusted Guarantee
C	Contract Value
g	The dollar value of the GAV
r	Credited Rate
t	Time Remaining
For any m less than 0.725, use w = 1.08. For any m greater than five, use w = 8.6650.
m	w	m	w	m	w
0.000	1.0800	1.50	1.2893	3.5	3.6812
0.700	1.0800	1.55	1.3114	3.6	3.9095
0.725	1.0800	1.60	1.3349	3.7	4.1510
0.750	1.0827	1.65	1.3597	3.8	4.4060
0.775	1.0867	1.70	1.3860	3.9	4.6751
0.800	1.0909	1.75	1.4137	4.0	4.9584
0.825	1.0951	1.80	1.4430	4.1	5.2565
0.850	1.0996	1.85	1.4738	4.2	5.5696
0.875	1.1042	1.90	1.5062	4.3	5.8983
0.900	1.1089	1.95	1.5402	4.4	6.2428
0.925	1.1139	2.00	1.5760	4.5	6.6036
0.950	1.1190	2.05	1.6135	4.6	6.9811
0.975	1.1243	2.10	1.6529	4.7	7.3755
1.000	1.1298	2.15	1.6940	4.8	7.7874
1.025	1.1355	2.20	1.7371	4.9	8.2171
1.050	1.1414	2.25	1.7821	5.0	8.6650
1.075	1.1475	2.30	1.8291
1.100	1.1538	2.35	1.8782
1.125	1.1604	2.40	1.9294
1.150	1.1671	2.45	1.9826
1.175	1.1742	2.50	2.0381
1.200	1.1814	2.55	2.0958
1.225	1.1889	2.60	2.1558
1.250	1.1966	2.65	2.2182
1.275	1.2046	2.70	2.2829
1.300	1.2129	2.75	2.3500
1.325	1.2214	2.80	2.4196
1.350	1.2303	2.85	2.4918
1.375	1.2394	2.90	2.5665
1.400	1.2487	2.95	2.6438
1.425	1.2584	3.00	2.7238
1.450	1.2684	3.05	2.8065
1.475	1.2787	3.10	2.8920
1.500	1.2893	3.15	2.9803
		3.20	3.0714
		3.25	3.1655
		3.30	3.2625
		3.35	3.3626
		3.40	3.4657
		3.45	3.5718
		3.50	3.6812

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Annuity Payments
We base Traditional Annuity Payments on the Contract Value. We guarantee the dollar amount of fixed Annuity Payments (equal installments) and this amount does not change except as provided under Annuity Option 3. If you request fixed Annuity Payments, the amount of Contract Value or GMIB value you apply to fixed Annuity Payments is placed in our general account and does not participate in the Investment Options’ performance. Fixed Annuity Payments are based on an interest rate and mortality table specified in your Contract. Your Contract’s fixed Annuity Payment rates are guaranteed and we cannot use lower rates.
Variable Traditional Annuity Payments are not predetermined and the dollar amount varies with your selected Investment Options’ performance. We use annuity units to determine your variable Traditional Annuity Payment amount.
Annuity Payments end upon the earliest of the following.
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Under Annuity Options 1 and 3, the death of the last surviving Annuitant.
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Under Annuity Options 2 and 4, the death of the last surviving Annuitant and the end of the guaranteed period. If we make a lump sum payment of the remaining guaranteed Annuity Payments at the death of the last surviving Annuitant, this portion of the Contract ends upon payment of the lump sum.
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Under Annuity Option 5, the death of the Annuitant and payment of any lump sum refund.
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Under Annuity Option 6, the end of the guaranteed period.
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When the Contract ends.
Annuity Payment Options
The Annuity Payment Options are briefly described in prospectus section 8 – The Annuity Phase, and we included additional information that you may find helpful here.
Option 1. Life Annuity. We make Annuity Payments during the life of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. If the Annuitant dies shortly after the Income Date, the Payee may receive less than your investment in the Contract.
Option 2. Life Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the life of the Annuitant. If you take one single Full Annuitization and the Annuitant dies before the end of the selected guaranteed period, we continue to make Annuity Payments to the Payee for the rest of the guaranteed period. If the Payee and Annuitant were the same person, we make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we make payments to the Beneficiary(ies). Alternatively, the Owner may elect to receive a lump sum payment. Under a Partial Annuitization, if the Annuitant dies before the end of the selected guaranteed period, we make a lump sum payment to the Beneficiary. The lump sum payment is equal to the present value of the remaining guaranteed Annuity Payments as of the date we receive proof of the Annuitant’s death and a payment election form at our Service Center. For variable Traditional Annuity Payments, in most states, we base the remaining guaranteed Traditional Annuity Payments on the current value of the annuity units and we use the assumed investment rate to calculate the present value. For fixed payouts, in most states, we calculate the present value of the remaining guaranteed Annuity Payments using the Statutory Calendar Year Interest Rate based on the NAIC Standard Valuation Law for Single Premium Immediate Annuities corresponding to the Income Date. However, some states require us to use different interest rates for variable and fixed payouts for the present value calculation. We require proof of the Annuitant’s death and return of the Contract before we make any lump sum payment on a Full Annuitization. There are no additional costs associated with a lump sum payment. If the Annuitant dies after the selected guaranteed period ends, the last payment is the one that is due before the Annuitant’s death.
Option 3. Joint and Last Survivor Annuity. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant, at a level of 100%, 75% or 50% selected by the Owner when he or she chose this Annuity Payment option. Annuity Payments stop with the last payment that is due before the last surviving joint Annuitant’s death. If both Annuitants die shortly after the Income Date, the Payee may receive less than your investment in the Contract. This Annuity Option is not available under a Partial Annuitization.
Option 4. Joint and Last Survivor Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments continue to the Payee during the lifetime of the surviving joint Annuitant at 100% of the amount that was paid

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when both Annuitants were alive. However, if both joint Annuitants die before the end of the selected guaranteed period, we continue to make Annuity Payments to the Payee for the rest of the guaranteed period. If the Payee and Annuitant were the same person, we make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we make payments to the Beneficiary(ies). Alternatively, the Owner may elect to receive a lump sum payment equal to the present value of the remaining guaranteed Annuity Payments as of the date we receive proof of the last surviving joint Annuitant’s death and a payment election form at our Service Center. For variable Traditional Annuity Payments, in most states, we base the remaining guaranteed Traditional Annuity Payments on the current value of the annuity units and we use the assumed investment rate to calculate the present value. For fixed payouts, in most states, we calculate the present value of the remaining guaranteed Annuity Payments using the Statutory Calendar Year Interest Rate based on the NAIC Standard Valuation Law for Single Premium Immediate Annuities corresponding to the Income Date. However, some states require us to use different interest rates for variable and fixed payouts for the present value calculation. We require proof of death of both joint Annuitants and return of the Contract before we make any lump sum payment. There are no additional costs associated with a lump sum payment. If the last surviving joint Annuitant dies after the selected guaranteed period ends, the last payment is the one that is due before the Annuitant’s death. This Annuity Option is not available under a Partial Annuitization.
Option 5. Refund Life Annuity. We make Annuity Payments during the lifetime of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. After the Annuitant’s death, the Payee may receive a lump sum refund. For a fixed payout, the amount of the refund equals the amount applied to this Annuity Option minus the total paid under this option.
For variable Traditional Annuity Payments, the amount of the refund depends on the current Investment Option allocation and is the sum of refund amounts attributable to each Investment Option. We calculate the refund amount for a given Investment Option using the following formula.
(A) x {[(B) x (C) x (D)/(E)] - [(D) x (F)]}
where:
(A)	=	annuity unit value of the subaccount for that given Investment Option when due proof of the Annuitant’s death is received at our Service Center.
(B)	=	The amount applied to variable Traditional Annuity Payments on the Income Date.
(C)	=	Allocation percentage in a given subaccount (in decimal form) when due proof of the Annuitant’s death is received at our Service Center.
(D)	=
The number of annuity units used in determining each variable Traditional Annuity Payment attributable to that given subaccount when due proof of the Annuitant’s death is received at our Service Center.

(E)	=	Dollar value of first variable Traditional Annuity Payment.
(F)	=	Number of variable Traditional Annuity Payments made since the Income Date.
We base this calculation upon the allocation of annuity units actually in force at the time due proof of the Annuitant’s death is received at our Service Center. We do not pay a refund if the total refund determined using the above calculation is less than or equal to zero.
EXAMPLE
●
The Contract has one Owner who is a 65-year-old male. He selects variable Traditional Annuity Payments under Annuity Option 5 based on a Contract Value of $100,000 (item “B”).
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The Owner who is also the Annuitant allocates all the Contract Value to one Investment Option, so the allocation percentage in this subaccount is 100% (item “C”).
●
The purchase rate for the selected assumed investment rate is $6.15 per month per thousand dollars of Contract Value annuitized. Therefore, the first variable Annuity Payment is: $6.15 x ($100,000 / $1,000) = $615 (item “E”).
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Assume the annuity unit value on the Income Date is $12, then the number of annuity units used in determining each Traditional Annuity Payment is: $615 / $12 = 51.25 (item “D”).
●
The Owner who is also the Annuitant dies after receiving 62 Traditional Annuity Payments (item “F”) and the annuity unit value for the subaccount on the date the Service Center receives due proof of death is $10 (item “A”).
We calculate the refund as follows:

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(A) x {[(B) x (C) x (D)/(E)] – [(D) x (F)]} = 10 x {[100,000 x 1.00 x (51.25 / 615)] – [51.25 x 62]} =
10 x {[100,000 x 0.083333] – 3,177.50} = 10 x {8,333.33 – 3,177.50} = 10 x 5,155.83 = $51,558.30
Option 6. Specified Period Certain Annuity. We make Annuity Payments for a specified period of time you select, which must be a whole number of years from five to 30 for Traditional Annuity Payments, or 10 to 30 years for GMIB Payments. If the Annuitant dies before the end of the specified period certain, then we continue to make Annuity Payments to the Payee for the rest of the period certain. If the Payee and Annuitant were the same person, we make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we make payments to the Beneficiary(s). If the Annuitant dies after the selected period, the last payment is the one that is due before the Annuitant’s death. This Annuity Option is not available under a Partial Annuitization. For May 2003 Contracts and May 2006 Contracts this is generally only available for GMIB Payments, but it continued to be available for fixed Traditional Annuity Payments in some states. Please see your Contract for information on the version of this Annuity Option that is available to you.
Annuity Units/Calculating Variable Traditional Annuity Payments
The first variable Traditional Annuity Payment is equal to the Contract Value you apply to variable Traditional Annuity Payments on the Income Date, divided first by $1,000 and then multiplied by the appropriate variable annuity payout factor for each $1,000 of value for your selected Annuity Option.
We then purchase a fixed number of annuity units on the Income Date for each subaccount of the Investment Options you select. We do this by dividing the amount of the first Traditional Annuity Payment among your selected Investment Options’ subaccounts according to your future Purchase Payment allocation instructions. We then divide the Annuity Payment amount in each subaccount by the subaccount’s annuity unit value.
We determine the annuity unit value on each Business Day as follows:
●
we multiply the annuity unit value for the immediately preceding Business Day by the net investment factor for the current Business Day; and
●
divide by the assumed net investment factor for the current Business Day.
The assumed net investment factor for the current Business Day is one plus the annual assumed investment rate (AIR) adjusted to reflect the number of calendar days that lapsed since the immediately preceding Business Day. We allow an AIR of 3%, 5% or 7% based on your selection and applicable state law.
Thereafter, the number of subaccount annuity units remains unchanged unless you make a transfer. However, the number of annuity units changes if Annuity Option 3 is in effect, one Annuitant dies, and you requested Traditional Annuity Payments at 75% or 50% of the previous payment amount. All calculations appropriately reflect your selected payment frequency.
The Traditional Annuity Payment on each subsequent payment date is equal to the sum of the Traditional Annuity Payments for each subaccount. We determine the Traditional Annuity Payment for each subaccount by multiplying the subaccount’s number of annuity units by the annuity unit value on the payment date.

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 12

Financial Statements
The statutory financial statements of Allianz Life Insurance Company of North America as of December 31, 2025 and 2024 and for each of the three years in the period ended December 31, 2025, are incorporated herein by reference to Registrant’s Form N-VPFS (File No. 811-05618) filed with the SEC have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
The financial statements of the subaccounts of Allianz Life Variable Account B of Allianz Life Insurance Company of North America as of December 31, 2025, are incorporated herein by reference to Registrant’s Form N-VPFS (File No. 811-05618) filed with the SEC have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

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Appendix A – Death of the Owner and/or Annuitant
The following tables are intended to help you better understand what happens upon the death of any Owner and/or Annuitant under the different portions of the Contract.
UPON THE DEATH OF A SOLE OWNER
Action under the portion of the Contract that is in the Accumulation Phase	Action under any portion of the Contract that is in the Annuity Phase
● If this is an Inherited IRA Contract, the death benefit options for the Beneficiary of the Inherited IRA (successor beneficiary,
i.e. beneficiary of the original Beneficiary) depend on several factors. For specific information regarding these Contracts, please see section 12, Taxes – Distributions Upon the
Owner’s Death (or Annuitant’s Death if the Owner is a
Non-Individual).
● For all other Contracts, we pay a death benefit to the
Beneficiary unless the Beneficiary is the surviving spouse
and continues the Contract. If you selected the Living
Guarantees the GAV Benefit continues until the Contract
ends or is fully annuitized, and unless the Contract is
continued by a surviving spouse/Beneficiary the GWB ends
and the GMIB is no longer available. For a description of the death benefit and payout options, see prospectus section 11,
Death Benefit - Death Benefit Payment Options During the
Accumulation Phase.
● The death benefit is the greater of the Contract Value or the guaranteed death benefit value.
– Under the Traditional GMDB the guaranteed death
benefit value is total Purchase Payments adjusted for
withdrawals.
– Under the Enhanced GMDB the guaranteed death benefit
value is the greater of total Purchase Payments adjusted
for withdrawals, or the MAV.
● If a surviving spouse Beneficiary continues the Contract, as of the end of the Business Day we receive their Valid Claim:
– we increase the Contract Value to equal the guaranteed
death benefit value if greater, and the death benefit
continues to be available to the surviving spouse’s
Beneficiary(ies),
– the surviving spouse becomes the new Owner, and
– the Accumulation Phase continues.

● The Beneficiary becomes the Payee. If we are still required to make Annuity Payments under the selected Annuity Option,
the Beneficiary also becomes the new Owner.
● If the deceased was not an Annuitant, Annuity Payments to
the Payee continue. No death benefit is payable.
● If the deceased was the only surviving Annuitant, Annuity
Payments end or continue as follows.
– Annuity Option 1 or 3, payments end.
– Annuity Option 2 or 4, payments end when the
guaranteed period ends, or when we pay any final lump
sum.
– Annuity Option 5, payments end and the Payee may
receive a lump sum refund.
– Annuity Option 6, payments end when the guaranteed
period ends.
● If the deceased was an Annuitant and there is a surviving
joint Annuitant, Annuity Payments to the Payee continue
during the lifetime of the surviving joint Annuitant. No death benefit is payable.
● For a Qualified Contract, the Annuity Payments generally
must end no later than the end of the year containing the 10th anniversary of the Owner's death. However, in certain
situations, payments may need to end earlier.

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Appendix A
 14

UPON THE DEATH OF A JOINT OWNER (NOTE: JOINT OWNERS CANNOT TAKE PARTIAL ANNUITIZATIONS)
Action under the portion of the Contract that is in the Accumulation Phase	Action under any portion of the Contract that is in the Annuity Phase
● The surviving Joint Owner is the sole primary Beneficiary. If the Joint Owners were spouses there may also be contingent
Beneficiaries.
● We pay a death benefit to the surviving Joint Owner unless he or she is the surviving spouse and continues the Contract.
If you selected the Living Guarantees the GAV Benefit
continues until the Contract ends or is fully annuitized, and unless the Contract is continued by the surviving Joint Owner who is also a surviving spouse the GWB ends and the GMIB
is no longer available.
● The death benefit is the greater of the Contract Value or the guaranteed death benefit value.
– Under the Traditional GMDB the guaranteed death
benefit value is total Purchase Payments adjusted for
withdrawals.
– Under the Enhanced GMDB the guaranteed death benefit
value is the greater of total Purchase Payments adjusted
for withdrawals, or the MAV.
● If a surviving Joint Owner who is also a surviving spouse
continues the Contract, as of the end of the Business Day we receive their Valid Claim:
– we increase the Contract Value to equal the guaranteed
death benefit value if greater, and the death benefit
continues to be available to the surviving spouse’s
Beneficiary(ies),
– the surviving Joint Owner/spouse becomes the new
Owner, and
– the Accumulation Phase continues.

● If we are still required to make Annuity Payments under the selected Annuity Option, the surviving Joint Owner becomes
the sole Owner.
● If the deceased was not an Annuitant, Annuity Payments to
the Payee continue. No death benefit is payable.
● If the deceased was the only surviving Annuitant, Annuity
Payments end or continue as follows.
– Annuity Option 1 or 3, payments end.
– Annuity Option 2 or 4, payments end when the
guaranteed period ends, or when we pay any final lump
sum.
– Annuity Option 5, payments end and the Payee may
receive a lump sum refund.
– Annuity Option 6, payments end when the guaranteed
period ends.
● If the deceased was an Annuitant and there is a surviving
joint Annuitant, Annuity Payments to the Payee continue
during the lifetime of the surviving joint Annuitant. No death benefit is payable.

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Appendix A
 15

UPON THE DEATH OF AN ANNUITANT AND THERE IS NO SURVIVING JOINT ANNUITANT
Action if the Contract is in the Accumulation Phase	Action if the Contract is in the Annuity Phase
● If the deceased Annuitant was not an Owner, and the
Contract is owned only by an individual(s), we do not pay a
death benefit. The Owner can name a new Annuitant subject
to our approval.
● If the deceased Annuitant was a sole Owner, we pay a death benefit as discussed in the “Upon the Death of a Sole Owner”
table. If the Contract is continued by a surviving spouse, the new surviving spouse Owner can name a new Annuitant
subject to our approval.
● If the deceased Annuitant was a Joint Owner, we pay a death benefit as discussed in the “Upon the Death of a Joint Owner”
table. If the Contract is continued by a surviving Joint Owner who is also a surviving spouse, the surviving spouse Joint
Owner can name a new Annuitant subject to our approval.
● If the Contract is owned by a non-individual, we treat the death of the Annuitant as the death of a sole Owner, and we
pay a death benefit as discussed in the “Upon the Death of a
Sole Owner” table. NOTE: For non-individually owned
Contracts, spousal continuation is only available if the
Contract is Qualified, owned by a qualified plan or a
custodian, and the surviving spouse is named as the
sole primary beneficiary under the qualified plan or
custodial account.

● No death benefit is payable.
● If the deceased was the only surviving Annuitant, Annuity
Payments end or continue as follows.
– Annuity Option 1 or 3, payments end.
– Annuity Option 2 or 4, payments end when the
guaranteed period ends, or when we pay any final lump
sum.
– Annuity Option 5, payments end and the Payee may
receive a lump sum refund.
– Annuity Option 6, payments end when the guaranteed
period ends.
● If we are still required to make Annuity Payments under the selected Annuity Option and the deceased was a sole Owner,
the Beneficiary becomes the new sole Owner.
● If we are still required to make Annuity Payments under the selected Annuity Option and the deceased was a Joint
Owner, the surviving Joint Owner becomes the sole Owner.

UPON THE DEATH OF THE ANNUITANT DURING THE ANNUITY PHASE AND THERE IS A SURVIVING JOINT ANNUITANT (NOTE: WE ONLY ALLOW JOINT ANNUITANTS ON FULL ANNUITIZATION, SO THE ACCUMULATION PHASE HAS ENDED)
● Only Annuity Options 3 and 4 allow joint Annuitants. Under
Annuity Options 3, Annuity Payments to the Payee continue
during the lifetime of the surviving joint Annuitant. Under
Annuity Option 4, Annuity Payments to the Payee continue
until either the guaranteed period ends, or when we pay any
final lump sum.

● No death benefit is payable.
● If we are still required to make Annuity Payments under the selected Annuity Option and the deceased was a sole Owner,
the Beneficiary becomes the new Owner.
● If we are still required to make Annuity Payments under the selected Annuity Option and the deceased was a Joint
Owner, the surviving Joint Owner becomes the sole Owner.

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Appendix A
 16

PART C - OTHER INFORMATION

ITEM 27. EXHIBITS
(a)
Resolution of Board of Directors of the Insurance Company authorizing the establishment of the Separate Account, dated May 31, 1985 incorporated by reference as exhibit EX-99.B1. from Registered Separate Account’s Form N-4 (File Nos. 333-06709 and 811-05618), electronically filed on June 25, 1996.

(b)	Not Applicable
(c)	1.
Principal Underwriter Agreement by and between North American Life and Casualty Company on behalf of NALAC Variable Account B and NALAC Financial Plans, Inc. dated September 14, 1988 incorporated by reference as exhibit EX-99.B3 from Pre-Effective Amendment No. 1 to Registered Separate Account’s Form N-4 (File Nos. 333-06709 and 811-05618), electronically filed on December 13, 1996.
 (North American Life and Casualty Company is the predecessor to Allianz Life Insurance Company of North America. NALAC Financial Plans, Inc., is the predecessor to USAllianz Investor Services, LLC, which is the predecessor to Allianz Life Financial Services, LLC. NALAC Variable Account B is the predecessor of Allianz Life Variable Account B.)

2.
Broker-Dealer Agreement (amended and restated) between Allianz Life Insurance Company of North America and Allianz Life Financial Services, LLC, dated June 1, 2010 incorporated by reference as exhibit EX-99B3b. from Pre-Effective Amendment No. 1 to Registered Separate Account’s Form N-4 (File Nos. 333-166408 and 811-05618), electronically filed on September 24, 2010.

3.
The current specimen of the selling agreement between Allianz Life Financial Services, LLC, the principal underwriter for the Contracts, and retail brokers which offer and sell the Contracts to the public, is incorporated by reference as exhibit EX-27(C)3. from Post-Effective Amendment No. 25 to Registered Separate Account’s Form N-4 (File Nos. 333-90260 and 811-05618), electronically filed on April 26, 2024.

(d)	1.
Individual Variable Annuity Contract - L40432 incorporated by reference as exhibit EX-99.B4.a. from Pre-Effective Amendment No. 1 to Registered Separate Account’s Form N-4 (File Nos. 333-90260 and 811-05618), electronically filed on September 9, 2002.

2.
Contract Schedule Page - S40252AA incorporated by reference as exhibit EX-99.B4.b. from Pre-Effective Amendment No.4 to Registered Separate Account’s Form N-4 (File Nos. 333-90260 and 811-05618), electronically filed on April 27, 2006.

3.
GAV Benefit Endorsement - S40253 incorporated by reference as exhibit EX-99.B4.b. from Pre-Effective Amendment No. 1 to Registered Separate Account’s Form N-4 (File Nos. 333-90260 and 811-05618), electronically filed on September 9, 2002.

4.
Fixed Account with a MVA Endorsement - S40709-2A incorporated by reference as exhibit EX-99.B4.d. from Pre-Effective Amendment No.4 to Registered Separate Account’s Form N-4 (File Nos. 333-90260 and 811-05618), electronically filed on April 27, 2006.

5.
Traditional GMDB Endorsement - S40251 incorporated by reference as exhibit EX-99.B4.d. from Pre-Effective Amendment No. 1 to Registered Separate Account’s Form N-4 (File Nos. 333-90260 and 811-05618), electronically filed on September 9, 2002.

6.
Enhanced GMDB Endorsement - S40250 incorporated by reference as exhibit EX-99.B4.e. from Pre-Effective Amendment No. 1 to Registered Separate Account’s Form N-4 (File Nos. 333-90260 and 811-05618), electronically filed on September 9, 2002.

7.
GMIB Endorsement - S40258 incorporated by reference as exhibit EX-99.B4.f. from Pre-Effective Amendment No. 1 to Registered Separate Account’s Form N-4 (File Nos. 333-90260 and 811-05618), electronically filed on September 9, 2002.

8.
Increased Annuity Payment Benefit Endorsement - S20220 incorporated by reference as exhibit EX-99.B4.g. from Pre-Effective Amendment No. 1 to Registered Separate Account’s Form N-4 (File Nos. 333-90260 and 811-05618), electronically filed on September 9, 2002.

9.
Waiver of Withdrawal Charge Endorsement - S40255 incorporated by reference as exhibit EX-99.B4.h. from Post-Effective Amendment No. 1 to Registered Separate Account’s Form N-4 (File Nos. 333-90260 and 811-05618), electronically filed on April 25, 2003.

10.
GWB Endorsement - S40254 incorporated by reference as exhibit EX-99.B4.i. from Post-Effective Amendment No.3 to Registered Separate Account’s Form N-4 (File Nos. 333-90260 and 811-05618), electronically filed on April 27, 2005.

11.
Inherited IRA/Roth IRA Endorsement - S40713 incorporated by reference as exhibit EX-99.B4.j. from Post-Effective Amendment No.3 to Registered Separate Account’s Form N-4 (File Nos. 333-90260 and 811-05618), electronically filed on April 27, 2005.

	12.
MVA Amendment Endorsement - S40740 incorporated by reference as exhibit EX-99.B4.l. from Post-Effective Amendment No. 6 to Registered Separate Account’s Form N-4 (File Nos. 333-90260 and 811-05618), electronically filed on April 23, 2007.

(e)	1.
Application for Individual Variable Annuity Contract - F40429 incorporated by reference as exhibit EX-99.B5. from Pre-Effective Amendment No. 1 to Registered Separate Account’s Form N-4 (File Nos. 333-90260 and 811-05618), electronically filed on September 9, 2002.

(f)	1.
Articles of Incorporation, as amended and restated August 1, 2006, of Allianz Life Insurance Company of North    America, filed on January 3, 2013 as Exhibit 3(a) to Insurance Company’s initial registration on Form S-1 (File No. 333-185864), is incorporated by reference.

	2.
Bylaws, as amended and restated August 1, 2006, of Allianz Life Insurance Company of North America, filed on January 3, 2013 as Exhibit 3(b) to Insurance Company’s initial registration on Form S-1 (File No. 333-185864), is incorporated by reference.

(g)	Not Applicable
(h)	1.
Participation Agreement between BlackRock Series Fund, Inc., BlackRock Distributors, Inc., Allianz Life Insurance Co. of North America, and Allianz Life Financial Services, LLC incorporated by reference as exhibit EX-99.B8.c. from Post-Effective Amendment No. 14 to Registered Separate Account’s Form N-4 (File Nos. 333-139701 and 811-05618), electronically filed on April 3, 2009.

	2.
Participation Agreement between Davis Variable Account Fund, Inc., Davis Distributors, LLC and Allianz Life Insurance Company of North America, dated 11/1/1999 incorporated by reference as exhibit EX-99.B8.e. from Pre-Effective Amendment No. 1 to Registered Separate Account’s Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on December 30, 1999.

	3.	-
Amendment to Participation Agreement between Davis Variable Account Fund, Inc., Davis Distributors, LLC and Allianz Life Insurance Company of North America dated 5/1/08 incorporated by reference as exhibit EX-99.B8.f. from Post-Effective Amendment No. 14 to Registered Separate Account’s Form N-4 (File Nos. 333-139701 and 811-05618), electronically filed on April 3, 2009.

	4.	-
Amendment  to Participation Agreement pursuant to the requirements of Rule 498 for Summary Prospectus between Davis Variable Account Fund, Inc., Davis Distributors, LLC and Allianz Life Insurance Company of North America dated 9/3/2015, incorporated by reference as exhibit EX-99.B8.g. from Post-Effective Amendment No. 14 to Registered Separate Account’s Form N-4 (File Nos. 333-182987 and 811-05618), electronically filed on April 19, 2016.

	5.
Fund Participation Agreement between Allianz Life Insurance Company of North America, Dreyfus Investment Portfolios and The Dreyfus Life and Annuity Index Fund, dated 5/1/2002 incorporated by reference as exhibit EX-99.H18 from Post-Effective Amendment No. 3 to Registered Separate Account’s Allianz Life Variable Account A's Form N-6 (File Nos. 333-102332 and 811-04965), electronically filed on January 6, 2003.

	6.	-
Amendment to Fund Participation Agreement between Allianz Life Insurance Company of North America, Dreyfus Investment Portfolios and the Dreyfus Stock Index Fund, Inc., dated 5/1/2007 incorporated by reference as exhibit EX-99.B8.j. from Post-Effective Amendment No. 20 to Registered Separate Account’s Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on April 24, 2008.

	7.
Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Allianz Life Insurance Company of North America and USAllianz Investor Services, LLC (the predecessor to Allianz Life Financial Services, LLC.), and dated 10/1/2003 incorporated by reference as exhibit EX-99.B8.h. from Pre-Effective Amendment No.2 to Registered Separate Account’s Form N-4 (File Nos. 333-120181 and 811-05618), electronically filed on March 30, 2005.

	8.	-
Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Allianz Life Insurance Company of North America and USAllianz Investor Services, LLC (the predecessor to Allianz Life Financial Services, LLC.), dated 5/1/08 incorporated by reference as exhibit EX-99.B8.j. from Post-Effective Amendment No. 14 to Registered Separate Account’s Form N-4 (File Nos. 333-139701 and 811-05618), electronically filed on April 3, 2009.

9.	-
Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Allianz Life Insurance Company of North America and Allianz Life Financial Services, LLC., dated January 16, 2014, incorporated by reference as exhibit EX-99.B8.l. from Post-Effective Amendment No. 10 to Registered Separate Account’s Form N-4 (File Nos. 333-182987 and 811-05618), electronically filed on April 14, 2014.

10.	-
Amendment  to Participation Agreement pursuant to the requirements of Rule 498 for Summary Prospectus between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Allianz Life Insurance Company of North America and Allianz Life Financial Services, LLC., dated 9/1/2015, incorporated by reference as exhibit EX-99.B8.p. from Post-Effective Amendment No. 14 to Registered Separate Account’s Form N-4 (File Nos. 333-182987 and 811-05618), electronically filed on April 19, 2016..

11.
Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Allianz Life Insurance Company of North America, dated 12/1/1999 incorporated by reference as exhibit EX-99.B8.h. from Pre-Effective Amendment No. 1 to Registered Separate Account’s Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed December 30, 1999.

12.	-
Amendments to Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Allianz Life Insurance Company of North America, dated 2/1/00, 5/1/02, 4/30/04, 4/29/05, 5/1/06 incorporated by reference as exhibit EX-99.B8.t. from Post-Effective Amendment No. 18 to Registered Separate Account’s Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on April 23, 2007.

13.	-
Amendment to Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Allianz Life Insurance Company of North America, dated February 1, 2014, incorporated by reference as exhibit EX-99.B8.y. from Post-Effective Amendment No. 14 to Registered Separate Account’s Form N-4 (File Nos. 333-90260 and 811-05618), electronically filed on April 17, 2014.

14.	-
Amendment  to Participation Agreement pursuant to the requirements of Rule 498 for Summary Prospectus between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Allianz Life Insurance Company of North America dated 9/1/2015 incorporated by reference as exhibit EX-99.B8.aa. from Post-Effective Amendment No. 17 to Registered Separate Account’s Form N-4 (File Nos. 333-90260 and 811-05618), electronically filed on April 19, 2016.

15.
Investor Services Agreement between Pacific Investment Management Company (PIMCO) and Allianz Life Insurance Company of North America, dated June 1, 2009 and Amendment dated 5-1-2011 incorporated by reference as exhibit EX-99.B8.t. from Post-Effective Amendment No. 7 to Registered Separate Account’s Form N-4 (File Nos. 333-171427 and 811-05618) electronically filed on April 6, 2012.

16.	-
Amendment dated May 1, 2011 to Investor Services Agreement between Allianz Life Insurance Company of North America and Pacific Investment Management Company dated June 1, 2009 incorporated by reference as exhibit EX-99.B8.n. from Post-Effective Amendment No. 25 to Registered Separate Account’s Form N-4 (File Nos. 333-139701 and 811-05618), electronically filed on April 26, 2011.

17.	-
Amendment  dated 4-30-2012 to Investor Services Agreement between Pacific Investment Management Company (PIMCO) and Allianz Life Insurance Company of North America, dated June 1, 2009 incorporated by reference as exhibit EX-99.B8.u. from Post-Effective Amendment No. 7 to Registered Separate Account’s Form N-4 (File Nos. 333-171427 and 811-05618) electronically filed on April 6, 2012.

18.	-
Amendment  dated September 1, 2012 to Investor Services Agreement between Pacific Investment Management Company (PIMCO) and Allianz Life Insurance Company of North America, dated June 1, 2009 incorporated by reference as exhibit EX-99.B8.z. from Post-Effective Amendment No. 34 to Registered Separate Account’s Form N-4 (File Nos. 333-139701 and 811-05618) electronically filed on February 4, 2013.

20.
Participation Agreement between Allianz Life Insurance Company of North America, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC, dated 12/1/1999 incorporated by reference as exhibit EX-99.B8.i. from Pre-Effective Amendment No. 1 to Registered Separate Account’s Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed December 30, 1999.

	21.	-
Amendments to Participation Agreement between Allianz Life Insurance Company of North America, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC, dated 4/1/00, 11/5/01, 5/1/02, 5/1/03, 4/30/04, 4/29/05 incorporated by reference as exhibit EX-99.B8.w. from Post-Effective Amendment No. 18 to Registered Separate Account’s Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on April 23, 2007.

	22.	-
Amendment dated May 1, 2011 to Participation Agreement between Allianz Life Insurance Company of North America, PIMCO Variable Insurance Trust and PIMCO Investments LLC (formerly Allianz Global Investors Distributiors LLC) dated December 1, 1999 incorporated by reference as exhibit EX-99.B8.p. from Post-Effective Amendment No. 1 to Registered Separate Account’s Form N-4 (File Nos. 333-171427 and 811-05618), electronically filed on October 17, 2011.

	23.	-
Amendment dated April 30, 2012 to Participation Agreement between Allianz Life Insurance Company of North America, PIMCO Variable Insurance Trust and PIMCO Investments LLC (formerly Allianz Global Investors Distributiors LLC) dated December 1, 1999 incorporated by reference as exhibit EX-99.B8.q. from Post-Effective Amendment No. 7 to Registered Separate Account’s Form N-4 (File Nos. 333-171427 and 811-05618) electronically filed on April 6, 2012.

	24.	-
Amendment dated September 1, 2012 to Participation Agreement between Allianz Life Insurance Company of North America, PIMCO Variable Insurance Trust and PIMCO Investments LLC (formerly Allianz Global Investors Distributiors LLC) dated December 1, 1999 incorporated by reference as exhibit EX-99.B8.y. from Post-Effective Amendment No. 34 to Registered Separate Account’s Form N-4 (File Nos. 333-139701 and 811-05618) electronically filed on February 4, 2013.

	25.	-
Amendments to Participation Agreement pursuant to the requirements of Rule 498 for Summary Prospectus between PIMCO Variable Insurance Trust, PIMCO Equity Series VI, PIMCO Investments LLC, and Allianz Life Insurance Company of North America, dated 10/12/2015, incorporated by reference as exhibit EX-99.B8.ae. from Post-Effective Amendment No. 14 to Registered Separate Account’s Form N-4 (File Nos. 333-182987 and 811-05618), electronically filed on April 19, 2016.

26.
Fund Participation Agreement between Allianz Life Insurance Company of North America, The Prudential Series Fund, Inc., Prudential Investments Fund Management LLC, and Prudential Investment Management Services, LLC, dated 12/15/2000 incorporated by reference as exhibit EX-99.B8.k. from Post-Effective Amendment No. 2 to Registered Separate Account’s Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on December 15, 2000.

27.
Fund Participation Agreement between Seligman Portfolios, Inc. and Allianz Life Insurance Company of North America, dated 12/1/1999 incorporated by reference as exhibit EX-99.B8.j. from Pre-Effective Amendment No. 1 to Registered Separate Account’s Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed December 30, 1999.

	28.	-
Amendments to Participation Agreement between Seligman Portfolios, Inc. and Allianz Life Insurance Company of North America, dated 2/1/00, 5/1/02, 5/1/03, 4/30/04, 5/1/06 incorporated by reference as exhibit EX-99.B8.ad. from Post-Effective Amendment No. 18 to Registered Separate Account’s Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on April 23, 2007.

29.
Amended and Restated Participation Agreement dated November 1, 2015, between Allianz Variable Insurance Products Trust, Allianz Life Insurance Company of North America, and Allianz Life Financial Services, LLC, filed on February 12, 2016 as Exhibit (e)(2) to Investment Company’s Post-Effective Amendment No. 53 (File Nos. 333-83423 and 811-09491), is incorporated by reference.

30.
Amended and Restated Participation Agreement, dated November 1, 2015, between Allianz Variable Insurance Products Fund of Funds Trust, Allianz Life Insurance Company of North America, and Allianz Life Financial Services, LLC, filed on April 18, 2016, as Exhibit (e)(2) to Investment Company’s Post-Effective Amendment No. 28 (File Nos. 333-119867 and 811-21624), is incorporated by reference.

(i)	1.
Administrative Services Agreement between BlackRock Advisors, LLC and Allianz Life, dated May 1, 2008 incorporated by reference as exhibit EX-99.B8.d. from Post-Effective Amendment No. 14 to Registered Separate Account’s Form N-4 (File Nos. 333-139701 and 811-05618), electronically filed on April 3, 2009.

2.
-Amendment No. 3, Effective January 1, 2022, to the Administrative Services Agreement between BlackRock Advisors, LLC and Allianz Life, dated May 1, 2008, , incorporated by reference as exhibit 27(i)(1)(i). from Post-Effective Amendment No. 37 to Registered Separate Account’s Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on April 26, 2022..

3.
Administrative Services Agreement between The Dreyfus Corporation and Allianz Life Insurance Company of North America, dated 5/1/2002 incorporated by reference as exhibit EX-99.B8.f. from Post-Effective Amendment No. 18 to Registered Separate Account’s Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on April 23, 2007.

4.	-
Amendments to Administrative Services Agreement between The Dreyfus Corporation and Allianz Life Insurance Company of North America, dated 8/7/02, 10/16/06 incorporated by reference as exhibit EX-99.B8.g. from Post-Effective Amendment No. 18 to Registered Separate Account’s Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on April 23, 2007.

5.
Administrative Services Agreement between Franklin Templeton Services LLC and Allianz Life Insurance Company of North America, dated 10/1/2003 incorporated by reference as exhibit EX-99.B8.ac. from Pre-Effective Amendment No.2 to Registered Separate Account’s Form N-4 (File Nos. 333-120181 and 811-05618), electronically filed on March 30, 2005.

6.	-
Amendment to Administrative Services Agreement between Franklin Templeton Services LLC and Allianz Life Insurance Company of North America, dated 8/08/2008 incorporated by reference as exhibit EX-99.B8.h. from Post-Effective Amendment No. 14 to Registered Separate Account’s Form N-4 (File Nos. 333-139701 and 811-05618), electronically filed on April 3, 2009.

7.	-
Amendment to Administrative Services Agreement between Franklin Templeton Services LLC and Allianz Life Insurance Company of North America, dated July 16, 2012 incorporated by reference as exhibit EX-99.B8.h. from Post-Effective Amendment No. 4 to Registered Separate Account’s Form N-4 (File Nos. 333-166408 and 811-05618) electronically filed on August 21, 2012.

8.	-
Amendment to Administrative Services Agreement between Franklin Templeton Services LLC and Allianz Life Insurance Company of North America, dated August 17, 2022 incorporated by reference as 27(i)(5) from Post-Effective Amendment No. 24 to Registered Separate Account’s Form N-4 (File Nos.333-182987 and 811-05618), electronically filed April 24, 2023.

9.
Administrative Support Service Agreement between OppenheimerFunds, Inc. and Allianz Life Insurance Company of North America, dated 12/1/1999 incorporated by reference as exhibit EX-99.B8.u. from Post-Effective Amendment No. 12 to Registered Separate Account’s Form N-4 (File Nos. 333-95729 and 811-05618), electronically filed on April 26, 2004.

10.	-
Amendment to Administrative Support Service Agreement between OppenheimerFunds, Inc. and Allianz Life Insurance Company of North America, dated 2/1/00 incorporated by reference as exhibit EX-99.B8.r. from Post-Effective Amendment No. 18 to Registered Separate Account’s Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on April 23, 2007.

11.	-
Amendment to the Letter of Understanding of the Administrative Support Service Agreement and between OppenheimerFunds Distributor, Inc. and Allianz Life Insurance Company of North America, dated February 1, 2014, incorporated by reference as exhibit EX-99.B8.v. from Post-Effective Amendment No. 14 to Registered Separate Account’s Form N-4 (File Nos. 333-90260 and 811-05618), electronically filed on April 17, 2014.

12.
Administrative Services Agreement between PIMCO Variable Insurance Trust and Allianz Life Insurance Company of North America dated December 4, 2009 and Amendment dated April 1, 2012 incorporated by reference as exhibit EX-99.B8.v. from Post-Effective Amendment No. 9 to Registered Separate Account’s Form N-4 (File Nos. 333-171427 and 811-05618) electronically filed on June 7, 2012.

13.
Master Professional Services Agreement effective January 1, 2020 between Allianz Life Insurance Company of North America and Tata Consultancy Services Limited, incorporated by reference as exhibit 27(i)(1). from Post-Effective Amendment No. 23 to Registered Separate Account’s Form N-4 (File Nos. 333-185866 and 811-05618), electronically filed on April 18, 2022.

14.
BPO Service Description and Statement of Work of the Master Professional Serives Agreement between Allianz Life Insurance Company of North America and Tata Consultancy Services Limited effective January 1, 2020, incorporated by reference as exhibit 27(i)(2). from Post-Effective Amendment No. 23 to Registered Separate Account’s Form N-4 (File Nos. 333-185866 and 811-05618), electronically filed on April 18, 2022.

15.
Attachment 2-F to BPO Schedule 2 of the BPO Service Description and Statement of Work of the Master Professional Serives Agreement between Allianz Life Insurance Company of North America and Tata Consultancy Services Limited effective January 1, 2020, incorporated by reference as exhibit 27(i)(3). from Post-Effective Amendment No. 23 to Registered Separate Account’s Form N-4 (File Nos. 333-185866 and 811-05618), electronically filed on April 18, 2022.

(j)	1.
22c-2 Agreements incorporated by reference as exhibit EX-99.B8.a. from Post-Effective Amendment No. 20 to Registered Separate Account’s Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on April 24, 2008.

2.
22c-2 Agreement-BlackRock Distributors, Inc. incorporated by reference as exhibit EX-99.B8.b. from Post-Effective Amendment No. 14 to Registered Separate Account’s Form N-4 (File Nos. 333-139701 and 811-05618), electronically filed on April 3, 2009.

3.
Disribution/12 b-1 Letter Agreement between Dreyfus Service Corporation and USAllianz Investor Services, LLC (predecessor to Allianz Life Financial Services, LLC.), dated 5/1/2002 incorporated by reference as exhibit EX-99.B8.h. from Post-Effective Amendment No. 18 to Registered Separate Account’s Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on April 23, 2007.

4.
Service Agreement between J.&W. Seligman & Co. Incorporated and Allianz Life Insurance Company of North America, dated 12/16/1999 incorporated by reference as exhibit EX-99.B8.x. from Post-Effective Amendment No. 12 to Registered Separate Account’s Form N-4 (File Nos. 333-95729 and 811-05618), electronically filed on April 26, 2004.

5.
Services Agreement between Prudential Investment Management Services LLC and Allianz Life Insurance Company of North America, dated 12/15/2000 incorporated by reference as exhibit EX-99.B8.w. from Post-Effective Amendment No. 12 to Registered Separate Account’s Form N-4 (File Nos. 333-95729 and 811-05618), electronically filed on April 26, 2004.

6. -
Amendment to Services Agreement between Prudential Investment Management Services LLC and Allianz Life Insurance Company of North America, dated 9/9/2002 incorporated by reference as exhibit EX-99.B8.z. from Post-Effective Amendment No. 18 to Registered Separate Account’s Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on April 23, 2007.

(k)*	Opinion and Consent of Counsel
(l)*	Consent of Independent Registered Public Accounting Firm
(m)	Not Applicable
(n)	Not Applicable
(o)	Not Applicable
(p)
Powers of Attorney incorporated by reference as exhibit 27(p) from Post-Effective Amendment No. 16 to Allianz Life of North America’s Form N-4 (File No. 333-264349), electronically filed on July 22, 2025.

(q)	Not Applicable
(r)	Not Applicable

*	Filed herewith
**	To be filed by amendment

ITEM 28. DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY
Unless noted otherwise, all officers and directors have the following principal business address:
5701 Golden Hills Drive
Minneapolis, MN 55416-1297
The following are the Officers and Directors of the Insurance Company:

Name and Principal Business Address	Positions and Offices with Insurance Company
Jasmine M. Jirele	Director, President, and Chief Executive Officer
Andreas G. Wimmer Allianz SE Königinstraße 28 Munich, Germany 80802	Director and Board Chair
William E. Gaumond	Director, Executive Vice President, Chief Financial Officer, and Treasurer
Eric J. Thomes	Executive Vice President, Chief Distribution Officer
Adam Brown	Executive Vice President, Chief Actuary
Gretchen Cepek	Executive Vice President, Chief Legal Officer and Corporate Secretary
Jean-Roch P.F. Sibille	Executive Vice President, Chief Investment Officer
Rebecca Wysocki	Senior Vice President, Controller and Assistant Treasurer
Jenny L. Guldseth	Executive Vice President, Chief People and Culture Officer
Emmanuelle Thommerot	Executive Vice President, Chief Marketing and Strategy Officer
Luca Gallo	Executive Vice President, Chief Operating Officer
Walter R. White	Director
Udo Frank	Director
Kevin E. Walker	Director
Howard E. Woolley	Director
Lauren Kathryn Day Allianz SE Koeniginstraße 28 Munich, Germany 80802	Director

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTERED SEPARATE ACCOUNT
The Insurance Company organizational chart, dated December 31, 2025, is incorporated by reference as exhibit EX-29 from Post-Effective Amendment No. 27 to Registered Separate Account’s Form N-4 (File Nos. 333-185866 and 811-05618), electronically filed on April 22, 2026.

ITEM 30. INDEMNIFICATION
Indemnification provision, as required by the ’33 Act, Rule 484
The Bylaws of the Insurance Company provide:
ARTICLE XI. INDEMNIFICATION OF DIRECTORS, OFFICERS AND EMPLOYEES
SECTION 1. RIGHT TO INDEMNIFICATION:
(a)
Subject to the conditions of this Article and any conditions or limitations imposed by applicable law, the Corporation shall indemnify any employee, director or officer of the Corporation (an "Indemnified Person") who was, is, or in the sole opinion of the Corporation, may reasonably become a party to or otherwise involved in any Proceeding by reason of the fact that such Indemnified Person is or was:

	(i)	a director of the Corporation; or
	(ii)	acting in the course and scope of his or her duties as an officer or employee of the Corporation; or
	(iii)	rendering Professional Services at the request of and for the benefit of the Corporation; or
(iv)
serving at the request of the Corporation as an officer, director, fiduciary or member of another corporation, association, committee, partnership, joint venture, trust, employee benefit plan or other enterprise (an "Outside Organization").

(b)	Notwithstanding the foregoing, no officer, director or employee shall be indemnified pursuant to these bylaws under the following circumstances:
	(i)	in connection with a Proceeding initiated by such person, in his or her own personal capacity, unless such initiation was authorized by the Board of Directors;
	(ii)	if a court of competent jurisdiction finally determines that any indemnification hereunder is unlawful;
	(iii)	for acts or omissions involving intentional misconduct or knowing and culpable violation of law;
(iv)
for acts or omissions that the Indemnified Person believes to be contrary to the best interests of the Corporation or its shareholders or that involve the absence of good faith on the part of the Indemnified Person;

	(v)	for any transaction for which the Indemnified Person derived an improper personal benefit;
(vi)
for acts or omissions that show a reckless disregard for the Indemnified Person's duty to the Corporation or its shareholders in circumstances in which the Indemnified Person was aware or should have been aware, in the ordinary course of performing the Indemnified Person's duties, of the risk of serious injury to the Corporation or its shareholders;

	(vii)	for acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the Indemnified Person's duties to the Corporation or its shareholders;
	(viii)	in circumstances where indemnification is prohibited by applicable law;
(ix)
in the case of service as an officer, director, fiduciary or member of an Outside Organization, where the Indemnified Person was aware or should have been aware that the conduct in question was outside the scope of the assignment as contemplated by the Corporation.

SECTION 2. SCOPE OF INDEMNIFICATION:
(a)
Indemnification provided pursuant to Section 1(a)(iv) shall be secondary and subordinate to indemnification or insurance provided to an Indemnified Person by an Outside Organization or other source, if any.

(b)
Indemnification shall apply to all reasonable expenses, liability and losses, actually incurred or suffered by an Indemnified Person in connection with a Proceeding, including without limitation, attorneys' fees and any expenses of establishing a right to indemnification or advancement under this article, judgments, fines, ERISA excise taxes or penalties, amounts paid or to be paid in settlement and all interest, assessments and other charges paid or payable in connection with or in respect of such expense, liability and loss.

(c)
Such indemnification shall continue as to any Indemnified Person who has ceased to be an employee, director or officer of the Corporation and shall inure to the benefit of his or her heirs, estate, executors and administrators.

SECTION 3. DEFINITIONS:
(a)	"Corporation" for the purpose of Article XI shall mean Allianz Life Insurance Company of North America and all of its subsidiaries.
(b)
"Proceeding" shall mean any threatened, pending, or completed action, suit or proceeding whether civil, criminal, administrative, investigative or otherwise, including actions by or in the right of the Corporation to procure a judgment in its favor.

(c)
"Professional Services" shall mean services rendered pursuant to (i) a professional actuarial designation, (ii) a license to engage in the practice of law issued by a State Bar Institution or (iii) a Certified Public Accountant designation issued by the American Institute of Certified Public Accountants.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted for directors and officers or controlling persons of the Insurance Company pursuant to the foregoing, or otherwise, the Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Insurance Company of expenses incurred or paid by a director, officer or controlling person of the Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Insurance Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS
Allianz Life Financial Services, LLC (previously USAllianz Investor Services, LLC) is the principal underwriter for the following investment companies other than Allianz Life Variable Account B:
Allianz Life Variable Account A
Allianz Life of NY Variable Account C
Allianz Funds
The following are the officers (managers) and directors (Board of Governors) of Allianz Life Financial Services, LLC. All officers and directors have the following principal business address:
5701 Golden Hills Drive
Minneapolis, MN 55416-1297
Name	Positions and Offices with Underwriter
Corey J. Walther	Governor and President
Eric J. Thomes	Governor, Chief Executive Officer, and Chief Manager
William E. Gaumond	Governor
Daniel R. Eberhard	Chief Financial Officer and Treasurer
John C. Helmen	Assistant Vice President, Distribution National Accounts
Matthew C. Dian	Chief Compliance Officer
Kristine M. Lord-Krahn	Chief Legal Officer and Secretary

(c) For the period 1-1-2025 to 12-31-2025
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
Allianz Life Financial Services, LLC	$600,264,172.97	$0	$0	$0

The $600,264,172.97 that Allianz Life Financial Services, LLC received from Allianz Life as commissions on the sale of Contracts issued under Allianz Life Variable Account B was subsequently paid entirely to the third party broker/dealers that perform the retail distribution of the Contracts and, therefore, no commission or compensation was retained by Allianz Life Financial Services, LLC.

ITEM 31A. INFORMATION ABOUT CONTRACTS WITH INDEX-LINKED OPTIONS AND FIXED OPTIONS SUBJECT TO A CONTRACT ADJUSTMENT
(a) For the calendar year ended December 31, 2025:
Name of the Contract	Number of Contracts outstanding	Total value attributable to the Index-Linked Option and/or Fixed Option subject to a Contract Adjustment	Number of Contracts sold during the prior calendar year	Gross premiums received during the prior calendar year	Amount of Contract value redeemed during the prior calendar year	Combination Contract (Yes/No)
Allianz High Five Variable Annuity	7,716	$375,978,617	0	$55,527	$44,706,196	Yes

(b) Not Applicable
ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
Incorporated by reference as Item B3 on form N-CEN, filed by the Registrant on March 11, 2026.
ITEM 33. MANAGEMENT SERVICES
Not Applicable
ITEM 34. FEE REPRESENTATION AND UNDERTAKINGS
a)
Allianz Life Insurance Company of North America ("Insurance Company") hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Insurance Company.

b)	Not Applicable
The Insurance Company hereby represents that it is relying upon a No Action Letter issued to the American Council of Life Insurance, dated November 28, 1988 (Commission ref. IP-6-88), and that the following provisions have been complied with:
1.
Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the Contract;

2.	Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the Contract;
3.
Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

4.
Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registered Separate Account certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and State of Minnesota, on this 27th day of April, 2026.
ALLIANZ LIFE VARIABLE ACCOUNT B (Registered Separate Account)
By:	Jasmine M. Jirele*
Jasmine M. Jirele
President and Chief Executive Officer

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA (Insurance Company)
By:	Jasmine M. Jirele*
Jasmine M. Jirele
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Jasmine M. Jirele*	Director, President and Chief Executive Officer (principal executive officer)	April 27, 2026
Jasmine M. Jirele

/s/ Andreas G. Wimmer*	Director and Board Chair	April 27, 2026
Andreas G. Wimmer

/s/ William E. Gaumond*	Director, Executive Vice President, Chief Financial Officer and Treasurer (principal financial officer and principal accounting officer)	April 27, 2026
William E. Gaumond

/s/ Howard E. Woolley*	Director	April 27, 2026
Howard E. Woolley

/s/ Udo Frank*	Director	April 27, 2026
Udo Frank

/s/ Kevin E. Walker*	Director	April 27, 2026
Kevin E. Walker

/s/ Walter R. White*	Director	April 27, 2026
Walter R. White

/s/ Lauren Kathryn Day*	Director	April 27, 2026
Lauren Kathryn Day

* By Power of Attorney, dated July 2025, incorporated by reference as EX-99.27(p) from Post-Effective Amendment No. 16 to Allianz Life Insurance Company’s Form N-4 (File Nos. 333-264349) electronically filed on July 22, 2025.
*By:	/s/ John P. Hite
John P. Hite
Senior Counsel, Associate General Counsel Pursuant to Power of Attorney
File Nos. 333-90260; 811-05618

EXHIBITS TO
POST-EFFECTIVE AMENDMENT NO. 30
TO
FORM N-4
(FILE NOS. 333-90260 AND 811-05816)
ALLIANZ LIFE VARIABLE ACCOUNT B
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
INDEX TO EXHIBITS
27(k)	Opinion and Consent of Counsel
27(l)	Consent of Independent Registered Public Accounting Firm